SELIGMAN
------------------------
          MUNICIPAL FUND                                   [Graphic Omitted]
            SERIES, INC.




                                                             ANNUAL REPORT
                                                          SEPTEMBER 30, 2000

                                                                --------

                                                               PROVIDING

                                                             INCOME EXEMPT

                                                             FROM REGULAR

                                                                INCOME

                                                                  TAX



                                                             [Logo Omitted]
                                                           J.& W. SELIGMAN & CO.
                                                               INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP
 TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

                    TIMES CHANGE...

                    Established in 1864, Seligman has a history of providing
                    financial services marked not by fanfare, but rather by a
                    quiet and firm adherence to financial prudence. While the
                    world has changed dramatically in the 136 years since
                    Seligman first opened its doors, the firm has continued to
[Graphic Omitted]   offer its clients high-quality investment solutions through changing times.

                    In the late 19th century, as the country grew, Seligman
                    helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as
JAMES, JESSE, AND   America became an industrial power, the firm helped fund the
JOSEPH SELIGMAN,    growing capital needs of the nascent automobile and steel
1870                industries.

                    With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and launched its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

TABLE OF CONTENTS

To the Shareholders ..................................    1
Interview With Your Portfolio Manager ................    2
Performance Overview and Portfolio Summary ...........    4
Portfolios of Investments ............................   17
Statements of Assets and Liabilities .................   36
Statements of Operations .............................   38
Statements of Changes in Net Assets ..................   40
Notes to Financial Statements ........................   45
Financial Highlights .................................   56
Report of Independent Auditors .......................   69
Board of Directors ...................................   70
Executive Officers AND For More Information ..........   71
Glossary of Financial Terms ..........................   72

TO THE SHAREHOLDERS

The past year has been an increasingly positive one for fixed-income securities. The beginning of 2000 saw a climate of rising interest rates and uncertainty about the US economy's direction. As the year progressed, however, general economic trends and the law of supply and demand--lower issuances and higher investor demand--converged to create a more favorable environment for bonds overall and municipal bonds specifically. These factors were reflected in the strong performances of the Series in Seligman Municipal Fund Series this year.

By June of this year it was apparent that the Federal Reserve Board's efforts to slow the economy to a more sustainable pace were having an effect. Leading economic indicators such as new home sales, manufacturing, corporate earnings, and retail sales all pointed to an economy that is still strong, but whose growth has slowed. The Fed responded to these signs by leaving interest rates untouched in June, August, and October of this year.

Despite the slowing, the Fed indicated that inflation is still a concern going forward because of high oil prices, the continued tight labor market, and the fact that consumer spending still outpaces personal income. Nonetheless, because of the presidential election and given the economic slowdown, we don't anticipate further rate hikes in 2000, although they can't be ruled out at some point in 2001.

Against this backdrop of stabilizing interest rates, both Treasuries and municipal bonds have benefited from an environment of shrinking supply and increased demand. The Treasury Department's debt buyback program, initiated in January 2000 and intended to pay down the national debt, has reduced the supply of Treasuries. In the case of municipal bonds, the strong economy has increased government tax revenues, and many cities and states have therefore issued fewer bonds for the purpose of raising funds. Moreover, higher interest rates have made it more costly for municipalities to borrow money, further reducing the pool of available municipal bonds. These two factors should work in conjunction to restrain new issue supply, thus increasing the possibility of rising market prices for issued municipal bonds.

At the same time, inflation fears and earnings warnings caused great volatility in the stock market this year, prompting some equity investors to seek greater stability in municipal and other fixed-income securities. If recent stock market volatility continues and if market returns remain lackluster, there will be further increased demand for the tax-free returns and the diversifying effect of municipal bonds.

We appreciate your confidence in Seligman Municipal Fund Series and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as each Series' portfolio of investments, financial statements, and performance history, follows this letter.

By order of the Board of Directors,


/s/ William C. Morris
---------------------
William C. Morris
Chairman


                           /s/ Brian T. Zino
                           -----------------
                           Brian T. Zino
                           President

November 10, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES


Q: WHAT ECONOMIC AND MARKET FACTORS HAVE INFLUENCED SELIGMAN MUNICIPAL FUND SERIES DURING THE PAST TWELVE MONTHS?

A: Throughout the period, the direction of the municipal bond market was influenced by a combination of factors, including the state of the economy, supply and demand dynamics, and the planned reduction in US Treasury debt issuance. At this time last year, long-term yields were trending higher in response to a strengthening economy. By the start of the new year, it appeared that the pace of growth was moderating and long-term municipal yields began a long-awaited decline, supported by a slowdown in municipal new issue supply. However, the rally would prove premature as the economy, once again, surprised financial markets with its resilience, sending bond yields sharply higher. It would take another round of tightening by the Federal Reserve Board in May to reverse the bond market decline and to restore investor confidence. For the remainder of Seligman Municipal Fund Series' fiscal year, municipal market sentiment was optimistic, which contributed to the positive performance of the market and of Seligman Municipal Fund Series.

    Municipal new issue supply declined during the year due mostly to a significant reduction in refunding volume. The higher cost of borrowing prevented many issuers from retiring outstanding, higher-coupon debt through the issuance of refunding bonds. Among individual states, issuance varied widely, creating both challenges and opportunities for the Series. The lack of supply helped to stabilize the market during periods of rising interest rates.

    In January 2000, the US Treasury Department announced its proposal to eliminate the national debt by 2013 through a reduction in future issuance and the buyback of outstanding Treasury issues. This decision had wide-ranging implications, not the least of which was the impact on the Treasury yield curve. As the supply of the benchmark 30-year Treasury bond began to contract, the yield curve inverted, and the 30-year Treasury yield fell below the 10-year yield. While the municipal yield curve remained positively sloped during the period, it was nevertheless influenced by the behavior of the Treasury curve, and the spread between short-term and long-term municipal yields narrowed significantly. This flattening, together with the overall decline in interest rates, caused long-term municipal bonds, which comprise the majority of each of the Series, to significantly outperform short- and intermediate-term municipal bonds.

    The unprecedented prosperity of the past decade has improved the financial status of the nation's states, cities, and municipalities. Credit rating upgrades have exceeded downgrades by a wide margin in recent years, a trend that is expected to continue. Further, the companies that insure municipal bonds have seen their profit picture improve as a result of more conservative underwriting policies, as well as an expansion into new,


[Picture Omitted]

SELIGMAN MUNICIPALS TEAM: (STANDING, FROM LEFT) AUDREY KUCHTYAK, DEBRA MCGUINNESS, (SEATED, FROM LEFT) EILEEN COMERFORD, THERESA BARION, THOMAS G. MOLES (PORTFOLIO MANAGER)


A TEAM APPROACH

Seligman Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES


    and often more lucrative, markets. Seligman Municipal Fund Series has a significant percentage of insured bonds in its portfolios. The creditworthiness of these holdings is enhanced by a strengthening municipal insurance industry.

Q:  WHAT WAS YOUR STRATEGY?

A: During the past year, periods of rising interest rates negatively impacted net asset values among the Series in the Fund. As a result, Seligman Municipal Fund Series experienced an increase in redemptions that necessitated the selling of portfolio holdings. Given our positive long-term outlook for the municipal market, we opted to reduce holdings of defensive securities in order to better position the Fund to benefit from an expected future decline in rates. Purchases were concentrated in long-term bonds because they continue to offer the highest yields and provide the greatest potential for price appreciation during periods of declining interest rates. (Conversely, when interest rates rise, long-term bonds will depreciate more in price than shorter maturity bonds.) This strategy caused the Series to underperform the market while rates were still climbing, but contributed to the competitive investment performance reported for Seligman Municipal Fund Series' fiscal year.

    The Series in the Fund remain diversified among the various sectors of the municipal market. While we seek opportunities in all sectors, we have increased our focus in the health care sector, which has been experiencing financial difficulties due primarily to a reduction in government reimbursements and the growth of managed care. Many hospitals have been downgraded by municipal rating agencies and remain vulnerable to further credit deterioration. However, there are still many well-managed, financially secure hospitals that are trading at attractive levels because of the negative outlook for the industry as a whole. Through in-depth credit analysis, we have been able to identify several opportunities and have selectively purchased health care bonds. Our seasoned municipal team continually monitors all portfolio holdings to ensure that they meet our credit criteria.

Q:  WHAT IS YOUR OUTLOOK?

A: The Fed voted to leave policy unchanged at its October meeting, a move widely anticipated by the financial markets. The decision was motivated by growing evidence of a slowdown in the pace of US economic growth. Further, productivity improvements continue to contain labor costs despite the lowest unemployment rate in over 30 years. However, the Fed stressed its intention to remain vigilant for signs of a buildup in inflationary pressures given prevailing tight labor markets and the more recent uptick in energy costs. Until the Fed has declared a victory in the war on inflation, interest rates will likely fluctuate in response to the latest economic reports. Any upward movement in long-term interest rates should continue to be tempered by the supply contraction in the Treasury and municipal markets. Investment performance for Seligman Municipal Fund Series' fiscal year has been positive, and we remain hopeful that the year 2000 will end on a positive note as well.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

    The following charts compare a $10,000 hypothetical investment made in each Series of Seligman Municipal Fund Series Class A shares, with and without the initial 4.75% maximum sales charge, and assume that all distributions within the period are invested in additional shares, for the 10-year period ended September 30, 2000, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performances of each Series of Seligman Municipal Fund Series Class C and Class D shares are not shown in the charts but are included in the table below each chart. It is important to keep in mind that the Lehman Index does not include any fees or sales charges, and does not reflect state-specific bond market performance. The table below each chart also includes relevant portfolio characteristics for each Series. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.


NATIONAL SERIES

            [Table below represents line graph in its printed piece]


                          With Load       Without Load    Lehman
                          ---------       ------------    ------
9/30/90                      9526            10000        10000
12/31/90                    10066            10567        10431
3/31/91                     10240            10749        10667
6/30/91                     10457            10977        10894
9/30/91                     10883            11424        11318
12/31/91                    11221            11779        11698
3/31/92                     11194            11751        11733
6/30/92                     11640            12219        12179
9/30/92                     11845            12434        12502
12/31/92                    12106            12708        12729
3/31/93                     12719            13351        13201
6/30/93                     13217            13874        13633
9/30/93                     13740            14424        14094
12/31/93                    13812            14499        14291
3/31/94                     12679            13310        13507
6/30/94                     12756            13390        13657
9/30/94                     12665            13295        13749
12/31/94                    12438            13057        13551
3/31/95                     13464            14134        14510
6/30/95                     13808            14495        14859
9/30/95                     14119            14821        15287
12/31/95                    14938            15681        15917
3/31/96                     14614            15341        15724
6/30/96                     14713            15445        15846
9/30/96                     15103            15854        16210
12/31/96                    15436            16204        16623
3/31/97                     15349            16112        16585
6/30/97                     15933            16726        17157
9/30/97                     16523            17344        17675
12/31/97                    17038            17885        18154
3/31/98                     17240            18097        18363
6/30/98                     17494            18365        18642
9/30/98                     18009            18905        19215
12/31/98                    18003            18898        19330
3/31/99                     18101            19001        19502
6/30/99                     17807            18693        19157
9/30/99                     17449            18317        19080
12/31/99                    17055            17903        18931
3/31/00                     17722            18604        19486
6/30/00                     17859            18747        19780
9/30/00                     18300            19210        20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                                AVERAGE ANNUAL
                                                      -----------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX            ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99         2/1/94
                                        ------        -----           -----         -----    --------------- ----------------
CLASS A**
With Sales Charge                       (1.66)%       (0.07)%         4.30%         6.23%           n/a            n/a
Without Sales Charge                     3.26          4.88           5.33          6.75            n/a            n/a
CLASS C**
With Sales Charge and CDSC               0.74          1.88            n/a           n/a          (1.37)%          n/a
Without Sales Charge and CDSC            2.80          3.94            n/a           n/a           0.06            n/a
CLASS D**
With 1% CDSC                             1.80          2.94            n/a           n/a            n/a            n/a
Without CDSC                             2.80          3.94           4.41           n/a            n/a           3.16%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32           3.16+++        5.20++++
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000

                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                              ----------    -------------     -----------
CLASS A          $7.65         $7.60          $7.68              CLASS A           $0.390            --            4.69%
CLASS C           7.65          7.60           7.68              CLASS C            0.321            --            4.01
CLASS D           7.65          7.60           7.68              CLASS D            0.321            --            4.05
HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                79%                 Aaa/AAA           36%
General Obligation Bondsoo                   21                  Aa/AA             31
                                                                 A/A               24
                                                                 Baa/BBB            9
WEIGHTED AVERAGE MATURITY                    24.7 years

----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

COLORADO SERIES

        [Table below represents line graph in its printed piece]



                   With Load       Without Load       Lehman
                   ---------       ------------       ------
9/30/90              9531             10000           10000
12/31/90             9911             10398           10431
3/31/91              10076            10572           10667
6/30/91              10259            10764           10894
9/30/91              10594            11115           11318
12/31/91             10842            11375           11698
3/31/92              10818            11350           11733
6/30/92              11176            11726           12179
9/30/92              11414            11976           12502
12/31/92             11673            12248           12729
3/31/93              12061            12654           13201
6/30/93              12448            13060           13633
9/30/93              12845            13477           14094
12/31/93             12971            13609           14291
3/31/94              12338            12945           13507
6/30/94              12448            13061           13657
9/30/94              12470            13084           13749
12/31/94             12306            12911           13551
3/31/95              13086            13730           14510
6/30/95              13311            13966           14859
9/30/95              13537            14203           15287
12/31/95             14024            14714           15917
3/31/96              13858            14540           15724
6/30/96              14000            14689           15846
9/30/96              14181            14878           16210
12/31/96             14499            15212           16623
3/31/97              14480            15192           16585
6/30/97              14866            15597           17157
9/30/97              15216            15964           17675
12/31/97             15590            16357           18154
3/31/98              15756            16531           18363
6/30/98              15987            16774           18642
9/30/98              16437            17245           19215
12/31/98             16493            17305           19330
3/31/99              16544            17358           19502
6/30/99              16336            17139           19157
9/30/99              15997            16785           19080
12/31/99             15625            16394           18931
3/31/00              16196            16993           19486
6/30/00              16397            17204           19780
9/30/00              16740            17564           20259

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                                 AVERAGE ANNUAL
                                                      -----------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX            ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99         2/1/94
                                        -------       -----           -----        ------    ---------------  ---------------
CLASS A**
With Sales Charge                       (1.59)%       (0.27)%         3.34%         5.29%           n/a            n/a
Without Sales Charge                     3.36          4.64           4.34          5.79            n/a            n/a
CLASS C**
With Sales Charge and CDSC               0.89          1.87            n/a           n/a          (1.64)%          n/a
Without Sales Charge and CDSC            2.91          3.86            n/a           n/a          (0.16)           n/a
CLASS D**
With 1% CDSC                             1.91          2.87            n/a           n/a            n/a            n/a
Without CDSC                             2.91          3.86           3.43           n/a            n/a           2.73%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32           3.16+++         5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $7.02         $6.96          $7.10              CLASS A           $0.345         $0.050           4.56%
CLASS C           7.02          6.96           7.09              CLASS C            0.283          0.050           3.87
CLASS D           7.02          6.96           7.09              CLASS D            0.283          0.050           3.88

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                85%                 Aaa/AAA           62%
General Obligation Bondsoo                   15                  Aa/AA             17
                                                                 A/A                7
WEIGHTED AVERAGE MATURITY                    21.6 years          Baa/BBB           14


---------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

GEORGIA SERIES

        [Table below represents line graph in its printed piece]



               With Load   Without Load     Lehman
               ---------   ------------     ------
9/30/90           9523         10000         10000
12/31/90          9997         10498         10431
3/31/91          10180         10691         10667
6/30/91          10385         10905         10894
9/30/91          10789         11330         11318
12/31/91         11094         11651         11698
3/31/92          11087         11643         11733
6/30/92          11538         12117         12179
9/30/92          11829         12423         12502
12/31/92         12093         12699         12729
3/31/93          12443         13067         13201
6/30/93          12864         13509         13633
9/30/93          13481         14157         14094
12/31/93         13569         14249         14291
3/31/94          12643         13277         13507
6/30/94          12721         13358         13657
9/30/94          12737         13375         13749
12/31/94         12532         13161         13551
3/31/95          13498         14175         14510
6/30/95          13904         14601         14859
9/30/95          14222         14935         15287
12/31/95         14933         15682         15917
3/31/96          14626         15359         15724
6/30/96          14756         15496         15846
9/30/96          15155         15915         16210
12/31/96         15510         16288         16623
3/31/97          15381         16152         16585
6/30/97          15973         16774         17157
9/30/97          16466         17291         17675
12/31/97         16909         17757         18154
3/31/98          17100         17958         18363
6/30/98          17382         18254         18642
9/30/98          17855         18750         19215
12/31/98         17913         18811         19330
3/31/99          18023         18926         19502
6/30/99          17680         18566         19157
9/30/99          17385         18257         19080
12/31/99         17010         17863         18931
3/31/00          17721         18610         19486
6/30/00          17947         18847         19780
9/30/00          18419         19343         20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                               AVERAGE ANNUAL
                                                      ---------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX          ONE           FIVE           10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*       YEAR          YEARS         YEARS        5/27/99          2/1/94
                                        -------       ----          -----         -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (1.05)%        0.87%          4.29%         6.30%           n/a            n/a
Without Sales Charge                     3.94          5.95           5.31          6.82            n/a            n/a
CLASS C**
With Sales Charge and CDSC               1.41          3.10            n/a           n/a          (0.59)%          n/a
Without Sales Charge and CDSC            3.49          5.15            n/a           n/a           0.82            n/a
CLASS D**
With 1% CDSC                             2.49          4.17            n/a           n/a            n/a            n/a
Without CDSC                             3.49          5.15           4.39           n/a            n/a           3.61%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32           3.16+++         5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00        9/30/99                              DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------        -------                              ---------     ------------      --------
CLASS A          $7.64         $7.53          $7.75              CLASS A           $0.370          $0.173          4.51%
CLASS C           7.66          7.55           7.76              CLASS C            0.303           0.173          3.82
CLASS D           7.66          7.55           7.76              CLASS D            0.303           0.173          3.86


HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                81%                 Aaa/AAA           42%
General Obligation Bondsoo                   19                  Aa/AA             21
                                                                 A/A               29
WEIGHTED AVERAGE MATURITY                    22.7 years          Baa/BBB            8


-------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

LOUISIANA SERIES


        [Table below represents line graph in its printed piece]



            With Load    Without Load     Lehman
            ---------    ------------     ------
9/30/90        9530         10000         10000
12/31/90       9993         10486         10431
3/31/91       10203         10707         10667
6/30/91       10415         10929         10894
9/30/91       10816         11349         11318
12/31/91      11131         11680         11698
3/31/92       11118         11666         11733
6/30/92       11575         12146         12179
9/30/92       11803         12386         12502
12/31/92      12003         12595         12729
3/31/93       12459         13074         13201
6/30/93       12836         13469         13633
9/30/93       13231         13884         14094
12/31/93      13377         14037         14291
3/31/94       12656         13281         13507
6/30/94       12710         13338         13657
9/30/94       12724         13352         13749
12/31/94      12589         13211         13551
3/31/95       13417         14079         14510
6/30/95       13681         14356         14859
9/30/95       14034         14726         15287
12/31/95      14742         15469         15917
3/31/96       14503         15218         15724
6/30/96       14549         15268         15846
9/30/96       14921         15657         16210
12/31/96      15256         16009         16623
3/31/97       15240         15992         16585
6/30/97       15746         16523         17157
9/30/97       16140         16936         17675
12/31/97      16546         17362         18154
3/31/98       16725         17551         18363
6/30/98       16931         17767         18642
9/30/98       17444         18305         19215
12/31/98      17527         18393         19330
3/31/99       17603         18471         19502
6/30/99       17299         18153         19157
9/30/99       17019         17858         19080
12/31/99      16717         17542         18931
3/31/00       17338         18194         19486
6/30/00       17541         18406         19780
9/30/00       17989         18877         20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                                AVERAGE ANNUAL
                                                      -----------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                          SIX           ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99         2/1/94
                                        ------        -----           -----         -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (1.12)%        0.67%          4.06%         6.05%           n/a            n/a
Without Sales Charge                     3.75          5.70           5.09          6.56            n/a            n/a
CLASS C**
With Sales Charge and CDSC               1.23          2.83            n/a           n/a          (0.57)%          n/a
Without Sales Charge and CDSC            3.28          4.88            n/a           n/a           0.86            n/a
CLASS D**
With 1% CDSC                             2.28          3.88            n/a           n/a            n/a            n/a
Without CDSC                             3.28          4.88           4.15           n/a            n/a           3.42%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32           3.16+++         5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.80         $7.71          $7.81              CLASS A           $0.391          $0.046          4.54%
CLASS C           7.80          7.71           7.80              CLASS C            0.321           0.046          3.86
CLASS D           7.80          7.71           7.80              CLASS D            0.321           0.046          3.90

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                84%                 Aaa/AAA           81%
General Obligation Bondsoo                   16                  Aa/AA             10
                                                                 Baa/BBB            9
WEIGHTED AVERAGE MATURITY                    19.9 years

----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

MARYLAND SERIES


        [Table below represents line graph in its printed piece]



                With Load     Without Load      Lehman
                ---------     ------------      -------
9/30/90            9527          10000          10000
12/31/90          10012          10509          10431
3/31/91           10177          10682          10667
6/30/91           10362          10876          10894
9/30/91           10790          11326          11318
12/31/91          11060          11610          11698
3/31/92           11097          11648          11733
6/30/92           11498          12069          12179
9/30/92           11777          12362          12502
12/31/92          11972          12566          12729
3/31/93           12415          13032          13201
6/30/93           12843          13481          13633
9/30/93           13335          13998          14094
12/31/93          13400          14066          14291
3/31/94           12691          13321          13507
6/30/94           12769          13403          13657
9/30/94           12791          13426          13749
12/31/94          12666          13295          13551
3/31/95           13547          14220          14510
6/30/95           13848          14536          14859
9/30/95           14185          14889          15287
12/31/95          14799          15534          15917
3/31/96           14544          15266          15724
6/30/96           14714          15445          15846
9/30/96           15036          15782          16210
12/31/96          15341          16103          16623
3/31/97           15240          15997          16585
6/30/97           15730          16511          17157
9/30/97           16184          16988          17675
12/31/97          16582          17405          18154
3/31/98           16783          17616          18363
6/30/98           17009          17854          18642
9/30/98           17461          18328          19215
12/31/98          17552          18423          19330
3/31/99           17689          18568          19502
6/30/99           17448          18315          19157
9/30/99           17208          18063          19080
12/31/99          16966          17808          18931
3/31/00           17502          18371          19486
6/30/00           17705          18585          19780
9/30/00           18113          19012          20259

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                                 AVERAGE ANNUAL
                                                       ----------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX           ONE            FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99         2/1/94
                                        ------         ----           -----         -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (1.41)%        0.24%          3.99%         6.12%           n/a            n/a
Without Sales Charge                     3.52          5.26           5.01          6.64            n/a            n/a
CLASS C**
With Sales Charge and CDSC               1.11          2.27            n/a           n/a          (0.42)%          n/a
Without Sales Charge and CDSC            3.16          4.32            n/a           n/a           1.01            n/a
CLASS D**
With 1% CDSC                             2.16          3.32            n/a           n/a            n/a            n/a
Without CDSC                             3.16          4.32           4.07           n/a            n/a           3.48%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32           3.16+++        5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      ---------
CLASS A          $7.79         $7.72          $7.79              CLASS A           $0.391          $0.004          4.52%
CLASS C           7.80          7.72           7.80              CLASS C            0.322           0.004          3.83
CLASS D           7.80          7.72           7.80              CLASS D            0.322           0.004          3.87


HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                78%                 Aaa/AAA           38%
General Obligation Bondsoo                   22                  Aa/AA             42
                                                                 A/A               18
WEIGHTED AVERAGE MATURITY                    21.2 years          Baa/BBB            2


---------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

MASSACHUSETTS SERIES


        [Table below represents line graph in its printed piece]



                With Load     Without Load      Lehman
                ---------     ------------      ------
9/30/90            9528          10000          10000
12/31/90          10043          10541          10431
3/31/91           10342          10855          10667
6/30/91           10583          11108          10894
9/30/91           11037          11584          11318
12/31/91          11345          11908          11698
3/31/92           11409          11975          11733
6/30/92           11840          12427          12179
9/30/92           12113          12713          12502
12/31/92          12375          12989          12729
3/31/93           12821          13456          13201
6/30/93           13284          13943          13633
9/30/93           13709          14389          14094
12/31/93          13801          14486          14291
3/31/94           13154          13806          13507
6/30/94           13262          13919          13657
9/30/94           13306          13966          13749
12/31/94          13190          13844          13551
3/31/95           14003          14697          14510
6/30/95           14264          14972          14859
9/30/95           14581          15304          15287
12/31/95          15194          15948          15917
3/31/96           14931          15672          15724
6/30/96           15091          15840          15846
9/30/96           15451          16217          16210
12/31/96          15823          16607          16623
3/31/97           15698          16477          16585
6/30/97           16231          17036          17157
9/30/97           16704          17532          17675
12/31/97          17196          18048          18154
3/31/98           17425          18289          18363
6/30/98           17695          18572          18642
9/30/98           18341          19250          19215
12/31/98          18321          19230          19330
3/31/99           18434          19348          19502
6/30/99           17954          18844          19157
9/30/99           17451          18316          19080
12/31/99          17088          17936          18931
3/31/00           17865          18751          19486
6/30/00           17998          18890          19780
9/30/00           18493          19410          20259

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                               AVERAGE ANNUAL
                                                       ----------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                          SIX           ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99          2/1/94
                                        ------         ----           -----         -----    ---------------  ---------------
CLASS A**
With Sales Charge                       (1.36)%        0.97%          3.86%         6.34%           n/a            n/a
Without Sales Charge                     3.49          5.97           4.87          6.86            n/a            n/a
CLASS C**
With Sales Charge and CDSC               1.22          2.91            n/a           n/a          (1.62)%          n/a
Without Sales Charge and CDSC            3.18          5.01            n/a           n/a          (0.20)           n/a
CLASS D**
With 1% CDSC                             2.18          4.01            n/a           n/a            n/a            n/a
Without CDSC                             3.18          5.01           3.95           n/a            n/a           3.34%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32           3.16+++         5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00        9/30/99                              DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------        -------                              ---------     ------------      ---------
CLASS A          $7.48         $7.40          $7.47              CLASS A           $0.362          $0.055          4.68%
CLASS C           7.48          7.39           7.47              CLASS C            0.294           0.055          4.00
CLASS D           7.48          7.39           7.47              CLASS D            0.294           0.055          4.04

HOLDINGS BY MARKET SECTORo                                        MOODY'S/S&P RATINGSo
Revenue Bonds                                95%                 Aaa/AAA           59%
General Obligation Bonds                      5                  Aa/AA             25
                                                                 A/A               11
WEIGHTED AVERAGE MATURITY                    26.5 years          Baa/BBB            5


--------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

MICHIGAN SERIES

        [Table below represents line graph in its printed piece]



                With Load     Without Load      Lehman
                ---------     ------------      ------
9/30/90            9529          10000          10000
12/31/90           9963          10455          10431
3/31/91           10169          10672          10667
6/30/91           10393          10907          10894
9/30/91           10800          11334          11318
12/31/91          11159          11710          11698
3/31/92           11180          11733          11733
6/30/92           11632          12207          12179
9/30/92           11939          12529          12502
12/31/92          12198          12801          12729
3/31/93           12612          13235          13201
6/30/93           13075          13721          13633
9/30/93           13488          14155          14094
12/31/93          13599          14271          14291
3/31/94           12969          13611          13507
6/30/94           13043          13688          13657
9/30/94           13097          13744          13749
12/31/94          12941          13581          13551
3/31/95           13792          14474          14510
6/30/95           14029          14723          14859
9/30/95           14348          15058          15287
12/31/95          14983          15724          15917
3/31/96           14741          15469          15724
6/30/96           14852          15586          15846
9/30/96           15232          15985          16210
12/31/96          15543          16311          16623
3/31/97           15483          16248          16585
6/30/97           16024          16817          17157
9/30/97           16475          17289          17675
12/31/97          16900          17735          18154
3/31/98           17100          17945          18363
6/30/98           17366          18224          18642
9/30/98           17896          18780          19215
12/31/98          17935          18821          19330
3/31/99           18057          18950          19502
6/30/99           17718          18593          19157
9/30/99           17400          18261          19080
12/31/99          17253          18106          18931
3/31/00           17947          18834          19486
6/30/00           18161          19059          19780
9/30/00           18553          19470          20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                               AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX            ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99         2/1/94
                                        ------         ----           -----         -----    ---------------  --------------
CLASS A**
With Sales Charge                       (1.52)%        1.57%          4.24%         6.38%         n/a              n/a
Without Sales Charge                     3.38          6.62           5.27          6.89          n/a              n/a
CLASS C**
With Sales Charge and CDSC               0.91          3.64            n/a           n/a        (0.07)%            n/a
Without Sales Charge and CDSC            2.92          5.68            n/a           n/a         1.43              n/a
CLASS D**
With 1% CDSC                             1.92          4.68            n/a           n/a          n/a              n/a
Without CDSC                             2.92          5.68           4.31           n/a          n/a             3.59%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32         3.16+++          5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    cAPITAL GAIN+     SEC YIELD++
                -------       -------        -------                              ---------     ------------      ---------
CLASS A          $8.11         $8.05          $8.04              CLASS A           $0.414          $0.032          4.65%
CLASS C           8.10          8.04           8.03              CLASS C            0.342           0.032          3.96
CLASS D           8.10          8.04           8.03              CLASS D            0.342           0.032          4.00


HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                72%                 Aaa/AAA           60%
General Obligation Bondsoo                   28                  Aa/AA             30
                                                                 A/A               10
WEIGHTED AVERAGE MATURITY                    20.6 years

----------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

MINNESOTA SERIES

       [Table below represents line graph in its printed piece]



                With Load     Without Load      Lehman
                ---------     ------------      ------

9/30/90            9529          10000          10000
12/31/90           9973          10466          10431
3/31/91           10103          10602          10667
6/30/91           10290          10798          10894
9/30/91           10587          11110          11318
12/31/91          10724          11254          11698
3/31/92           10838          11373          11733
6/30/92           11168          11719          12179
9/30/92           11403          11966          12502
12/31/92          11547          12117          12729
3/31/93           12022          12615          13201
6/30/93           12475          13092          13633
9/30/93           12892          13529          14094
12/31/93          13104          13752          14291
3/31/94           12681          13307          13507
6/30/94           12771          13402          13657
9/30/94           12907          13545          13749
12/31/94          12772          13403          13551
3/31/95           13410          14073          14510
6/30/95           13659          14334          14859
9/30/95           13889          14575          15287
12/31/95          14229          14931          15917
3/31/96           14059          14754          15724
6/30/96           14175          14875          15846
9/30/96           14443          15157          16210
12/31/96          14711          15437          16623
3/31/97           14707          15433          16585
6/30/97           15058          15802          17157
9/30/97           15432          16194          17675
12/31/97          15743          16521          18154
3/31/98           15893          16678          18363
6/30/98           16112          16908          18642
9/30/98           16617          17437          19215
12/31/98          16722          17548          19330
3/31/99           16827          17658          19502
6/30/99           16548          17365          19157
9/30/99           16270          17074          19080
12/31/99          16028          16819          18931
3/31/00           16551          17369          19486
6/30/00           16759          17587          19780
9/30/00           17140          17987          20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                                AVERAGE ANNUAL
                                                      ----------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX           ONE            FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99          2/1/94
                                        ------         ----           -----         -----    ---------------  --------------
CLASS A**
With Sales Charge                       (1.34)%        0.31%          3.29%         5.54%         n/a              n/a
Without Sales Charge                     3.56          5.35           4.30          6.05          n/a              n/a
CLASS C**
With Sales Charge and CDSC               1.13          2.45            n/a           n/a        (0.88)%            n/a
Without Sales Charge and CDSC            3.11          4.42            n/a           n/a         0.59              n/a
CLASS D**
With 1% CDSC                             2.11          3.42            n/a           n/a          n/a              n/a
Without CDSC                             3.11          4.42           3.36           n/a          n/a             2.99%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32         3.16+++          5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      --------
CLASS A          $7.34         $7.26          $7.36              CLASS A           $0.357          $0.041          4.59%
CLASS C           7.34          7.26           7.36              CLASS C            0.292           0.041          3.91
CLASS D           7.34          7.26           7.36              CLASS D            0.292           0.041          3.95

HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                58%                 Aaa/AAA           48%
General Obligation Bondsoo                   42                  Aa/AA             34
                                                                 A/A               11
WEIGHTED AVERAGE MATURITY                    21.5 years          Baa/BBB            5
                                                                 Non-Rated          2

---------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

MISSOURI SERIES

      [Table below represents line graph in its printed piece]


                With Load     Without Load      Lehman
                ---------     ------------      ------
9/30/90            9525          10000          10000
12/31/90           9981          10479          10431
3/31/91           10174          10682          10667
6/30/91           10412          10931          10894
9/30/91           10822          11361          11318
12/31/91          11115          11670          11698
3/31/92           11118          11672          11733
6/30/92           11532          12107          12179
9/30/92           11673          12256          12502
12/31/92          11921          12516          12729
3/31/93           12327          12942          13201
6/30/93           12756          13392          13633
9/30/93           13211          13870          14094
12/31/93          13281          13943          14291
3/31/94           12470          13092          13507
6/30/94           12541          13166          13657
9/30/94           12571          13197          13749
12/31/94          12442          13062          13551
3/31/95           13351          14017          14510
6/30/95           13595          14273          14859
9/30/95           13912          14606          15287
12/31/95          14551          15276          15917
3/31/96           14265          14976          15724
6/30/96           14430          15150          15846
9/30/96           14784          15521          16210
12/31/96          15091          15843          16623
3/31/97           14977          15724          16585
6/30/97           15467          16238          17157
9/30/97           15922          16716          17675
12/31/97          16310          17123          18154
3/31/98           16454          17274          18363
6/30/98           16751          17587          18642
9/30/98           17262          18123          19215
12/31/98          17251          18111          19330
3/31/99           17327          18191          19502
6/30/99           17007          17855          19157
9/30/99           16643          17473          19080
12/31/99          16286          17098          18931
3/31/00           17025          17874          19486
6/30/00           17260          18121          19780
9/30/00           17674          18555          20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                               AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX           ONE            FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99          2/1/94
                                        ------         ----           -----         -----    ---------------  --------------
CLASS A**
With Sales Charge                       (1.09)%        1.20%          3.90%         5.86%         n/a              n/a
Without Sales Charge                     3.81          6.19           4.90          6.38          n/a              n/a
CLASS C**
With Sales Charge and CDSC               1.40          3.28            n/a           n/a        (0.65)%            n/a
Without Sales Charge and CDSC            3.37          5.27            n/a           n/a         0.82              n/a
CLASS D**
With 1% CDSC                             2.37          4.27            n/a           n/a          n/a              n/a
Without CDSC                             3.37          5.27           3.97           n/a          n/a             3.21%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32         3.16+++          5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      --------
CLASS A          $7.37         $7.27          $7.29              CLASS A           $0.348          $0.008          4.46%
CLASS C           7.37          7.27           7.29              CLASS C            0.284           0.008          3.79
CLASS D           7.37          7.27           7.29              CLASS D            0.284           0.008          3.81


HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                81%                 Aaa/AAA           51%
General Obligation Bondsoo                   19                  Aa/AA             36
                                                                 A/A               10
WEIGHTED AVERAGE MATURITY                    22.3 years          Baa/BBB            3


---------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

NEW YORK SERIES

      [Table below represents line graph in its printed piece]


                With Load     Without Load      Lehman
                ---------     ------------      ------
9/30/90            9524          10000          10000
12/31/90           9895          10390          10431
3/31/91           10125          10631          10667
6/30/91           10387          10906          10894
9/30/91           10910          11456          11318
12/31/91          11233          11795          11698
3/31/92           11249          11812          11733
6/30/92           11770          12358          12179
9/30/92           11980          12579          12502
12/31/92          12279          12893          12729
3/31/93           12848          13490          13201
6/30/93           13332          13998          13633
9/30/93           13807          14497          14094
12/31/93          13907          14603          14291
3/31/94           12988          13637          13507
6/30/94           13076          13729          13657
9/30/94           13066          13719          13749
12/31/94          12805          13445          13551
3/31/95           13845          14537          14510
6/30/95           14142          14849          14859
9/30/95           14494          15219          15287
12/31/95          15277          16041          15917
3/31/96           14981          15730          15724
6/30/96           15107          15862          15846
9/30/96           15504          16279          16210
12/31/96          15862          16655          16623
3/31/97           15742          16529          16585
6/30/97           16314          17129          17157
9/30/97           16970          17818          17675
12/31/97          17455          18328          18154
3/31/98           17684          18568          18363
6/30/98           17983          18882          18642
9/30/98           18669          19602          19215
12/31/98          18653          19585          19330
3/31/99           18747          19684          19502
6/30/99           18300          19215          19157
9/30/99           17949          18846          19080
12/31/99          17601          18481          18931
3/31/00           18311          19226          19486
6/30/00           18622          19553          19780
9/30/00           19075          20029          20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                               AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX            ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99          2/1/94
                                        ------         ----           -----         -----    ---------------  --------------
CLASS A**
With Sales Charge                       (0.75)%        1.28%          4.63%         6.67%           n/a            n/a
Without Sales Charge                     4.18          6.28           5.65          7.19            n/a            n/a
CLASS C**
With Sales Charge and CDSC               1.64          3.39            n/a           n/a          (0.68)%          n/a
Without Sales Charge and CDSC            3.70          5.46            n/a           n/a           0.75            n/a
CLASS D**
With 1% CDSC                             2.70          4.46            n/a           n/a            n/a            n/a
Without CDSC                             3.70          5.46           4.69           n/a            n/a           3.71%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32           3.16+++        5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      --------
CLASS A          $7.77         $7.65          $7.70              CLASS A           $0.393          $0.005          4.86%
CLASS C           7.78          7.66           7.70              CLASS C            0.324           0.005          4.18
CLASS D           7.78          7.66           7.70              CLASS D            0.324           0.005          4.21


HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                91%                 Aaa/AAA           50%
General Obligation Bondsoo                    9                  Aa/AA              7
                                                                 A/A               32
WEIGHTED AVERAGE MATURITY                    25.1 years          Baa/BBB           11


-----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

OHIO SERIES

      [Table below represents line graph in its printed piece]


                With Load     Without Load      Lehman
                ---------     ------------      ------
9/30/90            9525          10000          10000
12/31/90           9952          10448          10431
3/31/91           10137          10643          10667
6/30/91           10354          10870          10894
9/30/91           10759          11296          11318
12/31/91          11078          11630          11698
3/31/92           11108          11662          11733
6/30/92           11545          12120          12179
9/30/92           11800          12389          12502
12/31/92          12012          12611          12729
3/31/93           12441          13061          13201
6/30/93           12881          13524          13633
9/30/93           13312          13976          14094
12/31/93          13410          14078          14291
3/31/94           12754          13390          13507
6/30/94           12887          13530          13657
9/30/94           12902          13545          13749
12/31/94          12752          13387          13551
3/31/95           13576          14253          14510
6/30/95           13847          14538          14859
9/30/95           14139          14844          15287
12/31/95          14694          15426          15917
3/31/96           14457          15178          15724
6/30/96           14616          15345          15846
9/30/96           14942          15687          16210
12/31/96          15248          16009          16623
3/31/97           15179          15936          16585
6/30/97           15631          16411          17157
9/30/97           16068          16870          17675
12/31/97          16528          17352          18154
3/31/98           16668          17499          18363
6/30/98           16917          17760          18642
9/30/98           17478          18350          19215
12/31/98          17500          18373          19330
3/31/99           17619          18497          19502
6/30/99           17323          18187          19157
9/30/99           17010          17858          19080
12/31/99          16686          17519          18931
3/31/00           17320          18183          19486
6/30/00           17569          18446          19780
9/30/00           17959          18854          20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

Investment Results Per Share

Total Returns

FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                                AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                          SIX           ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                         MONTHS*       YEAR           YEARS         YEARS        5/27/99         2/1/94
                                        ------         ----           -----         -----    ---------------  --------------
CLASS A**
With Sales Charge                       (1.27)%        0.58%          3.89%         6.03%           n/a            n/a
Without Sales Charge                     3.69          5.58           4.90          6.55            n/a            n/a
CLASS C**
With Sales Charge and CDSC               1.16          2.71            n/a           n/a          (0.62)%          n/a
Without Sales Charge and CDSC            3.22          4.78            n/a           n/a           0.81            n/a
CLASS D**
With 1% CDSC                             2.22          3.78            n/a           n/a            n/a            n/a
Without CDSC                             3.22          4.78           3.99           n/a            n/a           3.41%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32           3.16+++        5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      --------
CLASS A          $7.64         $7.56          $7.64              CLASS A           $0.392          $0.019          4.74%
CLASS C           7.69          7.61           7.68              CLASS C            0.326           0.019          4.05
CLASS D           7.69          7.61           7.68              CLASS D            0.326           0.019          4.19

HOLDINGS BY MARKET SECTORo                                       MoODY'S/S&P RATINGSo
Revenue Bonds                                69%                 Aaa/AAA           79%
General Obligation Bondsoo                   31                  Aa/AA              6
                                                                 A/A                8
                                                                 Baa/BBB            7
WEIGHTED AVERAGE MATURITY                    21.6  years

----------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

OREGON SERIES

      [Table below represents line graph in its printed piece]


                With Load     Without Load      Lehman
                ---------     ------------      ------
9/30/90            9521          10000          10000
12/31/90           9988          10491          10431
3/31/91           10195          10708          10667
6/30/91           10409          10933          10894
9/30/91           10783          11326          11318
12/31/91          11069          11626          11698
3/31/92           11104          11663          11733
6/30/92           11446          12021          12179
9/30/92           11684          12271          12502
12/31/92          11930          12530          12729
3/31/93           12295          12913          13201
6/30/93           12699          13338          13633
9/30/93           13110          13770          14094
12/31/93          13231          13896          14291
3/31/94           12638          13274          13507
6/30/94           12748          13389          13657
9/30/94           12799          13442          13749
12/31/94          12627          13262          13551
3/31/95           13403          14077          14510
6/30/95           13669          14357          14859
9/30/95           13957          14659          15287
12/31/95          14463          15191          15917
3/31/96           14239          14955          15724
6/30/96           14390          15114          15846
9/30/96           14693          15432          16210
12/31/96          15014          15769          16623
3/31/97           14978          15732          16585
6/30/97           15445          16222          17157
9/30/97           15956          16758          17675
12/31/97          16372          17196          18154
3/31/98           16561          17394          18363
6/30/98           16819          17665          18642
9/30/98           17309          18180          19215
12/31/98          17370          18243          19330
3/31/99           17514          18394          19502
6/30/99           17202          18067          19157
9/30/99           16935          17787          19080
12/31/99          16684          17523          18931
3/31/00           17240          18107          19486
6/30/00           17499          18379          19780
9/30/00           17875          18773          20259

The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                                  AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                          SIX           ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99         2/1/94
                                        ------         ----           -----         -----    ---------------  --------------
CLASS A**
With Sales Charge                       (1.27)%        0.57%          4.06%         5.98%         n/a              n/a
Without Sales Charge                     3.68          5.55           5.07          6.50          n/a              n/a
CLASS C**
With Sales Charge and CDSC               1.27          2.52            n/a           n/a        (0.62)%            n/a
Without Sales Charge and CDSC            3.23          4.62            n/a           n/a         0.84              n/a
CLASS D**
With 1% CDSC                             2.23          3.62            n/a           n/a          n/a              n/a
Without CDSC                             3.23          4.62           4.16           n/a          n/a             3.52%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32         3.16+++          5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      --------
CLASS A          $7.47         $7.38          $7.48              CLASS A           $0.357          $0.052          4.37%
CLASS C           7.47          7.38           7.48              CLASS C            0.291           0.052          3.67
CLASS D           7.47          7.38           7.48              Class D            0.291           0.052          3.71


HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                70%                 Aaa/AAA           44%
General Obligation Bondsoo                   30                  Aa/AA             35
                                                                 A/A               14
WEIGHTED AVERAGE MATURITY                    18.3 years          Baa/BBB            7


-------------------
See footnotes on page 16.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

SOUTH CAROLINA SERIES

      [Table below represents line graph in its printed piece]


               With Load      Without Load    Lehman
               ---------      ------------    ------

9/30/90          9526            10000        10000
12/31/90        10060            10561        10431
3/31/91         10256            10766        10667
6/30/91         10471            10993        10894
9/30/91         10854            11395        11318
12/31/91        11219            11777        11698
3/31/92         11269            11830        11733
6/30/92         11697            12280        12179
9/30/92         11948            12543        12502
12/31/92        12160            12766        12729
3/31/93         12566            13192        13201
6/30/93         12994            13642        13633
9/30/93         13444            14114        14094
12/31/93        13584            14260        14291
3/31/94         12745            13379        13507
6/30/94         12821            13459        13657
9/30/94         12824            13462        13749
12/31/94        12673            13304        13551
3/31/95         13589            14266        14510
6/30/95         13872            14563        14859
9/30/95         14194            14901        15287
12/31/95        14911            15653        15917
3/31/96         14625            15353        15724
6/30/96         14782            15518        15846
9/30/96         15163            15918        16210
12/31/96        15497            16268        16623
3/31/97         15379            16145        16585
6/30/97         15915            16707        17157
9/30/97         16374            17189        17675
12/31/97        16847            17686        18154
3/31/98         17023            17870        18363
6/30/98         17270            18130        18642
9/30/98         17791            18677        19215
12/31/98        17812            18699        19330
3/31/99         17902            18794        19502
6/30/99         17538            18411        19157
9/30/99         17200            18057        19080
12/31/99        16816            17653        18931
3/31/00         17592            18468        19486
6/30/00         17791            18677        19780
9/30/00         18244            19152        20259


The performances of Class C and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS
FOR PERIODS ENDED SEPTEMBER 30, 2000

                                                                                 AVERAGE ANNUAL
                                                       ---------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                         SIX            ONE           FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99         2/1/94
                                        ------         ----           -----         -----    ---------------  --------------
CLASS A**
With Sales Charge                       (1.25)%        1.06%          4.12%         6.20%         n/a              n/a
Without Sales Charge                     3.70          6.07           5.15          6.71          n/a              n/a
CLASS C**
With Sales Charge and CDSC               1.17          3.04            n/a           n/a        (0.76)%            n/a
Without Sales Charge and CDSC            3.24          5.12            n/a           n/a         0.67              n/a
CLASS D**
With 1% CDSC                             2.24          4.12            n/a           n/a          n/a              n/a
Without CDSC                             3.24          5.12           4.18           n/a          n/a             3.39%
LEHMAN INDEX***                          3.97          6.18           5.79          7.32         3.16+++          5.20++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED SEPTEMBER 30, 2000
                9/30/00       3/31/00       9/30/99                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ---------     ------------      --------
CLASS A          $7.66         $7.57          $7.67              CLASS A           $0.378          $0.076          4.60%
CLASS C           7.65          7.56           7.66              CLASS C            0.309           0.076          3.92
CLASS D           7.65          7.56           7.66              CLASS D            0.309           0.076          3.96
HOLDINGS BY MARKET SECTORo                                       MOODY'S/S&P RATINGSo
Revenue Bonds                                 100%               Aaa/AAA           61%
General Obligation Bonds                       --                Aa/AA             11
                                                                 A/A               20
WEIGHTED AVERAGE MATURITY                    21.8 years          Baa/BBB            8


-----------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date after purchase. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of eachSeries' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.

 *** The Lehman Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

 +++ From 5/31/99.

++++ From 1/31/94.

   + Represents per share amount paid or declared for the year ended September
     30, 2000.

  ++ Current yield, representing the annualized yield for the 30-day period ended September 30, 2000, has been computed in accordance with SEC regulations and will vary.

   o Percentages based on current market values of long-term holdings at September 30, 2000.

  oo Includes pre-refunded and escrowed-to-maturity securities.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

NATIONAL SERIES

                       FACE                                                                    RATINGS+        MARKET
        STATE         AMOUNT                             MUNICIPAL BONDS                      MOODY'S/S&P       VALUE
        -----         ------                             ---------------                      -----------   -----------
ALABAMA--3.8%      $4,000,000   Jefferson County Sewer Rev., 5 1/8% due 2/1/2039 ...........    Aaa/AAA     $ 3,536,800

ALASKA--1.6%        1,500,000   Alaska Housing Finance Corporation Mortgage Rev.,
                                   5 3/4% due 6/1/2024* ....................................    Aaa/AAA       1,469,475

CALIFORNIA--1.7%    1,500,000   San Joaquin Hills Transportation Corridor Agency Rev.
                                (Orange County Senior Lien Toll Road),
                                   6 3/4% due 1/1/2032o ....................................    Aaa/AAA       1,610,715

FLORIDA--3.9%       4,000,000   Jacksonville Electric Authority (Electric System Rev.),
                                   5.10% due 10/1/2032 .....................................    Aa2/AA        3,610,200

KENTUCKY--2.1%      1,880,000   Trimble County Pollution Control Rev. (Louisville
                                   Gas & Electric Co. Project), 7 5/8% due 11/1/2020* ......     A1/A         1,922,600

MICHIGAN--2.5%      2,250,000   Michigan State Strategic Fund Pollution Control Rev.
                                   (General Motors Corp.), 6.20% due 9/1/2020 ..............     A2/A         2,295,697

MISSOURI--5.1%      4,750,000   St. Louis Industrial Development Authority Pollution
                                   Control Rev. (Anheuser-Busch Companies, Inc. Project),
                                   5 7/8% due 11/1/2026* ...................................     A1/A+        4,746,533

NEVADA--4.8%        5,000,000   Clark County Industrial Development Rev. (Nevada
                                   Power Company Project), 5.90% due 11/1/2032* ............     NR/BBB       4,438,900

NEW YORK--7.8%      3,500,000   New York City GOs, 6 1/4% due 4/15/2027 ....................     A2/A         3,625,300

                    2,500,000   New York State Mortgage Agency Rev.
                                   (Homeowner Mortgage), 6.35% due 10/1/2030* ..............     Aa1/NR       2,600,375

                    1,000,000   Trust for Cultural Resources of the City of New York Rev.
                                   (American Museum of Natural History),
                                   5.65% due 4/1/2027 ......................................    Aaa/AAA         992,930

OHIO--4.1%          4,000,000   Ohio Housing Finance Agency Mortgage Rev. (Residential
                                   Mortgage), 5.40% due 9/1/2029* ..........................     Aaa/NR       3,765,000

SOUTH               6,000,000   South Dakota Housing Development Authority Rev.
  DAKOTA--6.5%                     (Homeownership Mortgage), 6.15% due 5/l/2026* ...........    Aa1/AAA       6,018,600

TENNESSEE--5.0%     5,000,000   Shelby County Health, Educational and Housing
                                   Facility Board Rev. (St. Jude Children's Research
                                   Hospital), 5 3/8% due 7/1/2024 ..........................     NR/AA        4,630,350

TEXAS--17.8%        3,700,000   Harris County Health Facilities Development Corp.
                                   Hospital Rev. (St. Luke's Episcopal Hospital Project),
                                   6 3/4% due 2/15/2021++ ..................................    Aa3/AAA       3,804,599

                    2,000,000   Harris County Health Facilities Development Corp. SCH
                                   Health Care System Rev. (Sisters of Charity of the
                                   Incarnate Word), 7.10% due 7/1/2021o ....................    Aa3/NR        2,077,760

                    4,750,000   Potter County Industrial Development Corp. Pollution
                                   Control Rev. (Southwestern Public Service Company
                                   Project), 5 3/4% due 9/1/2016 ...........................    Aaa/AAA       4,828,233

                      125,000   San Antonio Electric & Gas Rev., 5 1/2% due 2/1/2020 .......    Aa1/AA          130,930

                    2,375,000   San Antonio Electric & Gas Rev., 5 1/2% due 2/1/2020o ......    Aa1/AA        2,322,299

--------------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

NATIONAL SERIES (CONTINUED)

                       FACE                                                                    RATINGS+      MARKET
        STATE         AMOUNT                             MUNICIPAL BONDS                      MOODY'S/S&P     VALUE
        -----         ------                             ---------------                      -----------   -----------
TEXAS (CONTINUED)   $1,975,000   Texas Veterans Housing Assistance GOs, 6.80%
                                    due 12/1/2023 ................................               Aa1/AA     $ 2,048,588

                     1,225,000   Travis County Housing Finance Corporation (Single
                                    Family Mortgage Rev.), 6.95% due 10/1/2027 ...               NR/AAA       1,261,701

VIRGINIA-- 9.9%      5,000,000   Fairfax County Industrial Development Authority
                                    Health Care Rev. (Inova Health System Project),
                                    6% due 8/15/2026 .............................               Aa2/AA       5,046,400

                     5,000,000   Pocahontas Parkway Association Toll Road Bonds
                                    (Route 895 Connector), 5 1/2% due 8/15/2028 ..             Baa3/BBB-      4,132,850

WASHINGTON-- 10.7%   4,325,000   King County Sewer GOs, 6 1/8% due 1/1/2033 ......              Aaa/AAA       4,422,183

                     5,520,000   Seattle Water System Rev., 5 5/8% due 8/1/2026 ..              Aaa/AAA       5,427,264

WISCONSIN-- 6.6%     6,000,000   LaCrosse Resource Recovery Rev. (Northern States
                                     Power Company Project), 6% due 11/1/2021* ...               A1/A-        6,064,260

WYOMING-- 4.4%       4,000,000   Sweetwater County Pollution Control Rev. (Idaho
                                     Power Company Project), 6.05% due 7/15/2026 .               A3/A         4,030,160
                                                                                                            -----------
TOTAL MUNICIPAL BONDS (Cost $92,239,375)-- 98.3% ......................................................      90,860,702
VARIABLE RATE DEMAND NOTES (Cost $200,000)-- 0.2% .....................................................         200,000
OTHER ASSETS LESS LIABILITIES-- 1.5% ..................................................................       1,417,106
                                                                                                            -----------
NET ASSETS-- 100.0% ...................................................................................     $92,477,808
                                                                                                            ===========

COLORADO SERIES

                                                                                            RATINGS+       MARKET
   AMOUNT                             MUNICIPAL BONDS                                     MOODY'S/S&P      VALUE
   ------                             ---------------                                     -----------    ----------
$2,000,000          Adams County, CO Pollution Control Rev. (Public Service Co. of
                       Colorado Project), 5 7/8% due 4/1/2014 ......................        Aaa/AAA      $2,036,340
  1,000,000         Boulder, Larimer and Weld Counties, CO (Vrain Valley School
                       District), 5% due 12/15/2022 ................................        Aaa/AAA         911,180
  1,640,000         Colorado Health Facilities Authority Hospital Improvement Rev.,
                       (NCMC, Inc. Project), 5 3/4% due 5/15/2024 ..................        Aaa/AAA       1,639,869
  2,250,000         Colorado Health Facilities Authority Rev. (Sisters of Charity
                       of Leavenworth Health Services Corporation),
                        5% due 12/1/2025............................................        Aaa/AAA       1,996,763
  2,000,000         Colorado Health Facilities Authority Rev. (Catholic Health
                       Initiatives), 5% due 12/1/2028 ..............................        Aa3/AA-       1,693,960
  2,000,000         Colorado Springs, CO Utilities Rev., 5 3/8%
                       due 11/15/2026...............................................        Aa2/AA        1,886,200
    105,000         Colorado Water Resources & Power Development Authority
                       (Clean Water Rev.), 6 7/8% due 9/1/2011 .....................        Aaa/AAA         108,073
  2,000,000         Colorado Water Resources & Power Development Authority
                       (Clean Water Rev.), 6% due 9/1/2014 .........................        Aaa/AAA       2,048,780
  2,000,000         Denver, CO City & County Certificates of Participation, 5 1/2%
                       due 12/1/2025 ...............................................        Aaa/AAA       1,949,300
  2,000,000         Denver, CO City & County Department of Aviation Airport System
                       Rev., 5 1/2% due 11/15/2025 .................................        Aaa/AAA       1,938,980


-------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

COLORADO SERIES (CONTINUED)

      FACE                                                                                     RATINGS+       MARKET
     AMOUNT                            MUNICIPAL BONDS                                       MOODY'S/S&P      VALUE
    -------                           ----------------------                                 -----------     --------
  $2,200,000  Denver, CO City & County School District GOs, 5% due 12/1/2023 ..............   Aaa/AAA     $  1,984,818
   2,000,000  Denver, CO Health and Hospital Authority Healthcare Rev.,
                 5 3/8% due 12/1/2028 .....................................................   Baa2/BBB       1,575,900
   2,500,000  Fort Collins, COPollution Control Rev. (Anheuser-Busch Project),
                 6% due 9/1/2031 ..........................................................     A1/A+        2,519,975
   1,000,000  Fountain Valley Authority, CO Water Treatment Rev., 6.80% due 12/1/2019o ....    Aa2/AA        1,015,820
   2,250,000  Jefferson County, CO Open Space Sales Tax Rev., 5% due 11/1/2019o ...........   Aaa/AAA        2,082,870
   1,755,000  Northglenn, CO GOs Joint Water & Wastewater Utility, 6.80% due 12/1/2008++ ..    Aaa/NR        1,877,218
   2,000,000  Platte River Power Authority, CO Power Rev., 6 1/8% due 6/1/2014 ............    Aa3/AA-       2,074,580
     970,000  Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027 ..........    NR/AAA        1,003,281
   2,000,000  Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036 .....    Baa1/A        1,965,420
   2,000,000  University of Colorado Hospital Authority Rev., 5 1/4% due 11/15/2022 .......    Aaa/NR        1,870,800
   2,000,000  Virgin Islands Public Finance Authority Rev., 5 1/2% due 10/1/2022 ..........    NR/BBB-       1,862,560
   2,000,000  Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev.,
                 7% due 12/1/2008 .........................................................   Aaa/AAA        2,027,820
                                                                                                           -----------
TOTAL MUNICIPAL BONDS (Cost $38,923,462)-- 100.3% ...................................................       38,070,507
OTHER ASSETS LESS LIABILITIES-- (0.3)% ..............................................................         (130,549)
                                                                                                           -----------
NET ASSETS-- 100.0% .................................................................................      $37,939,958
                                                                                                           ===========


GEORGIA SERIES

      FACE                                                                                     RATINGS+       MARKET
     AMOUNT                            MUNICIPAL BONDS                                       MOODY'S/S&P      VALUE
    -------                           ----------------------                                 -----------     --------
  $2,000,000  Atlanta, GA Airport Rev., 5 5/8% due 1/1/2030* ..............................    Aaa/AAA     $ 1,948,040
   2,500,000  Atlanta, GA Water & Wastewater Rev., 5% due 11/1/2038 .......................    Aaa/AAA       2,187,250
   1,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater
                 Facilities (Anheuser-Busch), 7.40% due 11/1/2010* ........................     A1/A+        1,169,750
   2,000,000  Cartersville, GA Development Authority Rev. Water & Wastewater
                 Facilities (Anheuser-Busch), 6 3/4% due 2/1/2012* ........................     A1/A+        2,088,880
   2,000,000  Chatham County, GA School District GOs, 51/2% due 8/1/2020 ..................    Aaa/AAA       1,978,420
   1,000,000  DeKalb County, GA GOs, 5 1/4% due 1/1/2020 ..................................    Aa1/AA+         956,720
   2,000,000  DeKalb County, GA Water & Sewerage Rev., 5% due 10/1/2028 ...................    Aa2/AA        1,795,760
   1,820,000  Fulton County, GA Development Authority Special Facilities Rev.,
                 (Delta Airlines, Inc. Project), 5 1/2% due 5/1/2033* .....................   Baa3/BBB-      1,563,835
   2,250,000  Georgia Housing & Finance Authority (Single Family Mortgage),
                 5.20% due 6/1/2029* ......................................................     NR/AAA       2,009,385
   1,990,000  Georgia Housing & Finance Authority (Single Family Mortgage),
                 6.10% due 6/1/2031* ......................................................    Aa2/AAA       2,010,039
   2,500,000  Georgia Municipal Gas Authority Rev. (Southern Storage Gas
                 Project), 6.40% due 7/1/2014 .............................................     NR/A-        2,521,800

----------------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

GEORGIA SERIES (CONTINUED)

      FACE                                                                                   RATINGS+       MARKET
     AMOUNT                            MUNICIPAL BONDS                                      MOODY'S/S&P      VALUE
    -------                           ----------------------                                -----------     --------
  $1,000,000  Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 .................   Aa1/AA+    $ 1,121,260
   2,000,000  Gwinnett County, GA Water & Sewerage Authority Rev., 5.30% due 8/1/2022 .....  Aaa/AAA       1,929,660
   1,500,000  Henry County School District, GA GOs, 6.45% due 8/1/2011 ....................   Aa3/A+       1,662,465
     500,000  Metropolitan Atlanta Rapid Transit Authority, GA Sales Tax Rev.,
                 6 1/4% due 7/1/2018 ......................................................   A1/AA-         546,545
   2,000,000  Monroe County, GA Development Authority Pollution Control Rev.
                 (Georgia Power Company Plant - Scherer Project), 6% due 7/1/2025 .........   Aaa/AAA      2,011,000
   2,500,000  Peachtree City, GA Water & Sewerage Authority Sewer System Rev.,
                 5.60% due 3/1/2027 .......................................................   Aa3/AA       2,478,750
   1,500,000  Private Colleges & Universities Authority Rev., GA (Spelman
                 College Project), 6.20% due 6/1/2014 .....................................  Aaa/AAA       1,592,400
   1,500,000  Private Colleges & Universities Authority Rev., GA (Mercer
                 University Project), 6 1/2% due 11/1/2015++ ..............................  Aaa/AAA       1,673,325
   2,500,000  Private Colleges & Universities Authority Rev., GA (Agnes Scott
                 College Project), 5 5/8% due 6/1/2023 ....................................   A1/AA        2,495,025
   1,000,000  Private Colleges & Universities Authority Rev., GA (Mercer
                 University Project), 5 3/8% due 10/1/2029 ................................   A3/NR          922,290
   1,500,000  Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 ....  Baal/A        1,471,515
   1,000,000  Savannah, GA Airport Rev., 6 1/4% due 1/1/2015* .............................  Aaa/AAA       1,022,570
                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $39,123,449)-- 98.4% ....................................................     39,156,684
OTHER ASSETS LESS LIABILITIES-- 1.6% ................................................................        640,818
                                                                                                         -----------
NET ASSETS-- 100.0% .................................................................................    $39,797,502
                                                                                                         ===========


LOUISIANA SERIES

      FACE                                                                                   RATINGS+       MARKET
     AMOUNT                            MUNICIPAL BONDS                                      MOODY'S/S&P      VALUE
    -------                           ----------------------                                -----------     --------
  $3,000,000  Bastrop, LA Industrial Development Board Pollution Control Rev.
                 (International Paper Company Project), 6.90% due 3/1/2007 ................  Baa1/BBB+   $ 3,114,150
   2,500,000  Calcasieu Parish, LA Industrial Development Board (Conoco Inc. Project),
                 53/4% due 12/1/2026* .....................................................   Aa3/AA-      2,437,075
   1,505,000  East Baton Rouge Parish, LA Mortgage Finance Authority (Single Family
                 Mortgage Rev.), 5.40% due 10/1/2025 ......................................   Aaa/NR       1,419,998
   2,000,000  East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                 5.90% due 2/1/2018 .......................................................   Aaa/AAA       2,050,920
   2,000,000  Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),
                 6% due 12/1/2024* ........................................................    Aa/NR       1,964,760
   2,000,000  Jefferson Parish, LA Hospital Service District Rev., 5% due 7/1/2028 ........  Aaa/AAA       1,761,660
   2,500,000  Lafayette, LA Public Improvement Sales Tax, 5% due 5/1/2021 .................  Aaa/AAA       2,264,075
   2,495,000  Louisiana Housing Finance Agency Mortgage Rev. (Single Family),
                 6.45% due 6/1/2027* ......................................................  Aaa/AAA       2,612,839


-------------------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  * Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

LOUISIANA SERIES (CONTINUED)

     FACE                                                                                            RATINGS+           MARKET
    AMOUNT                                      MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
    ------                                      ---------------                                    -----------       -----------
  $2,500,000  Louisiana Public Facilities Authority Hospital Rev. (Franciscan Missionaries
                 of Our Lady Health System Project), 5% due 7/1/2025 ............................    Aaa/AAA        $ 2,220,700
   2,500,000  Louisiana Public Facilities Authority Rev. (Loyola University Project),
                 5 5/8% due 10/1/2016 ...........................................................    Aaa/AAA          2,521,950
   2,500,000  Louisiana Public Facilities Authority Rev. (Tulane University),
                 5 3/4% due 2/15/2021 ...........................................................    Aaa/AAA          2,508,425
   1,500,000  Louisiana State GOs, 5% due 4/15/2018 .............................................    Aaa/AAA          1,384,470
   2,500,000  Ouachita Parish, LA Hospital Service District Rev. (Glenwood Regional
                 Medical Center), 5 3/4% due 5/15/2021 ..........................................    Aaa/AAA          2,507,125
     180,000  Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
                 6 1/2% due 4/1/2006 ............................................................      NR/NR            180,149
   2,500,000  Saint Bernard Parish, LA Exempt Facility Rev. (Mobil Oil Corporation Project),
                 5.90% due 11/1/2026* ...........................................................    Aaa/AAA          2,503,350
   1,250,000  Saint Charles Parish, LA Environmental Improvement Rev. (Louisiana Power
                 and Light Company Project), 6.20% due 5/1/2023* ................................   Baa2/BBB          1,181,838
   2,960,000  Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
                 7.15% due 7/1/2016 .............................................................    Aaa/AAA          3,071,414
   2,500,000  Shreveport, LA Airport System Rev., 5 3/8% due 1/1/2024* ..........................    Aaa/AAA          2,346,850
   1,555,000  Shreveport, LA GOs, 7 1/2% due 4/1/2006++ .........................................    Aaa/AAA          1,751,225
   2,500,000  Shreveport, LA GOs, 5% due 3/1/2019 ...............................................    Aaa/AAA          2,299,200
   2,050,000  Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
                 7 1/4% due 12/1/2010++ .........................................................    Aaa/AAA          2,287,677
   2,500,000  Tangipahoa Parish, LA Hospital Service District No. 1 Rev. (Northoaks
                 Medical Center), 6 1/4% due 2/1/2024 ...........................................    Aaa/AAA          2,569,225
TOTAL MUNICIPAL BONDS (Cost $46,875,272)-- 97.0% ...........................................................          46,959,075
VARIABLE RATE DEMAND NOTES (Cost $600,000)-- 1.3% ..........................................................             600,000
OTHER ASSETS LESS LIABILITIES-- 1.7% .......................................................................             841,369
                                                                                                                     -----------
NET ASSETS-- 100.0% ........................................................................................         $48,400,444
                                                                                                                     ===========


MARYLAND SERIES

     FACE                                                                                            RATINGS+           MARKET
    AMOUNT                                      MUNICIPAL BONDS                                    MOODY'S/S&P          VALUE
    ------                                      ---------------                                    -----------       -----------
  $1,000,000  Anne Arundel County, MD GOs, 5 1/8% due 2/1/2026 ..................................    Aa2/AA+         $  934,880
   1,340,000  Anne Arundel County, MD GOs, 5 1/8% due 2/1/2027 ..................................    Aa2/AA+          1,251,024
   3,000,000  Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and Electric
                 Company Project), 6% due 4/1/2024 ..............................................     A2/A            3,025,110
   2,000,000  Baltimore, MD Consolidated Public Improvement GOs, 6 3/8% due 10/15/2006 ..........   Aaa/AAA           2,178,820
   2,500,000  Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),
                 6 1/2% due 10/1/2011 ...........................................................    Aa3/AA-         2,629,350

---------------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS

SEPTEMBER 30, 2000

MARYLAND SERIES (CONTINUED)

    FACE                                                                                                 RATINGS+       MARKET
   AMOUNT                                      MUNICIPAL BONDS                                         MOODY'S/S&P       VALUE
  ------------                                 ---------------                                        ------------    ----------
  $2,000,000  Baltimore, MD Project and Refunding Rev. (Water Projects), 5 1/2% due 7/1/2026 .......     Aaa/AAA     $ 1,967,360
   1,000,000  Howard County, MD Metropolitan District Project GOs, 5 1/2% due 8/15/2022 ............     Aaa/AAA       1,000,780
   2,000,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Multi-Family Housing), 7.70% due 5/15/2020* ................      Aa/NR        2,058,340
   2,380,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Single Family Program), 6.80% due 4/1/2024* ................     Aa2/NR        2,440,999
   2,500,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Multi-Family Housing), 6.70% due 5/15/2027 .................      Aa/NR        2,583,975
   2,250,000  Maryland Community Development Administration Dept. of Housing &
                 Community Development (Residential Rev.), 6.15% due 9/1/2032* .....................     Aa2/NR        2,268,743
   2,570,000  Maryland Department of Transportation Project Certificates
                 of Participation (Mass Transit Administration Project), 5 1/2% due 10/15/2025* ....      Aa3/AA       2,495,136
   2,710,000  Maryland Health & Higher Educational Facilities Authority Rev. (Good Samaritan
                 Hospital), 5 3/4% due 7/1/2019++ ..................................................     Aaa/AAA       2,741,138
   2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
                 (Suburban Hospital), 5 1/8% due 7/1/2021 ..........................................      A1/A+        1,776,280
   2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
                 (Anne Arundel Medical Center), 5% due 7/1/2023 ....................................     Aaa/AAA       1,827,320
   2,500,000  Maryland Health & Higher Educational Facilities Authority Rev. (Francis Scott Key
                 Medical Center), 5% due 7/1/2023 ..................................................     Aaa/AAA       2,284,150
   2,000,000  Maryland Health & Higher Educational Facilities Authority Rev.
                 (Mercy Medical Center), 5 3/4% due 7/1/2026 .......................................     Aaa/AAA       2,008,480
   1,500,000  Maryland Health & Higher Educational Facilities Authority Rev. (Anne Arundel
                 Medical Center), 5 1/8% due 7/1/2028 ..............................................     Aaa/AAA       1,382,700
   1,000,000  Maryland Health & Higher Educational Facilities Authority Rev. (Charity
                 Obligated Group), 5% due 11/1/2029 ................................................      Aa2/AA         895,880
   2,000,000  Maryland Transportation Authority Rev. (Baltimore/Washington International
                 Airport Project), 6 1/4% due 7/1/2014* ............................................     Aaa/AAA       2,094,000
   2,000,000  Maryland Transportation Authority Rev. Transportation Facilities Projects,
                 5 3/4% due 7/1/2015 ...............................................................      A1/A+        2,017,380
   1,000,000  Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                 7.10% due 9/1/2013o ...............................................................     Aaa/AAA       1,043,680
     110,000  Montgomery County, MD Housing Opportunities Commission (Single Family
                 Mortgage Rev.), 7 3/8% due 7/1/2017 ...............................................      Aa2/NR         111,176
   1,390,000  Montgomery County, MD Housing Opportunities Commission Rev.,
                 6.20% due 7/1/2026* ...............................................................      Aa2/NR       1,398,326
   2,000,000  Northeast Maryland Waste Disposal Authority Solid Waste Rev.
                 (Montgomery County Resource Recovery Project), 6.30% due 7/1/2016* ................      A2/NR        2,051,160
   1,000,000  Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036 .............      Baa1/A         982,710
    630,000   Puerto Rico Housing Finance Corporation (Single Family Mortgage Rev.),
                 6.85% due 10/15/2023 ..............................................................     Aaa/AAA         651,401

-----------------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

MARYLAND SERIES (CONTINUED)

    FACE                                                                                                 RATINGS+        MARKET
   AMOUNT                                      MUNICIPAL BONDS                                         MOODY'S/S&P        VALUE
  -------                                      ---------------                                         -----------    --------------
$2,000,000       Washington Suburban Sanitary District, MD, 6 1/2% due 1/1/2016 ......................    Aa1/AA       $ 2,079,440
                                                                                                                       -----------
TOTAL MUNICIPAL BONDS (Cost $49,185,236)-- 99.6% ................................................................      50,179,738
VARIABLE RATE DEMAND NOTES (Cost $1,800,000)-- 3.6% .............................................................       1,800,000
OTHER ASSETS LESS LIABILITIES-- (3.2)% ..........................................................................      (1,597,318)
                                                                                                                       -----------
NET ASSETS-- 100.0% .............................................................................................     $50,382,420
                                                                                                                      ===========


MASSACHUSETTS SERIES

    FACE                                                                                                 RATINGS+          MARKET
   AMOUNT                                      MUNICIPAL BONDS                                         MOODY'S/S&P         VALUE
  ------------                                 ---------------                                         -----------     ------------
  $5,000,000     Boston, MA Water & Sewer Commission General Rev., 5 1/4% due 11/1/2019 .............      A1/A+       $ 4,818,800
   5,000,000     Massachusetts Bay Transportation Authority General Transportation System
                   Rev., 5 3/4% due 3/1/2026 ........................................................     Aa2/AA         5,007,500
   5,000,000     Massachusetts Health & Educational Facilities Authority Rev. (Newton-Wellesley
                   Hospital), 6% due 7/1/2018 .......................................................     Aaa/AAA        5,091,000
   3,500,000     Massachusetts Health & Educational Facilities Authority Rev. (Williams College),
                   5 3/4% due 7/1/2019 ..............................................................     Aaa/AA+        3,523,555
   5,100,000     Massachusetts Health & Educational Facilities Authority Rev. (Smith College),
                   5 3/4% due 7/1/2024 ..............................................................     Aa1/AA         5,060,322
   5,000,000     Massachusetts Health & Educational Facilities Authority Rev. (Partners Healthcare
                   System), 5 3/8% due 7/1/2024 .....................................................    Aaa/AAA         4,672,450
   5,000,000     Massachusetts Health & Educational Facilities Authority Rev.
                   (South Shore Hospital), 5 3/4% due 7/1/2029 ......................................      A2/A          4,466,750
   4,000,000     Massachusetts Health & Educational Facilities Authority Rev.
                   (Harvard University), 6% due 7/1/2035 ............................................     Aaa/AAA        4,223,240
   5,000,000     Massachusetts Housing Finance Agency (Rental Housing Mortgage Rev.),
                   5 1/2% due 7/1/2030* .............................................................     Aaa/AAA        4,648,050
   4,985,000     Massachusetts Housing Finance Agency Rev. (Single Family Housing),
                   5 1/2% due 12/1/2030* ............................................................     Aaa/AAA        4,669,848
   2,000,000     Massachusetts Industrial Finance Agency Electric Utility Rev. (Nantucket Electric
                   Company Project), 5 7/8% due 7/1/2017* ...........................................     Aaa/AAA        2,015,260
   3,500,000     Massachusetts Industrial Finance Agency Rev. (Phillips Academy),
                   5 3/8% due 9/1/2023 ..............................................................     Aaa/AAA        3,372,635
   3,000,000     Massachusetts Industrial Finance Agency Rev. (College of the Holy Cross),
                   5 5/8% due 3/1/2026 ..............................................................     Aaa/AAA        2,950,050
   2,000,000     Massachusetts Industrial Finance Agency Rev. (Suffolk University),
                   5 1/4% due 7/1/2027 ..............................................................     Aaa/AAA        1,866,120
   2,500,000     Massachusetts Lease Rev. (Route 3 North Transportation Improvement
                   Association), 5 3/8% due 6/15/2033 ...............................................     Aaa/AAA        2,372,825
   2,400,000     Massachusetts Port Authority Rev., 5% due 7/1/2023 .................................     Aa3/AA-        2,156,088
   2,000,000     Massachusetts Port Authority Rev., 5% due 7/1/2028* ................................     Aa3/AA-        1,746,880


------------------
 + Ratings have not been audited by Deloitte & Touche LLP.
 * Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

MASSACHUSETTS SERIES (CONTINUED)

    FACE                                                                                                 RATINGS+      MARKET
   AMOUNT                                      MUNICIPAL BONDS                                         MOODY'S/S&P      VALUE
  ------------                                 ---------------                                         -----------   -----------
  $4,500,000     Massachusetts Port Authority Special Facilities Rev. (BOSFUEL Project),
                   5 3/4% due 7/1/2039* ..............................................................   Aaa/AAA     $ 4,377,105
   2,000,000     Massachusetts State Consolidated Loan GOs, 5% due 5/1/2019 ..........................   Aa2/AA-       1,847,160
   2,500,000     Massachusetts State Consolidated Loan GOs, 5 7/8% due 2/1/2020 ......................   Aa2/AA-       2,561,075
   1,000,000     Massachusetts Water Pollution Abatement Trust Pool Program,
                   5 1/2% due 8/1/2029 ...............................................................   Aaa/AAA         971,770
   4,500,000     Massachusetts Water Resources Authority Rev., 5 3/4% due 8/1/2039 ...................   Aaa/AAA       4,495,410
   5,000,000     Plymouth County, MA Certificates of Participation (Plymouth County
                   Correctional Facility Project), 5% due 4/1/2022 ...................................   Aaa/AAA       4,489,350
   4,000,000     Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036 ............    Baa1/A       3,930,840
                                                                                                                     -----------
TOTAL MUNICIPAL BONDS (Cost $85,843,199)--102.6% ...............................................................      85,334,083
OTHER ASSETS LESS LIABILITIES--(2.6)% ..........................................................................      (2,128,579)
                                                                                                                     ------------
NET ASSETS--100.0% .............................................................................................     $83,205,504
                                                                                                                     ===========

MICHIGAN SERIES

    FACE                                                                                                 RATINGS+      MARKET
   AMOUNT                                      MUNICIPAL BONDS                                         MOODY'S/S&P      VALUE
  ------------                                 ---------------                                         -----------   -----------
  $5,000,000  Capital Region Airport Authority, MI Airport Rev., 6.70% due 7/1/2021* .................   Aaa/AAA     $ 5,236,650
   5,000,000  Detroit, MI GOs, 5 1/2% due 4/1/2016 ...................................................   Aaa/AAA       4,994,800
   6,000,000  Detroit, MI Water Supply System Rev., 6 1/4% due 7/1/2012o .............................   Aaa/AAA       6,282,660
   1,000,000  Grand Haven, MI Electric System Rev., 5 1/4% due 7/1/2013 ..............................   Aaa/AAA         995,320
   5,000,000  Grand Rapids, MI Water Supply System Rev., 5 3/4% due 1/1/2018 .........................   Aaa/AAA       5,001,300
   2,000,000  Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                 Obligated Group), 5% due 7/1/2028 ...................................................    Aaa/NR       1,739,560
   2,500,000  Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist
                 Hospital), 5 1/2% due 5/15/2028 .....................................................    Aaa/NR       2,402,475
   5,000,000  Kent County, MI Airport Rev., 6.10% due 1/1/2025*o .....................................   Aaa/AAA       5,330,800
   1,850,000  Kent County, MI Airport Rev., 5% due 1/1/2028* .........................................   Aaa/AAA       1,611,960
   2,775,000  Kentwood, MI Public Schools Building & Site GOs, 6.40% due 5/1/2015o ...................    Aa2/A+       2,907,867
   3,000,000  Lansing, MI Building Authority Rev., 5.60% due 6/1/2019 ................................    Aa3/AA+      2,984,610
   3,250,000  Marquette, MI Hospital Finance Authority Rev. (Marquette General Hospital),
                 6.10% due 4/1/2019 ..................................................................   Aaa/AAA       3,340,838
   1,000,000  Michigan and Redevco, Inc. Certificates of Participation,
                 5 1/2% due 6/1/2027 .................................................................   Aaa/AAA         971,060
   3,000,000  Michigan Public Power Agency Rev. (Belle River Project), 5 1/4% due 1/1/2018 ...........    A1/AA-       2,846,370
   3,000,000  Michigan State Building Authority Rev., 6 1/4% due 10/1/2020 ...........................    Aa2/AA       3,065,700
   5,000,000  Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 .............   Aa1/AAA       4,849,200


-----------------
  + Ratings have not been audited by Deloitte & Touche LLP.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

MICHIGAN SERIES (CONTINUED)

    FACE                                                                                              RATINGS+          MARKET
   AMOUNT                                      MUNICIPAL BONDS                                       MOODY'S/S&P        VALUE
  ------------                                 ---------------                                       -----------     ------------
 $5,000,000  Michigan State Hospital Finance Authority Rev. (Oakwood Obligated Group),
                 5 1/8% due 8/15/2025 ............................................................     Aaa/AAA       $  4,503,500
   5,250,000  Michigan State Hospital Finance Authority Rev. (Mercy Health Services
                 Obligated Group), 5 3/4% due 8/15/2026 ..........................................      Aa3/AA-         5,166,263
   6,000,000  Michigan State Hospital Finance Authority Rev. (Ascension Health Credit Group),
                 6 1/8% due 11/15/2026 ...........................................................      Aa2/AA          6,024,180
   5,000,000  Michigan State Hospital Finance Authority Rev. (Sparrow Obligated Group),
                 6% due 11/15/2036 ...............................................................     Aaa/AAA          5,047,900
     615,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.80% due 12/1/2016 .............................................................      NR/AA+            620,682
   3,925,000  Michigan State Housing Development Authority Rev. (Rental Housing),
                 6.65% due 4/1/2023 ..............................................................      NR/AA-          4,071,049
   4,000,000  Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                 6.05% due 12/1/2027 .............................................................      NR/AA+          4,050,960
   3,000,000  Michigan State Strategic Fund Pollution Control Rev. (Detroit Edison Company),
                 6 1/2% due 2/15/2016 ............................................................     Aaa/AAA          3,120,750
   6,000,000  Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
                 6.20% due 9/1/2020 ..............................................................      A2/A            6,121,860
   5,000,000  Michigan State Trunk Line Rev., 5% due 11/1/2026 ...................................     Aaa/AAA          4,489,950
   6,300,000  Oxford, MI Area Community Schools GOs, 5 1/2% due 5/1/2021 .........................     Aaa/AAA          6,193,026
   2,500,000  Puerto Rico Infrastructure Financing Authority Special Obligation
                 Bonds, 5 1/2% due 10/1/2040 .....................................................     Aaa/AAA          2,448,525
   5,000,000  Royal Oak, MI Hospital Finance Authority Rev. (William Beaumont Hospital),
                 5 1/4% due 1/1/2020 .............................................................      Aa3/AA          4,623,050
   1,000,000  University of Michigan Hospital Rev., 6 3/8% due 12/1/2024o ........................      Aa2/AA          1,003,240
   5,000,000  Western Michigan State University Rev., 5 1/8% due 11/15/2022 ......................     Aaa/AAA          4,618,250
   3,000,000  Wyandotte, MI Electric Rev., 6 1/4% due 10/1/2017 ..................................     Aaa/AAA          3,088,560
                                                                                                                     ------------
TOTAL MUNICIPAL BONDS (Cost $118,665,514)-- 100.5% ...........................................................        119,752,915
OTHER ASSETS LESS LIABILITIES-- (0.5)% .......................................................................           (550,435)
                                                                                                                     -----------
NET ASSETS-- 100.0% ..........................................................................................       $119,202,480
                                                                                                                     ===========


MINNESOTA SERIES

    FACE                                                                                              RATINGS+          MARKET
   AMOUNT                                      MUNICIPAL BONDS                                       MOODY'S/S&P        VALUE
  ------------                                 ---------------                                       -----------     ------------
  $1,500,000  Buffalo, MN Independent School District GOs, 6.15% due 2/1/2022o ...................     Aaa/AAA        $ 1,551,555
   1,250,000  Burnsville-Eagan-Savage, MN Independent School District GOs,
                 5 1/8% due 2/1/2016 .............................................................      Aa1/NR          1,204,513
   2,350,000  Burnsville-Eagan-Savage, MN Independent School District GOs,
                 5 1/8% due 2/1/2017 .............................................................      Aa1/NR          2,246,365

----------------
  + Ratings have not been audited by Deloitte & Touche LLP.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

MINNESOTA SERIES (CONTINUED)

    FACE                                                                                             RATINGS+          MARKET
   AMOUNT                                      MUNICIPAL BONDS                                      MOODY'S/S&P        VALUE
  -------                                      ---------------                                      -----------     ------------
  $1,500,000  Cloquet, MN Pollution Control Rev. (Potlatch Corporation Projects),
                 5.90% due 10/1/2026 .............................................................    NR/BBB+        $ 1,400,190
   2,000,000  Cuyana Range Hospital District, MN Health Facilities Rev., 6% due 6/1/2029 .........     NR/NR           1,644,180
   3,545,000  Fridley, MN Independent School District GOs, 5.35% due 2/1/2021 ....................    Aaa/AAA          3,437,090
   1,500,000  Minneapolis, MN GOs, 6% due 3/1/2016 ...............................................    Aaa/AAA          1,521,330
   4,725,000  Minneapolis, MN Rev. (University Gateway Project), 5 1/4% due 12/1/2024 ............     Aa2/AA          4,441,547
   2,000,000  Minneapolis, MN Special School District GOs, 5% due 2/1/2014 .......................     Aa1/AA+         1,935,560
   5,000,000  Minneapolis - St. Paul, MN Housing & Redevelopment Authority Health Care
                 Rev. (Children's Health Care), 5 1/2% due 8/15/2025 .............................    Aaa/AAA          4,790,700
   5,000,000  Minneapolis - St. Paul, MN Metropolitan Airports Commission Rev.,
                 5 3/4% due 1/1/2032 .............................................................    Aaa/AAA          5,022,550
   2,250,000  Minnesota Agricultural & Economic Development Board Rev. (Evangelical
                 Lutheran Good Samaritan Society Project), 5.15% due 12/1/2022 ...................    Aaa/AAA          2,098,913
   1,250,000  Minnesota Agricultural & Economic Development Board Rev. (Evangelical
                 Lutheran Good Samaritan Society Project), 5% due 12/1/2023 ......................    Aaa/AAA          1,133,663
   3,000,000  Minnesota Agricultural & Economic Development Board Health Care Facilities
                 Rev. (Benedictine Health System-- St. Mary's Duluth Clinic Health System
                 Obligated Group), 5 1/8% due 2/15/2029 ..........................................    Aaa/AAA          2,708,040
   2,775,000  Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
                 5.40% due 4/1/2022 ..............................................................     A2/NR           2,640,218
   2,000,000  Minnesota Higher Education Facilities Authority Rev. (St. John's University),
                 5.40% due 10/1/2022 .............................................................     A3/NR           1,887,520
   1,775,000  Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
                 5.40% due 4/1/2023 ..............................................................     A2/NR           1,684,670
   2,500,000  Minnesota Higher Education Facilities Authority Rev. (St. Olaf College),
                 5 1/4% due 4/1/2029 .............................................................     A3/NR           2,261,175
     450,000  Minnesota Housing Finance Agency (Housing Development),
                 6 1/4% due 2/1/2020 .............................................................    Aa1/AA             452,075
     790,000  Minnesota Housing Finance Agency (Single Family Mortgage), 5.65% due 7/1/2022* .....    Aa1/AA+            764,949
   4,750,000  Minnesota Housing Finance Agency (Single Family Mortgage),  6.85% due 1/1/2024* ....    Aa1/AA+          4,873,785
   2,000,000  Minnesota Public Facilities Authority Water Pollution Control Rev.,
                 6 1/4% due 3/1/2015 .............................................................    Aaa/AAA          2,130,600
   5,000,000  Minnesota State GOs, 5.70% due 5/1/2016 ............................................    Aaa/AAA          5,097,300
   4,000,000  Minnesota State Retirement System Building Rev., 6% due 6/1/2030 ...................    Aaa/AAA          4,151,160
   5,000,000  North Saint Paul - Maplewood, MN Independent School District GOs,
                 5 1/8% due 2/l/2025 .............................................................     Aa1/AA+         4,618,700
   2,000,000  Northfield, MN Independent School District GOs, 5 1/4% due 2/1/2017 ................     Aa1/NR          1,950,600
   4,500,000  Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
                 Medical Center), 6 1/4% due 11/15/2014 ..........................................     NR/AA+          4,663,035

-------------
 + Ratings have not been audited by Deloitte & Touche LLP.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

MINNESOTA SERIES (CONTINUED)

    FACE                                                                                    RATINGS+          MARKET
   AMOUNT                                      MUNICIPAL BONDS                             MOODY'S/S&P         VALUE
   ------                                      ---------------                             -----------      -----------
  $2,575,000  Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2016 ........    Aaa/AA+        $ 2,683,665
   2,715,000  Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2017 ........    Aaa/AA+          2,829,573
   3,750,000  Saint Cloud, MN Health Care Rev. (The Saint Cloud Hospital
                 Obligated Group), 5 7/8% due 5/1/2030 ..................................     Aaa/NR          3,785,888
   4,500,000  Saint Paul, MN Housing and Redevelopment Health Care Rev.
                 (Regions Hospital Project), 5.30% due 5/15/2028 ........................    NR/BBB+          3,630,330
      45,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 9 1/8% due 10/1/2000 ...................................................     NR/CCC             44,997
       5,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 9 1/8% due 12/1/2000 ...................................................     NR/CCC              4,994
      55,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 9 1/8% due 12/1/2000 ...................................................     NR/CCC             54,715
      50,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 9 1/8% due 10/1/2001 ...................................................     NR/CCC             49,744
      10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 9 1/8% due 12/1/2001 ...................................................     NR/CCC              9,948
      55,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 9 1/8% due 12/1/2001 ...................................................     NR/CCC             54,936
       5,000  Saint Paul Port Authority, MN Industrial Development Rev. Series L,
                 9 3/4% due 12/1/2001 ...................................................     NR/CCC              4,979
      50,000  Saint Paul Port Authority, MN Industrial Development Rev. Series E,
                 9 1/8% due 10/1/2002 ...................................................     NR/CCC             49,561
      10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series H,
                 9 3/4% due 12/1/2002 ...................................................     NR/CCC              9,918
      60,000  Saint Paul Port Authority, MN Industrial Development Rev. Series I,
                 9 1/8% due 12/1/2002 ...................................................     NR/CCC             59,405
      10,000  Saint Paul Port Authority, MN Industrial Development Rev. Series L,
                 9 1/8% due 12/1/2002 ...................................................     NR/CCC              9,901
   1,500,000  Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
                 5 3/4% due 1/1/2018 ....................................................      A2/A+          1,500,405
   8,700,000  Western Minnesota Municipal Power Agency-- Power Supply Rev.,
                 6 3/8% due 1/1/2016++ ..................................................    Aaa/AAA          9,345,714
                                                                                                            -----------
TOTAL MUNICIPAL BONDS (Cost $96,915,661)-- 98.3% ....................................................        96,440,656
VARIABLE RATE DEMAND NOTES (Cost $300,000)-- 0.3% ...................................................           300,000
OTHER ASSETS LESS LIABILITIES-- 1.4% ................................................................         1,386,163
                                                                                                            -----------
NET ASSETS-- 100.0% .................................................................................       $98,126,819
                                                                                                            ===========



-----------------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

MISSOURI SERIES

    FACE                                                                                                 RATINGS+      MARKET
   AMOUNT                                      MUNICIPAL BONDS                                         MOODY'S/S&P      VALUE
  -------                                      ---------------                                         -----------   -----------
 $2,500,000   Curators of the University of Missouri Health Facilities Rev. (University of Missouri
                 Health System), 5.60% due 11/1/2026 ..............................................      Aaa/AAA     $ 2,432,400
  1,500,000   Hannibal, MO Industrial Development Authority Health Facilities Rev.
                 (Hannibal Regional Hospital), 5 3/4% due 3/1/2022 ................................      Aaa/AAA       1,496,265
  2,000,000   Missouri Development Finance Board Solid Waste Disposal Rev. (The Procter &
                 Gamble Company Paper Products Project), 5.20% due 3/15/2029* .....................       NR/AA        1,834,740
    105,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
                 7 3/8% due 3/1/2006 ..............................................................      Aaa/AAA         106,120
    305,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
                 7% due 3/1/2006 ..................................................................      Aaa/AAA         308,050
  1,000,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
                 (State Revolving Fund Program), 6.55% due 7/1/2014 ...............................      Aaa/NR        1,046,400
  2,500,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
                 (Union Electric Company Project), 5.45% due 10/1/2028* ...........................        A1/A+       2,330,250
  2,000,000   Missouri State GOs, 5 5/8% due 4/1/2017 .............................................       Aaa/AAA      2,034,260
  2,500,000   Missouri State Health & Educational Facilities Authority Rev. (Lester E. Cox
                 Medical Centers Project), 5 1/4% due 6/1/2015 ....................................       Aaa/AAA      2,457,175
  1,500,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy
                 Health System, St. Louis, Inc.), 6 1/4% due 6/1/2015 .............................       Aa1/AA+      1,559,970
  1,000,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy
                 Health System, St. Louis, Inc.), 5% due 6/1/2019 .................................       Aa1/AA+        894,720
  2,500,000   Missouri State Health & Educational Facilities Authority Rev. (SSM Health Care),
                 5% due 6/1/2022 ..................................................................       Aaa/AAA      2,263,425
  2,400,000   Missouri State Health & Educational Facilities Authority Rev.
                 (St. Louis University), 5.20% due 10/1/2026 ......................................       Aaa/AAA      2,234,592
  2,500,000   Missouri State Health & Educational Facilities Authority Rev.
                 (The Washington University), 5% due 11/15/2037 ...................................       Aa1/AA+      2,162,825
    790,000   Missouri State Housing Development Commission Housing Development Bonds
                 (Federally Insured Mortgage Loans), 6% due 10/15/2019 ............................       Aa2/AA+        798,382
  2,205,000   Missouri State Housing Development Commission Single Family Mortgage Rev.
                 (Homeownership Loan Program), 5.90% due 9/1/2028* ................................       NR/AAA       2,160,547
  1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 ............       Baa1/A         981,010
  1,500,000   St. Charles County, MO Certificates of Participation (Public Water Supply),
                 5.10% due 12/1/2025 ..............................................................       Aaa/NR       1,374,360
  1,500,000   St. Louis MO Industrial Development Authority Pollution Control Rev.
                 (Anheuser-Busch Companies, Inc. Project), 6.65% due 5/1/2016 .....................        A1/A+       1,684,635
  1,500,000   St. Louis, MO Municipal Finance Corporation City Justice Center Leasehold
                 Improvement Rev., 5.95% due 2/15/2016 ............................................       Aaa/AAA      1,549,920
  2,000,000   Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
                 5 3/4% due 10/15/2016++ ..........................................................        Aa2/NR      2,074,520
  1,500,000   Springfield, MO School District GOs, 5.85% due 3/1/2020 .............................        NR/AA+      1,546,365


-----------------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

MISSOURI SERIES (CONTINUED)

    FACE                                                                                           RATINGS+       MARKET
   AMOUNT                                      MUNICIPAL BONDS                                   MOODY'S/S&P      VALUE
  -------                                      ---------------                                   -----------   ------------
 $2,750,000   University of Missouri Systems Facilities Rev., 5 1/2% due 11/1/2023..............  Aa2/AA+     $ 2,697,008
                                                                                                              -----------
TOTAL MUNICIPAL BONDS (Cost $38,262,128)-- 97.8%.........................................................      38,027,939
VARIABLE RATE DEMAND NOTES (Cost $300,000)-- 0.8%........................................................         300,000
OTHER ASSETS LESS LIABILITIES-- 1.4%.....................................................................         543,242
                                                                                                              -----------
NET ASSETS-- 100.0%......................................................................................     $38,871,181
                                                                                                              ===========


NEW YORK SERIES

    FACE                                                                                           RATINGS+       MARKET
   AMOUNT                                      MUNICIPAL BONDS                                   MOODY'S/S&P      VALUE
  ------------                                 ---------------                                   -----------   -----------
  $2,500,000  Long Island Power Authority, NY Electric Systems General Rev.,
                 5 1/2% due 12/1/2029 .........................................................    Baa1/A-     $ 2,358,050
   2,000,000  Metropolitan Transportation Authority, NY (Dedicated Tax Fund),
                 5% due 4/1/2023 ..............................................................    Aaa/AAA       1,809,620
   4,000,000  New York City Municipal Water Finance Authority, NY Water & Sewer
                 System Rev., 5 1/8% due 6/15/2030 ............................................    Aaa/AAA       3,614,040
       5,000  New York City, NY GOs, 7 1/4% due 8/15/2024 .....................................      A2/A            5,105
   1,500,000  New York City, NY GOs, 6 1/4% due 4/15/2027 .....................................      A2/A        1,553,700
   2,925,000  New York City, NY GOs, 6% due 5/15/2030 .........................................      A2/A        2,993,387
   2,345,000  New York City, NY Industrial Development Agency Civic Facility Rev.
                 (The Nightingale-Bamford School Project), 5.85% due 1/15/2020 ................      A3/A        2,352,692
   3,500,000  New York City, NY Transitional Finance Authority (Future Tax Secured Bonds),
                 5% due 5/1/2026 ..............................................................     Aa3/AA       3,128,825
   4,000,000  New York City, NY Trust for Cultural Resources Rev. (American Museum of
                 Natural History), 5.65% due 4/1/2027 .........................................    Aaa/AAA       3,971,720
   3,000,000  New York State Dormitory Authority Rev. (Fordham University),
                 5 3/4% due 7/1/2015 ..........................................................    Aaa/AAA       3,058,500
   4,000,000  New York State Dormitory Authority Rev. (Rochester Institute of Technology),
                 5 1/2% due 7/1/2018 ..........................................................    Aaa/AAA       3,977,240
   3,500,000  New York State Dormitory Authority Rev. (Mental Health Services Facilities
                 Improvement), 5 3/4% due 8/15/2022 ...........................................      A3/A        3,469,620
   3,000,000  New York State Dormitory Authority Rev. (Skidmore College), 5 3/8%
                 due 7/1/2023 .................................................................    Aaa/AAA       2,865,240
   1,500,000  New York State Dormitory Authority Rev. (Vassar Brothers Hospital),
                 5 3/8% due 7/1/2025 ..........................................................    Aaa/AAA       1,418,520
   1,000,000  New York State Dormitory Authority Rev. (Mount Sinai/NYU Health Obligated
                 Group), 6 1/2% due 7/1/2025 ..................................................   Baa1/BBB+      1,046,350
   2,000,000  New York State Dormitory Authority Rev. (Hospital for Special Surgery),
                 5% due 2/1/2028 ..............................................................    Aaa/AAA       1,759,200
   2,000,000  New York State Dormitory Authority Rev. (Rockefeller University),
                 5% due 7/1/2028 ..............................................................    Aaa/AAA       1,807,120



--------------
  + Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

Portfolios of Investments

SEPTEMBER 30, 2000
NEW YORK SERIES (CONTINUED)


    FACE                                                                                           RATINGS+      MARKET
   AMOUNT                                      MUNICIPAL BONDS                                   MOODY'S/S&P      VALUE
  ------------                                 ---------------                                   -----------   -----------
  $4,000,000  New York State Energy Research & Development Authority Gas Facilities Rev.
                 (Brooklyn Union Gas), 5 1/2% due 1/1/2021 ...................................     Aaa/AAA     $ 3,908,920
   3,000,000  New York State Environmental Facilities Corporation Pollution Control Rev.
                 (State Water-- Revolving Fund), 6.90% due 11/15/2015 ........................     Aaa/AAA       3,264,810
   3,000,000  New York State Housing Finance Agency Rev. (Phillips Village Project),
                 7 3/4% due 8/15/2017* .......................................................      A2/NR        3,192,990
   3,000,000  New York State Local Government Assistance Corp., 6% due 4/1/2024 ..............      A3/AA-       3,059,760
     995,000  New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 5 1/2% due 10/1/2028* .......................................................      Aa1/NR         942,076
   1,000,000  New York State Mortgage Agency Rev. (Homeowner Mortgage),
                 5.65% due 4/1/2030* .........................................................      Aa1/NR         971,910
   2,000,000  New York State Thruway Authority (Highway and Bridge Trust Fund),
                 5% due 4/1/2018 .............................................................      A3/AA-       1,850,380
   2,000,000  New York State Thruway Authority Service Contract Rev., 6 1/4% due 4/1/2014o ...     Baa1/NR       2,163,800
   4,000,000  Onondaga County, NY Industrial Development Agency Sewer Facilities Rev.
                 (Bristol-Myers Squibb Co. Project), 5 3/4% due 3/1/2024* ....................     Aaa/AAA       4,061,840
   2,250,000  Port Authority of New York and New Jersey Consolidated Rev., 6 1/8% due 6/1/2094      A1/AA-       2,400,592
   2,250,000  St. Lawrence County, NY Industrial Development Agency Civic Facility Rev.
                 (Clarkson University Project), 5 1/2% due 7/1/2029 ..........................     Baa1/NR       2,070,630
   1,800,000  Triborough Bridge & Tunnel Authority General Purpose Rev., 5 1/2% due 1/1/2030 .      Aa3/A+       1,733,994
                                                                                                               -----------
TOTAL MUNICIPAL BONDS (Cost $70,998,326)-- 97.6% .........................................................      70,810,631
VARIABLE RATE DEMAND NOTES (Cost $600,000)-- 0.8% ........................................................         600,000
OTHER ASSETS LESS LIABILITIES-- 1.6% .....................................................................       1,134,192
                                                                                                               -----------
NET ASSETS-- 100.0% ......................................................................................     $72,544,823
                                                                                                               ===========


OHIO SERIES

    FACE                                                                                                   RATINGS+        MARKET
   AMOUNT                                      MUNICIPAL BONDS                                           MOODY'S/S&P       VALUE
  -------                                      ---------------                                           -----------    ------------
$2,250,000  Beavercreek Local School District, OH GOs (School Improvement Bonds),
              5.70% due 12/1/2020 ....................................................................     Aaa/AAA      $  2,270,880
 3,450,000  Big Walnut Local School District, OH School Building Construction &
              Improvement GOs, 7.20% due 6/1/2007o ...................................................     Aaa/AAA         3,580,962
 4,000,000  Butler County, OH Transportation Improvement District Highway
              Improvement Rev., 5 1/8% due 4/1/2017 ..................................................     Aaa/AAA         3,818,600
 3,600,000  Cincinnati, OH GOs, 6% due 12/1/2035 .....................................................     Aa1/AA+         3,719,772
 4,000,000  Cleveland, OH Airport System Rev., 5 1/8% due 1/1/2027* ..................................     Aaa/AAA         3,598,160
 2,395,000  Cleveland, OH Airport System Rev., 5 1/8% due 1/1/2027 ...................................     Aaa/AAA         2,184,767
 5,000,000  Cleveland, OH Public Power System Rev., 5% due 11/15/2024 ................................     Aaa/AAA         4,519,600
 3,915,000  Cleveland, OH Waterworks Improvement First Mortgage Rev.,
              5 3/4% due 1/1/2021o ...................................................................     Aaa/AAA         4,173,038

-------------------
  + Ratings have not been audited by Deloitte & Touche LLP.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

OHIO SERIES (CONTINUED)

    FACE                                                                                                   RATINGS+        MARKET
   AMOUNT                                      MUNICIPAL BONDS                                           MOODY'S/S&P       VALUE
  -------                                      ---------------                                           -----------    ------------
$   85,000  Cleveland, OH Waterworks Improvement First Mortgage Rev.,
              5 3/4% due 1/1/2021 ....................................................................     Aaa/AAA      $     85,844
 4,500,000  Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
              Airport Project), 6% due 1/1/2020* .....................................................     Aaa/AAA         4,556,025
 1,000,000  Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
              Airport Project), 5% due 1/1/2028 ......................................................     Aaa/AAA           892,890
 7,000,000  Franklin County, OH GOs, 5 3/8% due 12/1/2020 ............................................     Aaa/AAA         6,868,470
 1,250,000  Franklin County, OH Hospital Improvement Rev. (The Children's
              Hospital Project), 5.20% due 5/1/2029 ..................................................      Aa3/NR         1,107,500
 3,850,000  Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
              5 3/4% due 5/15/2020 ...................................................................      A1/NR          3,588,469
 2,500,000  Hamilton County, OH Sewer System Rev., 51/2% due 12/1/2017 ...............................     Aaa/AAA         2,500,900
 5,000,000  Hamilton, OH Electric System Mortgage Rev., 6% due 10/15/2023 ............................     Aaa/AAA         5,085,750
 1,000,000  Hudson Local School District, OH GOs, 7.10% due 12/15/2013o ..............................      Al/NR          1,025,360
 6,425,000  Mahoning County, OH Hospital Rev. (Forum Health Obligated Group),
              5% due 11/15/2025 ......................................................................     Aaa/AAA         5,741,251
 2,000,000  Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
              Company Project), 5.45% due 1/1/2024 ...................................................     Aaa/AAA         1,929,840
 6,500,000  Ohio Air Quality Development Authority Rev. (JMG Project),
              6 3/8% due 1/1/2029* ...................................................................     Aaa/AAA         6,710,470
 4,415,000  Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed
              Securities Program), 6.10% due 9/1/2028* ...............................................      Aaa/NR         4,458,135
 2,500,000  Ohio Housing Finance Agency Residential Mortgage Rev., 5.40% due 9/1/2029* ...............      Aaa/NR         2,353,125
 2,500,000  Ohio State Environmental Facilities Rev. (Ford Motor Company Project),
              6.15% due 6/1/2030* ....................................................................       A2/A          2,563,400
 4,000,000  Ohio State Higher Educational Facilities Commission Rev. (University of
              Dayton Project), 5.40% due 12/1/2022 ...................................................     Aaa/AAA         3,888,880
 4,000,000  Ohio State Public Facilities Commission Rev. (Higher Education Capital Facilities),
              6.30% due 5/1/2006o ....................................................................     Aaa/AAA         4,121,960
 3,000,000  Ohio State University (A State University of Ohio), 5.80% due 12/1/2029 ..................      Aa2/AA         3,028,230
 2,035,000  Ohio State Water Development Authority Rev. (Safe Water),
              9 3/8% due 12/1/2010++ .................................................................     Aaa/AAA         2,425,354
 7,500,000  Ohio State Water Development Authority Rev. (Fresh Water), 5 1/8% due 12/1/2023 ..........     Aaa/AAA         6,932,175
 5,000,000  Ohio State Water Development Authority Rev. (Community Assistance),
              5 3/8% due 12/1/2024 ....................................................................     Aaa/AAA        4,825,900
 5,000,000  Ohio State Water Development Authority Rev. (Dayton Power & Light Co.
              Project), 6.40% due 8/15/2027 ..........................................................     A2/BBB+         5,067,700
 2,500,000  Ohio State Water Development Authority Solid Waste Disposal Rev
              (North Star BHP Steel, L.L.C. Project-- Cargill, Incorporated, Guarantor),
              6.30% due 9/1/2020* ....................................................................      A1/A+          2,559,425
 3,000,000  Ohio Turnpike Commission, OH Turnpike Rev., 51/2% due 2/15/2026 ..........................     Aaa/AAA         2,979,510


----------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

OHIO SERIES (CONTINUED)

    FACE                                                                                                   RATINGS+       MARKET
   AMOUNT                                      MUNICIPAL BONDS                                           MOODY'S/S&P      VALUE
  -------                                      ---------------                                           -----------   ------------
$2,955,000  Pickerington Local School District, OH School Building Construction GOs,
              8% due 12/1/2005++ .....................................................................     Aaa/AAA    $  3,250,234
 4,000,000  Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2036 ..................      Baa1/A       3,930,840
 2,500,000  Puerto Rico Infrastructure Financing Authority Rev., 51/2% due 10/1/2040 .................     Aaa/AAA       2,448,525
 1,000,000  Puerto Rico Telephone Authority Special Obligation Bonds, 51/2% due 1/1/2022o ............      A/AAA        1,039,970
 2,500,000  Twinsburg City School District, OH School Improvement GOs,
              5.90% due 12/1/2021 ....................................................................     Aaa/AAA       2,558,275
 2,000,000  Worthington City School District, OH School Building Construction &
              Improvement GOs, 8 3/4% due 12/1/2002 ..................................................     Aaa/AAA       2,033,720
                                                                                                                      -------------
TOTAL MUNICIPAL BONDS (Cost $128,179,492)--98.8% ..................................................................    128,423,906
VARIABLE RATE DEMAND NOTES (Cost $2,200,000)--1.7% ................................................................      2,200,000
OTHER ASSETS LESS LIABILITIES--(0.5)% .............................................................................       (612,860)
                                                                                                                      -------------
NET ASSETS--100.00% ...............................................................................................   $130,011,046
                                                                                                                      ============


OREGON SERIES

    FACE                                                                                                   RATINGS+       MARKET
   AMOUNT                                      MUNICIPAL BONDS                                           MOODY'S/S&P      VALUE
  -------                                      ---------------                                           -----------   ------------
$2,000,000  Benton County, OR Hospital Facilities Authority Rev. (Samaritan Health
              Services Project), 5 1/8% due 10/1/2028 ................................................       NR/A     $  1,661,480
 2,000,000  Chemeketa, OR Community College District GOs, 5.95% due 6/1/2016o ........................     Aaa/AAA       2,130,220
 1,500,000  Clackamas County, OR Hospital Facility Authority Rev. (Legacy Health System),
              5 1/4% due 2/15/2018 ...................................................................      NR/AA        1,407,195
 1,000,000  Clackamas & Washington Counties, OR GOs (West Linn-- Wilsonville
              School District), 5% due 6/1/2017 ......................................................     Aaa/AAA         948,940
 1,285,000  Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009 ...............................     Aa1/AA-       1,301,062
 1,250,000  Multnomah County, OR Education Facility Rev. (University of Portland),
              5% due 4/1/2018 ........................................................................     Aaa/AAA       1,170,975
 1,750,000  Multnomah County School District, OR GOs, 51/2% due 6/1/2015 .............................      A1/A+        1,761,707
 2,000,000  North Clackamas Parks & Recreation District-- Clackamas County, OR Rev ...................
              (Recreational Facilities), 5.70% due 4/1/2013 ..........................................      NR/A-        2,112,020
 2,000,000  North Wasco County People's Utility District-- Wasco County, OR Rev ......................
              (Bonneville Power Administration), 5.20% due 12/1/2024 .................................     Aa1/AA-       1,879,720
   750,000  Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic Health
              Corporation (Dominican Sisters of Ontario Inc., d.b.a. Holy Rosary Medical
              Center Project), 6.10% due 11/15/2017 ..................................................     Aa3/AA-         763,208
 2,250,000  Oregon Department of Administrative Services Certificates of Participation,
              5% due 5/1/2024 ........................................................................     Aaa/AAA       2,052,383
 2,500,000  Oregon Department of Administrative Services Certificates of Participation,
              6% due 5/1/2026 ........................................................................     Aaa/AAA       2,595,100
 1,000,000  Oregon Department of Transportation Regional Light Rail Extension Rev.,
              6.20% due 6/1/2008 .....................................................................     Aaa/AAA       1,063,690

----------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

OREGON SERIES (CONTINUED)

    FACE                                                                                                   RATINGS+       MARKET
   AMOUNT                                      MUNICIPAL BONDS                                           MOODY'S/S&P      VALUE
  -------                                      ---------------                                           -----------   ------------
$2,000,000  Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
              Linfield College Project), 5 1/4% due 10/1/2023 ........................................     Baal/NR     $  1,718,540
 2,500,000  Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
              (Reed College Project), 5 3/8% due 7/1/2025 ............................................      NR/AA-        2,357,925
 1,250,000  Oregon Health Sciences University Rev., 5 1/4% due 7/1/2028 ..............................     Aaa/AAA        1,146,750
 2,000,000  Oregon Housing & Community Services Department Housing & Finance Rev.
              (Assisted or Insured Multi-Unit Program), 5 3/4% due 7/1/2012 ..........................      Aa2/A+        2,005,560
 2,500,000  Oregon Housing & Community Services Department Mortgage Rev.
              (Single Family Mortgage Program), 6 1/4% due 7/1/2029* .................................      Aa2/NR        2,561,450
 2,500,000  Oregon State Bond Bank Rev. (Oregon Economic & Community
              Development Department), 51/2% due 1/1/2026 ............................................     Aaa/AAA        2,459,550
   500,000  Oregon State GOs (Veterans' Welfare), 9% due 10/1/2006 ...................................      Aa2/AA          612,540
 1,185,000  Oregon State GOs (Veterans' Welfare), 5 7/8% due 10/1/2018 ...............................      Aa2/AA        1,209,162
   250,000  Oregon State GOs (Elderly & Disabled Housing), 7.20% due 8/1/2021 ........................      Aa2/AA          255,470
 1,000,000  Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* .......................      Aa2/AA        1,048,480
   950,000  Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*o ....................     Aaa/AAA        1,095,207
    50,000  Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*o ....................     Aaa/AAA           51,445
   500,000  Port of Portland, OR International Airport Rev., 5 3/4% due 7/1/2025* ....................     Aaa/AAA          497,335
 1,500,000  Port of Portland, OR International Airport Rev., 5 5/8% due 7/1/2026* ....................     Aaa/AAA        1,466,925
 2,000,000  Portland, OR GOs, 5.60% due 6/1/2014 .....................................................      Aa2/NR        2,034,580
 1,250,000  Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
              6 5/8% due 5/1/2011 ....................................................................     Aaa/AAA        1,288,075
 2,500,000  Portland, OR Sewer System Rev., 5% due 6/1/2015 ..........................................     Aaa/AAA        2,406,725
 1,000,000  Puerto Rico Highway & Transportation Authority Rev., 51/2% due 7/1/2026 ..................      Baa1/A          981,010
   630,000  Puerto Rico Housing Finance Corp. (Single Family Mortgage Rev.),
              6.85% due 10/15/2023 ...................................................................     Aaa/AAA          651,401
 1,000,000  Puerto Rico Ports Authority Rev., 7% due 7/1/2014* .......................................     Aaa/AAA        1,036,160
 2,000,000  Salem, OR Hospital Facility Authority Rev. (Salem Hospital), 5% due 8/15/2018 ............      NR/AA-        1,810,860
 1,000,000  Salem, OR Pedestrian Safety Improvements GOs, 5 3/4% due 5/1/2011o .......................     Aaa/AAA        1,054,550
 1,110,000  Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
              7 3/8% due 1/1/2007 ....................................................................     Baa1/NR        1,116,405
   500,000  Virgin Islands Public Finance Authority Rev., 51/2% due 10/1/2022 ........................     NR/BBB-          465,640
 2,500,000  Washington and Multnomah Counties, OR (Beaverton School District),
              5% due 8/1/2017 ........................................................................     Aa2/AA-        2,358,450
 1,500,000  Washington County, OR Unified Sewerage Agency Rev., 5 3/4% due 10/1/2011 .................     Aaa/AAA        1,600,890
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $56,003,566)--100.7% ...................................................................     56,138,785
VARIABLE RATE DEMAND NOTES (Cost $1,100,000)--2.0% .................................................................      1,100,000
OTHER ASSETS LESS LIABILITIES--(2.7)% ..............................................................................     (1,519,872)
                                                                                                                       ------------
NET ASSETS--100.0% .................................................................................................   $ 55,718,913
                                                                                                                       ============

----------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

SOUTH CAROLINA

    FACE                                                                                                   RATINGS+       MARKET
   AMOUNT                                      MUNICIPAL BONDS                                           MOODY'S/S&P      VALUE
  -------                                      ---------------                                           -----------   ------------
$  745,000  Charleston County, SC Public Facilities Corp. Certificates of Participation,
              7.15% due 2/1/2004 .....................................................................       A1/A      $    761,241
   770,000  Charleston County, SC Public Facilities Corp. Certificates of Participation,
              7.15% due 8/1/2004 .....................................................................       A1/A           786,786
   800,000  Charleston County, SC Public Facilities Corp. Certificates of Participation
              7.20% due 2/1/2005 .....................................................................       A1/A           817,432
 2,500,000  Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012 ...........................      A1/AA-        2,577,050
 5,000,000  Coastal Carolina University, SC Improvement Rev.,
              5.30% due 6/1/2026 .....................................................................      Aaa/NR        4,711,050
 6,000,000  Darlington County, SC Industrial Development Rev. (Nucor Corporation Project),
              5 3/4% due 8/1/2023* ...................................................................      A1/AA-        5,821,500
 3,500,000  Darlington County, SC Industrial Development Rev. (Sonoco Products
              Company Project), 6% due 4/1/2026* .....................................................       A2/A         3,419,640
 3,000,000  Fairfield County, SC Pollution Control Rev. (South Carolina Electric & Gas
              Company), 6 1/2% due 9/1/2014 ...........................................................       A1/A         3,164,730
 1,000,000  Georgetown County, SC Environmental Improvement Rev.,
              (International Paper Company), 5.95% due 3/15/2014 .....................................    Baa1/BBB+       1,016,660
 3,000,000  Greenville Hospital System, SC Hospital Facilities Rev., 5 1/2% due 5/1/2016 .............      Aa3/AA        2,926,320
 2,000,000  Greenville Hospital System, SC Hospital Facilities Rev., 5 1/4% due 5/1/2023 .............      Aa3/AA        1,817,940
 3,000,000  Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
              5 7/8% due 10/1/2017 ...................................................................     Aaa/AAA        3,035,580
 3,000,000  Lexington County, SC Hospital Rev. (Health Services District, Inc.),
              5 1/8% due 11/1/2026 ...................................................................     Aaa/AAA        2,695,890
 1,000,000  Medical University South Carolina Hospital Facilities Rev., 5.60% due 7/1/2011 ...........     Aaa/AAA        1,040,910
 3,000,000  Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 ..................................     Aaa/AAA        3,051,630
 1,500,000  North Charleston Sewer District, SC Rev., 6 3/8% due 7/1/2012 ............................     Aaa/AAA        1,672,320
 1,250,000  Piedmont Municipal Power Agency, SC Electric Rev., 6 1/4% due 1/1/2021 ...................     Aaa/AAA        1,349,138
 1,000,000  Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036 .................      Baa1/A          982,710
 2,000,000  Puerto Rico Highway & Transportation Authority Rev., 5% due 7/1/2038 .....................      Baa1/A        1,761,320
 2,500,000  Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control
              Facilities Financing Authority Higher Education Rev. (Inter-American
              University of Puerto Rico Project), 5% due 10/1/2022 ...................................     Aaa/AAA        2,332,525
 2,000,000  Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
              Corp. Project), 7.45% due 4/1/2021* ....................................................    Baa1/BBB+       2,054,860
 1,000,000  Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
              Corp. Project), 7 1/8% due 9/1/2021* ...................................................    Baa1/BBB+       1,026,430
 5,000,000  Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 ............................     Aaa/AAA        4,555,450
 3,000,000  South Carolina Jobs-- Economic Development Authority Hospital Rev.
              (Anderson Area Medical Center, Inc.), 5 1/4% due 2/1/2018 ..............................      NR/AA-        2,833,350
 2,000,000  South Carolina Jobs-- Economic Development Authority Hospital Rev.
              (Georgetown Memorial Hospital), 5% due 11/1/2029 .......................................      Aaa/NR        1,736,100

----------
  + Ratings have not been audited by Deloitte & Touche LLP.
 ++ Escrowed-to-maturity security.
  o Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 2000

SOUTH CAROLINA (CONTINUED)

    FACE                                                                                                   RATINGS+       MARKET
   AMOUNT                                      MUNICIPAL BONDS                                           MOODY'S/S&P      VALUE
  -------                                      ---------------                                           -----------   ------------
$5,000,000  South Carolina Public Service Authority Rev., 5 7/8% due 1/1/2023 ........................     Aaa/AAA     $  5,056,800
 1,965,000  South Carolina State Housing Finance 8c Development Authority Rental
              Housing Rev. (North Bluff Project), 5.60% due 7/1/2016 .................................      NR/AA         1,912,711
 1,000,000  South Carolina State Housing Finance & Development Authority Rev.
              (Multi-Family Development), 6 7/8% due 11/15/2023 ......................................      Aaa/NR        1,032,980
 4,640,000  South Carolina State Housing Finance & Development Authority Mortgage
              Rev., 5.40% due 7/1/2029* ..............................................................      Aaa/NR        4,343,272
 5,000,000  South Carolina State Ports Authority Rev., 5.30% due 7/1/2026* ...........................     Aaa/AAA        4,599,800
 5,000,000  South Carolina Transportation Infrastructure Bank Rev.,
              5 3/8% due 10/1/2024 ...................................................................      Aaa/NR        4,814,150
 2,500,000  Spartanburg, SC Water System Rev., 5% due 6/1/2027 .......................................     Aaa/AAA        2,235,600
 3,000,000  University of South Carolina Rev., 5 3/4% due 6/1/2026 ...................................     Aaa/AAA        2,991,750
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $85,705,308)--98.2% ....................................................................     84,935,625
VARIABLE RATE DEMAND NOTES (Cost $200,000)--0.2% ...................................................................        200,000
OTHER ASSETS LESS LIABILITIES--1.6% ................................................................................      1,338,803
                                                                                                                       ------------
NET ASSETS--100.0% .................................................................................................   $ 86,474,428
                                                                                                                       ============

----------
  + Ratings have not been audited by Deloitte & Touche LLP.
  * Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

                                                             National        Colorado       Georgia       Louisiana      Maryland
                                                              Series          Series        Series          Series        Series
                                                            -----------    -----------    -----------    -----------    -----------
ASSETS:

Investments, at value (See Portfolios
  of Investments):
  Long-term holdings ...................................    $90,860,702    $38,070,507    $39,156,684    $46,959,075    $50,179,738
  Short-term holdings ..................................        200,000             --             --        600,000      1,800,000
                                                            -----------    -----------    -----------    -----------    -----------
                                                             91,060,702     38,070,507     39,156,684     47,559,075     51,979,738

Cash ...................................................        150,862         38,206        138,794         63,035        130,622
Interest receivable ....................................      1,555,151        728,252        684,597        838,440        883,992
Receivable for securities sold .........................         55,000             --             --         65,000         30,125
Expenses prepaid to shareholder service agent ..........          8,023          3,343          3,677          3,677          4,011
Receivable for Capital Stock sold ......................          7,017             --            299         54,036         12,856
Other ..................................................          1,572          1,929            532          1,605            616
                                                            -----------    -----------    -----------    -----------    -----------
TOTAL ASSETS ...........................................     92,838,327     38,842,237     39,984,583     48,584,868     53,041,960
                                                            -----------    -----------    -----------    -----------    -----------

LIABILITIES:
Dividends payable ......................................        160,783         64,994         64,210         85,267         84,588
Payable for Capital Stock repurchased ..................         84,347         21,856         57,608         23,218          6,543
Payable for securities purchased .......................             --             --             --             --      2,479,917
Loan payable ...........................................             --        750,000             --             --             --
Accrued expenses and other .............................        115,389         65,429         65,263         75,939         88,492
                                                            -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES ......................................        360,519        902,279        187,081        184,424      2,659,540
                                                            -----------    -----------    -----------    -----------    -----------
NET ASSETS .............................................    $92,477,808    $37,939,958    $39,797,502    $48,400,444    $50,382,420
                                                            ===========    ===========    ===========    ===========    ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ..............................................    $    11,445    $     5,319    $     4,899    $     6,035    $     6,167
  Class C ..............................................            138             11             32             74             21
  Class D ..............................................            502             72            278             92            279
Additional paid-in capital .............................     94,995,927     38,800,850     39,540,245     48,198,045     49,463,129
Undistributed/accumulated net realized
  gain (loss) ..........................................     (1,151,531)       (13,339)       218,813        112,395        (81,678)
Net unrealized appreciation (depreciation)
  of investments .......................................     (1,378,673)      (852,955)        33,235         83,803        994,502

                                                            -----------    -----------    -----------    -----------    -----------
NET ASSETS .............................................    $92,477,808    $37,939,958    $39,797,502    $48,400,444    $50,382,420
                                                            ===========    ===========    ===========    ===========    ===========

NET ASSETS:
  Class A ..............................................    $87,583,047    $37,358,193    $37,423,140    $47,098,739    $48,041,921
  Class C ..............................................    $ 1,055,819    $    76,321    $   245,564    $   580,966    $   161,206
  Class D ..............................................    $ 3,838,942    $   505,444    $ 2,128,798    $   720,739    $ 2,179,293

SHARES OF CAPITAL STOCK OUTSTANDING
  ($.001 par value):
  Class A ..............................................     11,445,278      5,318,735      4,898,762      6,035,094      6,166,749
  Class C ..............................................        137,939         10,873         32,075         74,448         20,664
  Class D ..............................................        501,618         72,000        278,023         92,379        279,351

NET ASSET VALUE PER SHARE:
  CLASS A ..............................................          $7.65          $7.02          $7.64          $7.80          $7.79
  CLASS C ..............................................          $7.65          $7.02          $7.66          $7.80          $7.80
  CLASS D ..............................................          $7.65          $7.02          $7.66          $7.80          $7.80

----------
See Notes to Financial Statements.

Massachusetts       Michigan        Minnesota        Missouri         New York            Ohio            Oregon      South Carolina
   Series            Series           Series          Series           Series            Series           Series           Series
------------      ------------     -----------      -----------      -----------      ------------      -----------     -----------




$ 85,334,083      $119,752,915     $96,440,656      $38,027,939      $70,810,631      $128,423,906      $56,138,785     $84,935,625
          --                --         300,000          300,000          600,000         2,200,000        1,100,000         200,000
------------      ------------     -----------      -----------      -----------      ------------      -----------     -----------
  85,334,083       119,752,915      96,740,656       38,327,939       71,410,631       130,623,906       57,238,785      85,135,625

      37,022            98,647         104,831          104,665          114,170           128,483          128,061          98,479
   1,267,009         2,187,375       1,610,399          732,247        1,272,653         2,246,782        1,029,129       1,517,971
          --                --              --           30,005               --                --           75,000              --
       8,357            10,029           9,360            3,342            6,017            10,363            4,680           7,689
          --               303          30,760            1,904               --            20,309            1,983           3,898
       1,125            15,852           1,288              509            9,604            16,488              686           1,122
------------      ------------     -----------      -----------      -----------      ------------      -----------     -----------
  86,647,596       122,065,121      98,497,294       39,200,611       72,813,075       133,046,331       58,478,324      86,764,784
------------      ------------     -----------      -----------      -----------      ------------      -----------     -----------


     140,061           217,145         163,353           61,480          139,921           231,717           91,608         143,348
     182,784            42,203          70,044          195,366           25,107           182,541          116,810          29,670
          --         2,448,475              --               --               --         2,448,475        2,469,481              --
   3,000,000                --              --               --               --                --               --              --
     119,247           154,818         137,078           72,584          103,224           172,552           81,512         117,338
------------      ------------     -----------      -----------      -----------      ------------      -----------     -----------
   3,442,092         2,862,641         370,475          329,430          268,252         3,035,285        2,759,411         290,356
------------      ------------     -----------      -----------      -----------      ------------      -----------     -----------
$ 83,205,504      $119,202,480     $98,126,819      $38,871,181      $72,544,823      $130,011,046      $55,718,913     $86,474,428
============      ============     ===========      ===========      ===========      ============      ===========     ===========



$     10,897      $     14,462     $    13,143      $     5,230      $     8,947      $     16,792      $     7,079     $    10,594
          38                44               3                3               52                29               49             117
         192               198             222               44              333               185              330             581
  83,984,240       117,875,860      98,803,732       38,928,109       72,165,586       129,809,293       55,413,581      87,262,026


    (280,747)          224,515        (215,276)         171,984          557,600           (59,667)         162,655         (29,207)

    (509,116)        1,087,401        (475,005)        (234,189)        (187,695)          244,414          135,219        (769,683)

------------      ------------     -----------      -----------      -----------      ------------      -----------     -----------
$ 83,205,504      $119,202,480     $98,126,819      $38,871,181      $72,544,823      $130,011,046      $55,718,913     $86,474,428
============      ============     ===========      ===========      ===========      ============      ===========     ===========


$ 81,486,759      $117,241,407     $96,474,864      $38,528,649      $69,549,335      $128,363,851      $52,889,792     $81,137,707
$    282,743      $    356,431     $    23,179      $    21,903      $   402,086      $    221,870      $   363,879     $   893,240
$  1,436,002      $  1,604,642     $ 1,628,776      $   320,629      $ 2,593,402      $  1,425,325      $ 2,465,242     $ 4,443,481



  10,896,630        14,461,822      13,142,889        5,230,201        8,947,049        16,792,360        7,078,608      10,594,176
      37,825            44,007           3,157            2,973           51,677            28,864           48,730         116,748
     192,085           198,158         221,875           43,528          333,332           185,463          330,177         580,791


       $7.48             $8.11           $7.34            $7.37            $7.77             $7.64            $7.47           $7.66
       $7.48             $8.10           $7.34            $7.37            $7.78             $7.69            $7.47           $7.65
       $7.48             $8.10           $7.34            $7.37            $7.78             $7.69            $7.47           $7.65

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                             National        Colorado       Georgia       Louisiana       Maryland
                                                              Series          Series        Series          Series         Series
                                                            -----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Interest ...............................................    $ 5,720,238    $ 2,416,031    $ 2,426,371    $ 2,952,547    $ 2,956,674
                                                            -----------    -----------    -----------    -----------    -----------

EXPENSES:

Management fees ........................................        472,503        204,606        206,690        246,477        246,125
Distribution and service fees ..........................        139,888         47,244         63,531         61,944         70,819
Shareholder account services ...........................        125,075         59,912         61,967         64,362         69,309
Registration ...........................................         43,214          9,271         10,079         10,681         10,660
Auditing and legal fees ................................         33,814         24,243         26,309         27,843         25,849
Custody and related services ...........................         27,034         15,770         11,561         14,886         16,888
Shareholder reports and communications .................         15,687          9,802         10,326         12,062         17,271
Directors' fees and expenses ...........................          7,883          6,500          6,450          6,696          6,697
Miscellaneous ..........................................          3,698          2,736          2,404          2,509          4,632
                                                            -----------    -----------    -----------    -----------    -----------
Total Expenses Before Reimbursement ....................        868,796        380,084        399,317        447,460        468,250
Reimbursement of expenses ..............................             --             --             --             --             --
                                                            -----------    -----------    -----------    -----------    -----------
Total Expenses After Reimbursement .....................        868,796        380,084        399,317        447,460        468,250
                                                            -----------    -----------    -----------    -----------    -----------
Net Investment Income ..................................      4,851,442      2,035,947      2,027,054      2,505,087      2,488,424
                                                            -----------    -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ................        213,593        (13,339)       343,546        121,919        (81,678)
Net change in unrealized appreciation/
  depreciation of investments ..........................       (599,681)      (193,468)      (124,939)        69,334         11,226
                                                            -----------    -----------    -----------    -----------    -----------
Net Gain (Loss) on Investments .........................       (386,088)      (206,807)       218,607        191,253        (70,452)
                                                            -----------    -----------    -----------    -----------    -----------
Increase in Net Assets from Operations .................    $ 4,465,354    $ 1,829,140    $ 2,245,661    $ 2,696,340    $ 2,417,972
                                                            ===========    ===========    ===========    ===========    ===========

----------
See Notes to Financial Statements.

Massachusetts       Michigan       Minnesota        Missouri       New York          Ohio          Oregon      South Carolina
   Series            Series         Series           Series         Series          Series         Series          Series
 -----------      -----------     -----------     -----------    -----------     -----------     -----------     -----------

 $ 5,180,754      $ 7,125,394     $ 5,979,946     $ 2,339,895    $ 4,335,808     $ 7,655,972     $ 3,129,366     $ 5,330,106
 -----------      -----------     -----------     -----------    -----------     -----------     -----------     -----------



     445,379          604,508         513,601         202,975        369,445         646,201         272,180         450,635
     109,586          139,178         118,051          45,774         98,045         139,499          74,640         144,102
     121,994          164,505         153,243          61,380         91,821         169,869          75,449         127,423
      13,682           16,134          11,808           7,089         11,598          17,124           9,825          11,719
      36,635           40,646          40,703          21,613         28,772          43,256          29,772          34,333
      27,370           26,155          31,235          17,633          9,101          27,822          16,811          37,118
      17,811           24,042          24,975          15,812         16,505          34,931          15,921          17,544
       7,592            8,041           7,831           6,493          7,361           8,203           6,648           7,228
       3,770            5,500           6,152           2,445          4,225           8,011           2,712           3,674
 -----------      -----------     -----------     -----------    -----------     -----------     -----------     -----------
     783,819        1,028,709         907,599         381,214        636,873       1,094,916         503,958         833,776
          --         (164,296)             --              --        (99,719)       (173,301)             --              --
 -----------      -----------     -----------     -----------    -----------     -----------     -----------     -----------
     783,819          864,413         907,599         381,214        537,154         921,615         503,958         833,776
 -----------      -----------     -----------     -----------    -----------     -----------     -----------     -----------
   4,396,935        6,260,981       5,072,347       1,958,681      3,798,654       6,734,357       2,625,408       4,496,330
 -----------      -----------     -----------     -----------    -----------     -----------     -----------     -----------



    (122,777)         250,346        (215,276)        177,059        639,600         (12,277)        173,315         105,545

     929,543        1,051,692         254,864         182,349         42,308         237,548          84,672         376,387
 -----------      -----------     -----------     -----------    -----------     -----------     -----------     -----------
     806,766        1,302,038          39,588         359,408        681,908         225,271         257,987         481,932
 -----------      -----------     -----------     -----------    -----------     -----------     -----------     -----------
 $ 5,203,701      $ 7,563,019     $ 5,111,935     $ 2,318,089    $ 4,480,562     $ 6,959,628     $ 2,883,395     $ 4,978,262
 ===========      ===========     ===========     ===========    ===========     ===========     ===========     ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                 National Series               Colorado Series                Georgia Series
                                           --------------------------     -------------------------     -------------------------
                                            YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,
                                           --------------------------     -------------------------     -------------------------
                                              2000           1999            2000          1999            2000          1999
                                           -----------   ------------     -----------   -----------     -----------   -----------
OPERATIONS:

Net investment income ...................  $ 4,851,442   $  5,024,887     $ 2,035,947   $ 2,172,275     $ 2,027,054   $ 2,246,763
Net realized gain (loss) on investments .      213,593        211,923         (13,339)      430,454         343,546       884,473
Net change in unrealized appreciation/
   depreciation of investments ..........     (599,681)    (8,530,095)       (193,468)   (3,920,316)       (124,939)   (4,441,923)
                                           -----------   ------------     -----------   -----------     -----------   -----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS ...............    4,465,354     (3,293,285)      1,829,140    (1,317,587)      2,245,661    (1,310,687)
                                           -----------   ------------     -----------   -----------     -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ..............................   (4,614,110)    (4,766,686)     (2,000,964)   (2,141,971)     (1,931,061)   (2,145,554)
   Class C ..............................      (19,389)          (996)         (2,342)         (638)         (7,726)       (1,879)
   Class D ..............................     (217,943)      (257,205)        (32,641)      (29,666)        (88,267)      (99,330)
Net realized gain on investments:

   Class A ..............................           --             --        (315,697)           --        (950,161)     (256,931)
   Class C ..............................           --             --            (418)           --          (3,925)           --
   Class D ..............................           --             --          (5,828)           --         (50,033)      (15,052)
                                           -----------   ------------     -----------   -----------     -----------   -----------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ........................   (4,851,442)    (5,024,887)     (2,357,890)   (2,172,275)     (3,031,173)   (2,518,746)
                                           -----------   ------------     -----------   -----------     -----------   -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .......    7,428,871      5,374,193       1,873,190     3,938,964       2,752,924     3,266,648
Investment of dividends .................    2,572,024      2,813,446       1,026,118     1,250,466       1,074,285     1,454,489
Exchanged from associated Funds .........   25,023,673     22,062,389       3,660,418     7,143,293         162,883       945,166
Shares issued in payment of
   gain distributions ...................           --             --         220,500            --         771,491       213,097
                                           -----------   ------------     -----------   -----------     -----------   -----------
Total ...................................   35,024,568     30,250,028       6,780,226    12,332,723       4,761,583     5,879,400

                                           -----------   ------------     -----------   -----------     -----------   -----------
Cost of shares repurchased ..............  (12,242,422)   (11,785,860)     (8,675,605)   (4,176,969)     (8,380,502)   (7,410,411)
Exchanged into associated Funds .........  (28,408,686)   (20,956,923)     (5,262,351)   (4,966,613)       (983,972)     (686,937)
                                           -----------   ------------     -----------   -----------     -----------   -----------
Total ...................................  (40,651,108)   (32,742,783)    (13,937,956)   (9,143,582)     (9,364,474)   (8,097,348)
                                           -----------   ------------     -----------   -----------     -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ......   (5,626,540)    (2,492,755)     (7,157,730)    3,189,141      (4,602,891)   (2,217,948)
                                           -----------   ------------     -----------   -----------     -----------   -----------
Decrease in Net Assets ..................   (6,012,628)   (10,810,927)     (7,686,480)     (300,721)     (5,388,403)   (6,047,381)

NET ASSETS:
Beginning of year .......................   98,490,436    109,301,363      45,626,438    45,927,159      45,185,905    51,233,286
                                           -----------   ------------     -----------   -----------     -----------   -----------
END OF YEAR .............................  $92,477,808   $ 98,490,436     $37,939,958   $45,626,438     $39,797,502   $45,185,905
                                           ===========   ============     ===========   ===========     ===========   ===========

----------
See Notes to Financial Statements.

     Louisiana Series                   Maryland Series                Massachusetts Series                 Michigan Series
--------------------------        --------------------------        --------------------------        ----------------------------
 YEAR ENDED SEPTEMBER 30,          YEAR ENDED SEPTEMBER 30,          YEAR ENDED SEPTEMBER 30,           YEAR ENDED SEPTEMBER 30,
--------------------------        --------------------------        --------------------------        ----------------------------
    2000           1999               2000           1999               2000           1999                2000            1999
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------


$ 2,505,087    $ 2,624,908        $ 2,488,424    $ 2,648,828        $ 4,396,935    $ 4,783,992        $  6,260,981    $  6,558,436
    121,919        303,123            (81,678)        30,812           (122,777)       836,791             250,346         616,641

     69,334     (4,254,499)            11,226     (3,439,773)           929,543    (10,688,280)          1,051,692     (10,841,083)
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------

  2,696,340     (1,326,468)         2,417,972       (760,133)         5,203,701     (5,067,497)          7,563,019      (3,666,006)
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------



 (2,451,535)    (2,592,830)        (2,384,753)    (2,529,563)        (4,306,283)    (4,692,195)         (6,173,631)     (6,466,582)
    (20,470)            --             (4,329)          (491)            (9,149)        (1,124)            (12,086)           (678)
    (33,082)       (32,078)           (99,342)      (118,774)           (81,503)       (90,673)            (75,264)        (91,176)


   (300,679)      (742,225)           (25,050)      (184,646)          (694,419)      (643,189)           (491,905)     (2,565,404)
     (1,820)            --                (38)            --             (1,378)            --                (510)             --
     (5,363)       (11,055)            (1,412)       (10,939)           (21,232)        (9,341)             (7,679)        (38,013)
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------

 (2,812,949)    (3,378,188)        (2,514,924)    (2,844,413)        (5,113,964)    (5,436,522)         (6,761,075)     (9,161,853)
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------


  2,334,407      2,639,130          3,131,271      2,360,545          1,506,587      4,563,932           4,505,382       5,706,815
  1,060,252      1,282,591          1,388,312      1,604,067          2,620,626      2,809,223           3,505,371       3,963,684
     87,683         79,357            557,580        302,980         14,610,939     22,685,568           1,002,523         835,726

    206,340        498,800             19,784        148,824            539,579        465,453             373,853       1,930,148
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------
  3,688,682      4,499,878          5,096,947      4,416,416         19,277,731     30,524,176           9,387,129      12,436,373
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------
 (7,115,679)    (4,264,493)        (6,531,807)    (6,166,502)       (15,058,804)   (10,234,861)        (15,436,089)    (16,216,494)
   (506,764)      (224,567)          (458,314)      (291,435)       (17,193,724)   (24,490,848)         (3,298,834)     (1,646,007)
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------
 (7,622,443)    (4,489,060)        (6,990,121)    (6,457,937)       (32,252,528)   (34,725,709)        (18,734,923)    (17,862,501)
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------


 (3,933,761)        10,818         (1,893,174)    (2,041,521)       (12,974,797)    (4,201,533)         (9,347,794)     (5,426,128)
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------
 (4,050,370)    (4,693,838)        (1,990,126)    (5,646,067)       (12,885,060)   (14,705,552)         (8,545,850)    (18,253,987)


 52,450,814     57,144,652         52,372,546     58,018,613         96,090,564    110,796,116         127,748,330     146,002,317
-----------    -----------        -----------    -----------        -----------    -----------        ------------    ------------
$48,400,444    $52,450,814        $50,382,420    $52,372,546        $83,205,504    $96,090,564        $119,202,480    $127,748,330
===========    ===========        ===========    ===========        ===========    ===========        ============    ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                  Minnesota Series               Missouri Series                New York Series
                                             -------------------------      ------------------------       ------------------------
                                              YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,       YEAR ENDED SEPTEMBER 30,
                                             -------------------------      ------------------------       ------------------------
                                                 2000          1999             2000         1999              2000         1999
                                             -----------  ------------      -----------  -----------       -----------  -----------
OPERATIONS:

Net investment income ....................   $ 5,072,347  $  5,604,958      $ 1,958,681  $ 2,172,439       $ 3,798,654  $ 3,942,335
Net realized gain (loss) on investments ..      (215,276)      607,305          177,059       48,875           639,600      (30,466)
Net change in unrealized appreciation/
   depreciation of investments ...........       254,864    (8,515,969)         182,349   (3,922,017)           42,308   (7,250,070)
                                             -----------  ------------      -----------  -----------       -----------  -----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS ................     5,111,935    (2,303,706)       2,318,089   (1,700,703)        4,480,562   (3,338,201)
                                             -----------  ------------      -----------  -----------       -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...............................    (5,003,652)   (5,526,321)      (1,940,146)  (2,152,510)       (3,679,542)  (3,833,260)
   Class C ...............................        (1,046)           --             (791)        (274)          (10,959)      (1,806)
   Class D ...............................       (67,649)      (78,637)         (17,744)     (19,655)         (108,153)    (107,269)
Net realized gain on investments:

   Class A ...............................      (602,066)   (1,489,186)         (47,099)    (736,677)          (49,722)  (2,031,676)
   Class C ...............................           (34)           --              (23)          --              (156)          --
   Class D ...............................       (10,902)      (27,145)            (823)      (6,599)           (1,656)     (55,062)
                                             -----------  ------------      -----------  -----------       -----------  -----------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS .........................    (5,685,349)   (7,121,289)      (2,006,626)  (2,915,715)       (3,850,188)  (6,029,073)
                                             -----------  ------------      -----------  -----------       -----------  -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ........     2,589,230     3,756,676          987,188    1,479,059         4,905,977    7,652,890
Investment of dividends ..................     3,263,649     3,721,959          915,702    1,107,523         2,165,648    2,390,775
Exchanged from associated Funds ..........       362,609       827,963          165,993      521,150         3,675,365    5,429,214
Shares issued in payment of
   gain distributions ....................       484,427     1,216,730           30,882      492,702            42,076    1,677,700
                                             -----------  ------------      -----------  -----------       -----------  -----------
Total ....................................     6,699,915     9,523,328        2,099,765    3,600,434        10,789,066   17,150,579
                                             -----------  ------------      -----------  -----------       -----------  -----------
Cost of shares repurchased ...............   (17,122,460)  (11,554,954)      (6,753,674)  (5,000,231)       (9,380,199)  (8,097,861)
Exchanged into associated Funds ..........    (1,898,546)     (998,565)        (861,607)    (275,964)       (9,360,014)  (6,823,431)
                                             -----------  ------------      -----------  -----------       -----------  -----------
Total ....................................   (19,021,006)  (12,553,519)      (7,615,281)  (5,276,195)      (18,740,213) (14,921,292)
                                             -----------  ------------      -----------  -----------       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS .......   (12,321,091)   (3,030,191)      (5,515,516)  (1,675,761)       (7,951,147)   2,229,287
                                             -----------  ------------      -----------  -----------       -----------  -----------
DECREASE IN NET ASSETS ...................   (12,894,505)  (12,455,186)      (5,204,053)  (6,292,179)       (7,320,773)  (7,137,987)

NET ASSETS:
Beginning of year ........................   111,021,324   123,476,510       44,075,234   50,367,413        79,865,596   87,003,583
                                             -----------  ------------      -----------  -----------       -----------  -----------
END OF YEAR ..............................   $98,126,819  $111,021,324      $38,871,181  $44,075,234       $72,544,823  $79,865,596
                                             ===========  ============      ===========  ===========       ===========  ===========

----------
See Notes to Financial Statements.

             OHIO SERIES                                OREGON SERIES                             SOUTH CAROLINA SERIES
   -------------------------------              ------------------------------                ------------------------------
       YEAR ENDED SEPTEMBER 30,                    YEAR ENDED SEPTEMBER 30,                      YEAR ENDED SEPTEMBER 30,
   -------------------------------              ------------------------------                ------------------------------
       2000               1999                     2000               1999                       2000               1999
   ------------       ------------              -----------        -----------                -----------        -----------


   $  6,734,357       $  7,061,807              $ 2,625,408        $ 2,678,187                $ 4,496,330        $ 4,992,646
        (12,277)           297,271                  173,315            383,853                    105,545            969,149

        237,548        (11,188,018)                  84,672         (4,304,261)                   376,387         (9,667,415)
   ------------       ------------              -----------        -----------                -----------        -----------

      6,959,628         (3,828,940)               2,883,395         (1,242,221)                 4,978,262         (3,705,620)
   ------------       ------------              -----------        -----------                -----------        -----------



     (6,677,399)        (7,006,935)              (2,535,652)        (2,584,867)                (4,252,545)        (4,761,901)
         (4,727)              (117)                  (3,604)                --                    (27,289)            (3,556)
        (52,231)           (54,755)                 (86,152)           (93,320)                  (216,496)          (227,189)

       (333,273)        (2,412,770)                (375,263)          (359,284)                  (901,229)          (835,120)
             --                 --                       --                 --                     (3,335)                --
         (3,062)           (18,170)                 (15,117)           (16,245)                   (58,374)           (44,640)
   ------------       ------------              -----------        -----------                -----------        -----------

     (7,070,692)        (9,492,747)              (3,015,788)        (3,053,716)                (5,459,268)        (5,872,406)
   ------------       ------------              -----------        -----------                -----------        -----------


      4,837,731          3,574,358                3,839,471          5,650,520                  3,510,429          5,997,523
      3,863,066          4,309,497                1,620,118          1,700,123                  2,420,995          2,859,370
        630,928          1,299,228                1,216,015          1,106,856                    262,452            364,330

        252,161          1,836,174                  301,664            293,110                    757,441            700,269
   ------------       ------------              -----------        -----------                -----------        -----------
      9,583,886         11,019,257                6,977,268          8,750,609                  6,951,317          9,921,492
   ------------       ------------              -----------        -----------                -----------        -----------
    (12,919,249)       (14,258,117)              (6,232,623)        (6,217,621)               (16,454,085)       (12,479,379)
     (2,921,253)        (1,290,220)              (1,597,120)        (1,784,796)                (2,606,083)          (721,823)
   ------------       ------------              -----------        -----------                -----------        -----------
    (15,840,502)       (15,548,337)              (7,829,743)        (8,002,417)               (19,060,168)       (13,201,202)
   ------------       ------------              -----------        -----------                -----------        -----------

     (6,256,616)        (4,529,080)                (852,475)           748,192                (12,108,851)        (3,279,710)
   ------------       ------------              -----------        -----------                -----------        -----------
     (6,367,680)       (17,850,767)                (984,868)        (3,547,745)               (12,589,857)       (12,857,736)


    136,378,726        154,229,493               56,703,781         60,251,526                 99,064,285        111,922,021
   ------------       ------------              -----------        -----------                -----------        -----------
   $130,011,046       $136,378,726              $55,718,913        $56,703,781                $86,474,428        $99,064,285
   ============       ============              ===========        ===========                ===========        ===========

                       This Page Intentionally Left Blank.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Municipal Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. MULTIPLE CLASS ALLOCATIONS -- Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2000, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of any Series of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2000, were as follows:

   SERIES                  PURCHASES                 SALES
--------------           -------------          --------------
National                  $ 5,990,480            $11,081,680
Colorado                    3,535,704              9,952,376
Georgia                     3,901,700              9,365,651
Louisiana                          --              3,987,815
Maryland                    4,728,739              5,293,955
Massachusetts              19,382,775             29,271,658
Michigan                    9,259,495             15,856,295
Minnesota                  12,494,938             24,168,820
Missouri                    2,390,010              7,160,050
New York                    5,278,572             13,323,459
Ohio                       11,469,497             16,841,494
Oregon                      8,414,050              7,728,160
South Carolina              3,102,380             15,626,098

NOTES TO FINANCIAL STATEMENTS

    At September 30, 2000, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                             TOTAL                   TOTAL
                          UNREALIZED              UNREALIZED
   SERIES                APPRECIATION            DEPRECIATION
-------------            ------------            ------------
National                  $1,299,915              $2,678,588
Colorado                     603,786               1,456,741
Georgia                    1,003,747                 970,512
Louisiana                  1,219,610               1,135,807
Maryland                   1,466,232                 471,730
Massachusetts              1,704,345               2,213,461
Michigan                   2,996,028               1,908,627
Minnesota                  2,323,404               2,798,409
Missouri                     848,963               1,083,152
New York                   1,590,359               1,778,054
Ohio                       2,826,805               2,582,391
Oregon                     1,406,086               1,270,867
South Carolina             1,323,619               2,093,302

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets. Effective October 18, 1999, the Manager, at its discretion, agreed to reimburse expenses, other than distribution and service fees, that exceed 0.60% per annum of the average daily net assets of each of Michigan Series, New York Series, and Ohio Series.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A and Class C shares:

                          DISTRIBUTOR               DEALER
   SERIES                 CONCESSIONS             COMMISSIONS
--------------            -----------             -----------
National                    $ 3,757                $36,030
Colorado                      5,455                 43,910
Georgia                       6,586                 52,696
Louisiana                     5,710                 42,287
Maryland                      3,525                 26,924
Massachusetts                 6,405                 47,371
Michigan                      7,819                 56,279
Minnesota                    11,942                 82,617
Missouri                      4,182                 30,007
New York                      6,995                 55,408
Ohio                          8,024                 59,762
Oregon                       10,180                 71,198
South Carolina               10,009                 78,881

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 2000, the Distributor charged the Fund fees equivalent to 0.10% per annum of the average daily net assets of Class A shares pursuant to the Plan as follows:

   SERIES                           SERIES
--------------                   -------------
National            $84,177       Minnesota      $101,030
Colorado             38,750       Missouri          41,102
Georgia              39,688       New York          70,088
Louisiana            49,159       Ohio              126,325
Maryland             46,021       Oregon            52,104
Massachusetts        86,888       South Carolina    84,755
Michigan           118,792

    Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 2000, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:

  SERIES       CLASS C   CLASS D     SERIES    CLASS C  CLASS D
-------------  -------  --------  -----------  -------  ---------
National       $4,558   $51,153   Minnesota    $  258   $16,763
Colorado          571     7,923   Missouri        201     4,471
Georgia         1,919    21,924   New York      2,572    25,385
Louisiana       4,864     7,921   Ohio          1,095    12,079
Maryland        1,031    23,767   Oregon          909    21,627
Massachusetts   2,318    20,380   South
Michigan        2,818    17,568    Carolina     6,642    52,705

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year after purchase. For the year ended September 30, 2000, such charges were as follows:

Notes to Financial Statements

   SERIES                            SERIES
-------------                     -------------
National            $ 3,472       Minnesota            $  218
Colorado                574       Missouri                193
Georgia                 351       New York                931
Louisiana               674       Ohio                  1,797
Maryland                 20       Oregon                   93
Massachusetts           599       South Carolina          208
Michigan             12,596

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2000, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                             DISTRIBUTION AND
   SERIES                 COMMISSIONS          SERVICE FEES
--------------            -----------        ----------------
National                    $1,125                 $6,196
Colorado                     4,307                  2,775
Georgia                         91                    802
Louisiana                       --                    878
Maryland                     3,898                  1,275
Massachusetts                  419                  1,915
Michigan                       702                  2,644
Minnesota                      405                  2,482
Missouri                        --                  2,339
New York                     1,838                 11,374
Ohio                         1,418                  3,228
Oregon                           9                  2,874
South Carolina               2,840                  5,992

    Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

   SERIES                            SERIES
-------------                     ------------
National           $125,075       Minnesota           $153,243
Colorado             59,912       Missouri              61,380
Georgia              61,967       New York              91,821
Louisiana            64,362       Ohio                 169,869
Maryland             69,309       Oregon                75,449
Massachusetts       121,994       South Carolina       127,423
Michigan            164,505

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at September 30, 2000, are included in other liabilities as follows:

  SERIES                             SERIES
------------                      -------------
National            $17,362       Minnesota            $15,146
Colorado             11,385       Missouri              11,396
Georgia              10,793       New York              14,954
Louisiana            12,253       Ohio                  15,301
Maryland             12,250       Oregon                11,272
Massachusetts        15,067       South Carolina        11,078
Michigan             14,807

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks.

    On September 29, 2000, the Colorado Series and Massachusetts Series borrowed $750,000 and $3,000,000, respectively, from the credit facility at an interest rate of 7.25%. All loans were repaid on October 11, 2000. There were no other borrowings during the year ended September 30, 2000.

6. CAPITAL LOSS CARRYFORWARD -- At September 30, 2000, the National and Colorado Series had net capital loss carryforwards for federal income tax purposes of $1,151,531 and $13,339, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Series until net capital gains have been realized in excess of the available capital loss carryforwards.

Notes to Financial Statements

7. CAPITAL STOCK TRANSACTIONS -- The Fund has 1,300,000,000 shares of Capital Stock authorized. At September 30, 2000, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
NATIONAL SERIES                                                     SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           862,009     $  6,454,145              522,795     $  4,248,236
Investment of dividends ..................................           326,239        2,453,856              326,477        2,639,265
Exchanged from associated Funds ..........................         2,966,631       22,203,528            2,035,910       16,425,324
Shares issued in payment of gain distributions ...........                --               --                   --               --
                                                                ------------     ------------         ------------     ------------
Total ....................................................         4,154,879       31,111,529            2,885,182       23,312,825
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (1,365,666)     (10,229,474)          (1,251,160)     (10,091,427)
Exchanged into associated Funds ..........................        (3,107,667)     (23,350,721)          (2,125,455)     (17,090,673)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (4,473,333)     (33,580,195)          (3,376,615)     (27,182,100)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................          (318,454)    $ (2,468,666)            (491,433)    $ (3,869,275)
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
COLORADO SERIES                                                     SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           260,127     $  1,811,376              446,957     $  3,319,830
Investment of dividends ..................................           147,514        1,019,955              165,388        1,232,318
Exchanged from associated Funds ..........................           525,198        3,584,491              909,439        6,824,823
Shares issued in payment of gain distributions ...........            31,384          218,746                   --               --
                                                                ------------     ------------         ------------     ------------
Total ....................................................           964,223        6,634,568            1,521,784       11,376,971
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (1,236,204)      (8,527,611)            (555,222)      (4,113,017)
Exchanged into associated Funds ..........................          (701,365)      (4,874,985)            (642,500)      (4,774,441)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (1,937,569)     (13,402,596)          (1,197,722)      (8,887,458)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................          (973,346)    $ (6,768,028)             324,062     $  2,489,513
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
GEORGIA SERIES                                                      SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           327,381     $  2,454,778              316,556     $  2,581,779
Investment of dividends ..................................           137,130        1,024,335              169,142        1,378,731
Exchanged from associated Funds ..........................            17,103          130,342              107,712          888,905
Shares issued in payment of gain distributions ...........            98,005          734,060               24,233          200,164
                                                                ------------     ------------         ------------     ------------
Total ....................................................           579,619        4,343,515              617,643        5,049,579
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (1,072,855)      (7,994,410)            (809,338)      (6,556,764)
Exchanged into associated Funds ..........................          (118,160)        (872,408)             (75,068)        (609,761)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (1,191,015)      (8,866,818)            (884,406)      (7,166,525)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................          (611,396)    $ (4,523,303)            (266,763)    $ (2,116,946)
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
LOUISIANA SERIES                                                    SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           222,471     $  1,706,130              286,860     $  2,335,829
Investment of dividends ..................................           134,623        1,030,330              153,834        1,263,489
Exchanged from associated Funds ..........................            11,641           87,683                8,079           67,137
Shares issued in payment of gain distributions ...........            26,416          202,874               58,865          490,938
                                                                ------------     ------------         ------------     ------------
Total ....................................................           395,151        3,027,017              507,638        4,157,393
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................          (902,304)      (6,889,561)            (496,701)      (4,067,199)
Exchanged into associated Funds ..........................           (60,363)        (459,173)             (27,551)        (224,567)
                                                                ------------     ------------         ------------     ------------
Total ....................................................          (962,667)      (7,348,734)            (524,252)      (4,291,766)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................          (567,516)    $ (4,321,717)             (16,614)    $   (134,373)
                                                                ============     ============         ============     ============

NOTES TO FINANCIAL STATEMENTS

                                                                                               CLASS D
                                                                    ------------------------------------------------------------
                           CLASS C                                                    YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------        ------------------------------------------------------------
          YEAR ENDED                      5/27/99* To
            9/30/00                         9/30/99                              2000                            1999
 ---------------------------     ---------------------------        ---------------------------      ---------------------------
    SHARES          AMOUNT          SHARES          AMOUNT             SHARES          AMOUNT          SHARES          AMOUNT
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     108,959      $  827,096          14,919      $  118,601             19,712     $   147,630          123,246     $ 1,007,356
       1,395          10,521              77             594             14,373         107,647           21,570         173,587
      41,325         313,326              --              --            334,493       2,506,819          697,233       5,637,065
          --              --              --              --                 --              --               --              --
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     151,679       1,150,943          14,996         119,195            368,578       2,762,096          842,049       6,818,008
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
         (41)           (309)             --              --           (269,101)     (2,012,639)        (209,777)     (1,694,433)
     (28,695)       (215,917)             --              --           (650,485)     (4,842,048)        (468,791)     (3,866,250)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     (28,736)       (216,226)             --              --           (919,586)     (6,854,687)        (678,568)     (5,560,683)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     122,943      $  934,717          14,996      $  119,195           (551,008)    $(4,092,591)         163,481     $ 1,257,325
  ==========      ==========      ==========      ==========         ==========     ===========       ==========     ===========

                                                                                               CLASS D
                                                                    ------------------------------------------------------------
                           CLASS C                                                    YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------        ------------------------------------------------------------
          YEAR ENDED                      5/27/99* To
            9/30/00                         9/30/99                              2000                            1999
 ---------------------------     ---------------------------        ---------------------------      ---------------------------
    SHARES          Amount          Shares          Amount             SHARES          Amount          Shares          Amount
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       5,965       $  40,283          28,937      $  209,488              3,125     $    21,531           54,407     $   409,646
         139             965              40             290                753           5,198            2,384          17,858
       7,143          47,856              --              --              4,116          28,071           41,999         318,470
          60             418              --              --                192           1,336               --              --
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      13,307          89,522          28,977         209,778              8,186          56,136           98,790         745,974
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      (3,824)        (26,604)         (6,956)        (49,460)           (17,360)       (121,390)          (1,952)        (14,492)
      (7,095)        (48,177)        (13,536)        (97,324)           (48,238)       (339,189)         (12,506)        (94,848)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     (10,919)        (74,781)        (20,492)       (146,784)           (65,598)       (460,579)         (14,458)       (109,340)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       2,388       $  14,741           8,485      $   62,994            (57,412)   $   (404,443)          84,332     $   636,634
  ==========      ==========      ==========      ==========         ==========     ===========       ==========     ===========

                                                                                               CLASS D
                                                                    ------------------------------------------------------------
                           CLASS C                                                    YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------        ------------------------------------------------------------
          YEAR ENDED                      5/27/99* To
            9/30/00                         9/30/99                              2000                            1999
 ---------------------------     ---------------------------        ---------------------------      ---------------------------
    SHARES          Amount          Shares          Amount             SHARES          Amount          Shares          Amount
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       7,913       $  59,838          22,407      $  180,954             31,921     $   238,308           60,850      $  503,915
       1,021           7,651             212           1,669              5,656          42,299            9,056          74,089
          --              --              --              --              4,314          32,541            6,834          56,261
         523           3,925              --              --              4,462          33,506            1,562          12,933
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       9,457          71,414          22,619         182,623             46,353         346,654           78,302         647,198
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
          (1)             (8)             --              --            (51,910)       (386,084)        (104,845)       (853,647)
          --              --              --              --            (14,985)       (111,564)          (9,346)        (77,176)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
          (1)             (8)             --              --            (66,895)       (497,648)        (114,191)       (930,823)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       9,456       $  71,406          22,619      $  182,623            (20,542)    $  (150,994)         (35,889)    $  (283,625)
  ==========      ==========      ==========      ==========         ==========     ===========       ==========     ===========

                                                                                               CLASS D
                                                                    ------------------------------------------------------------
                           CLASS C                                                    YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------        ------------------------------------------------------------
          YEAR ENDED                      5/27/99* To
            9/30/00                         9/30/99                              2000                            1999
 ---------------------------     ---------------------------        ---------------------------      ---------------------------
    SHARES          Amount          Shares          Amount             SHARES          Amount          Shares          Amount
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      79,875      $  608,790               1      $        8              2,545      $   19,487           36,897     $   303,293
       2,540          19,444              --              --              1,371          10,478            2,320          19,102
          --              --              --              --                 --              --            1,465          12,220
         237           1,820              --              --                215           1,646              944           7,862
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      82,652         630,054               1               8              4,131          31,611           41,626         342,477
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      (8,205)        (61,372)             --              --            (21,742)       (164,746)         (23,790)       (197,294)
          --              --              --              --             (6,313)        (47,591)              --              --
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      (8,205)        (61,372)             --              --            (28,055)       (212,337)         (23,790)       (197,294)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      74,447      $  568,682               1      $        8            (23,924)    $  (180,726)          17,836     $   145,183
  ==========      ==========      ==========      ==========         ==========     ===========       ==========     ===========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
MARYLAND SERIES                                                     SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           381,437     $  2,963,254              219,835     $  1,796,871
Investment of dividends ..................................           171,705        1,317,084              185,215        1,505,823
Exchanged from associated Funds ..........................            71,972          551,580               31,342          253,207
Shares issued in payment of gain distributions ...........             2,416           18,654               16,816          138,396
                                                                ------------     ------------         ------------     ------------
Total ....................................................           627,530        4,850,572              453,208        3,694,297
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................          (763,161)      (5,846,859)            (666,448)      (5,412,629)
Exchanged into associated Funds ..........................           (52,255)        (399,171)             (29,780)        (241,553)
                                                                ------------     ------------         ------------     ------------
Total ....................................................          (815,416)      (6,246,030)            (696,228)      (5,654,182)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................          (187,886)    $ (1,395,458)            (243,020)    $ (1,959,885)
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
MASSACHUSETTS SERIES                                                SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           189,809     $  1,388,902              394,021     $  3,161,511
Investment of dividends ..................................           352,048        2,573,100              346,377        2,758,847
Exchanged from associated Funds ..........................         2,011,353       14,446,399            2,678,695       21,337,252
Shares issued in payment of gain distributions ...........            71,399          525,499               56,744          460,197
                                                                ------------     ------------         ------------     ------------
Total ....................................................         2,624,609       18,933,900            3,475,837       27,717,807
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (2,010,590)     (14,668,979)          (1,208,459)      (9,620,904)
Exchanged into associated Funds ..........................        (2,161,563)     (15,837,196)          (3,050,731)     (24,293,627)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (4,172,153)     (30,506,175)          (4,259,190)     (33,914,531)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................        (1,547,544)    $(11,572,275)            (783,353)    $ (6,196,724)
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
MICHIGAN SERIES                                                     SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           466,986     $  3,703,489              566,910     $  4,817,469
Investment of dividends ..................................           434,864        3,464,973              460,956        3,901,810
Exchanged from associated Funds ..........................           117,013          934,318               61,998          530,458
Shares issued in payment of gain distributions ...........            45,931          367,908              221,134        1,897,325
                                                                ------------     ------------         ------------     ------------
Total ....................................................         1,064,794        8,470,688            1,310,998       11,147,062
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (1,841,577)     (14,636,735)          (1,838,104)     (15,497,098)
Exchanged into associated Funds ..........................          (374,454)      (2,949,421)            (192,577)      (1,646,007)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (2,216,031)     (17,586,156)          (2,030,681)     (17,143,105)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................        (1,151,237)    $ (9,115,468)            (719,683)    $ (5,996,043)
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
MINNESOTA SERIES                                                    SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           343,071     $  2,471,221              448,156     $  3,467,423
Investment of dividends ..................................           447,659        3,229,518              475,864        3,675,004
Exchanged from associated Funds ..........................            41,489          302,437               79,497          621,391
Shares issued in payment of gain distributions ...........            65,604          476,943              153,173        1,196,281
                                                                ------------     ------------         ------------     ------------
Total ....................................................           897,823        6,480,119            1,156,690        8,960,099
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (2,333,229)     (16,828,778)          (1,415,157)     (10,904,586)
Exchanged into associated Funds ..........................          (248,181)      (1,779,398)            (131,646)        (998,565)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (2,581,410)     (18,608,176)          (1,546,803)     (11,903,151)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................        (1,683,587)    $(12,128,057)            (390,113)    $ (2,943,052)
                                                                ============     ============         ============     ============

NOTES TO FINANCIAL STATEMENTS

                                                                                               CLASS D
                                                                     -----------------------------------------------------------
                           CLASS C                                                    YEAR ENDED SEPTEMBER 30,
  ----------------------------------------------------------         -----------------------------------------------------------
          YEAR ENDED                      5/27/99* To
            9/30/00                         9/30/99                              2000                            1999
  --------------------------     ---------------------------         --------------------------      ---------------------------
    SHARES          Amount          Shares          Amount             SHARES          Amount          Shares          Amount
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      10,944      $   85,126           9,572      $   76,445             10,842     $    82,891           59,308     $   487,229
         148           1,142               1               8              9,130          70,086           12,056          98,236
          --              --              --              --                797           6,000            6,029          49,773
          --              --              --              --                146           1,130            1,266          10,428
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      11,092          86,268           9,573          76,453             20,915         160,107           78,659         645,666
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
          (1)             (8)             --              --            (89,695)       (684,940)         (92,244)       (753,873)
          --              --              --              --             (7,688)        (59,143)          (6,195)        (49,882)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
          (1)             (8)             --              --            (97,383)       (744,083)         (98,439)       (803,755)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      11,091      $   86,260           9,573      $   76,453            (76,468)    $  (583,976)         (19,780)    $  (158,089)
  ==========      ==========      ==========      ==========         ==========     ===========       ==========     ===========

                                                                                               CLASS D
                                                                     -----------------------------------------------------------
                           CLASS C                                                    YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------         -----------------------------------------------------------
          YEAR ENDED                      5/27/99* To
            9/30/00                         9/30/99                              2000                            1999
 ---------------------------     ---------------------------         --------------------------      ---------------------------
    SHARES          Amount          Shares          Amount             SHARES          Amount          Shares          Amount
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      14,596      $  108,613          30,519      $  233,167              1,245     $     9,072          144,406     $ 1,169,254
         863           6,292              14             103              5,680          41,234            6,391          50,273
      18,434         134,362              21             157              4,060          30,178          166,950       1,348,159
         113             831              --              --              1,803          13,249              648           5,256
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      34,006         250,098          30,554         233,427             12,788          93,733          318,395       2,572,942
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
          (1)             (7)             --              --            (53,420)       (389,818)         (78,032)       (613,957)
     (26,734)       (197,493)             --              --           (160,196)     (1,159,035)         (25,100)       (197,221)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
     (26,735)       (197,500)             --              --           (213,616)     (1,548,853)        (103,132)       (811,178)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       7,271      $   52,598          30,554      $  233,427           (200,828)    $(1,455,120)         215,263     $ 1,761,764
  ==========      ==========      ==========      ==========         ==========     ===========       ==========     ===========

                                                                                               CLASS D
                                                                     -----------------------------------------------------------
                           CLASS C                                                    YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------         -----------------------------------------------------------
          YEAR ENDED                      5/27/99* To
            9/30/00                         9/30/99                              2000                            1999
 ---------------------------     ---------------------------         --------------------------      ---------------------------
    SHARES          Amount          Shares          Amount             SHARES          Amount          Shares          Amount
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      29,469      $  235,421          14,221      $  116,801             71,263     $   566,472           90,158     $   772,545
         264           2,103              28             226              4,821          38,295            7,291          61,648
          --              --              --              --              8,601          68,205           34,906         305,268
          26             212              --              --                717           5,733            3,830          32,823
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      29,759         237,736          14,249         117,027             85,402         678,705          136,185       1,172,284
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
          (1)             (8)             --              --           (101,727)       (799,346)         (86,833)       (719,396)
          --              --              --              --            (43,748)       (349,413)              --              --
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
          (1)             (8)             --              --           (145,475)     (1,148,759)         (86,833)       (719,396)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      29,758      $  237,728          14,249      $  117,027            (60,073)    $  (470,054)          49,352     $   452,888
  ==========      ==========      ==========      ==========         ==========     ===========       ==========     ===========

                                                                                               CLASS D
                                                                     -----------------------------------------------------------
                           CLASS C                                                    YEAR ENDED SEPTEMBER 30,
------------------------------------------------------------         -----------------------------------------------------------
          YEAR ENDED                      5/27/99* To
            9/30/00                         9/30/99                              2000                            1999
 ---------------------------     ---------------------------         --------------------------      ---------------------------
    SHARES          Amount          Shares          Amount             SHARES          Amount          Shares          Amount
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       6,967      $   49,922               1      $        8              9,313     $    68,087           37,069     $   289,245
         141           1,016              --              --              4,588          33,115            6,072          46,955
          --              --              --              --              8,357          60,172           26,054         206,572
           5              35              --              --              1,025           7,449            2,615          20,449
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       7,113          50,973               1               8             23,283         168,823           71,810         563,221
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
          (1)             (7)             --              --            (40,811)       (293,675)         (83,338)       (650,368)
      (3,956)        (28,500)             --              --            (12,637)        (90,648)              --              --
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
      (3,957)        (28,507)             --              --            (53,448)       (384,323)         (83,338)       (650,368)
  ----------      ----------      ----------      ----------         ----------     -----------       ----------     -----------
       3,156      $   22,466               1      $        8            (30,165)    $  (215,500)         (11,528)    $   (87,147)
  ==========      ==========      ==========      ==========         ==========     ===========       ==========     ===========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
MISSOURI SERIES                                                     SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           130,718     $    933,414              143,714     $  1,117,391
Investment of dividends ..................................           125,588          902,737              141,770        1,091,323
Exchanged from associated Funds ..........................             6,127           43,346               63,527          497,543
Shares issued in payment of gain distributions ...........             4,183           30,163               62,316          486,691
                                                                ------------     ------------         ------------     ------------
Total ....................................................           266,616        1,909,660              411,327        3,192,948
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................          (899,785)      (6,441,813)            (640,800)      (4,889,919)
Exchanged into associated Funds ..........................           (96,932)        (690,603)             (33,222)        (255,281)
                                                                ------------     ------------         ------------     ------------
Total ....................................................          (996,717)      (7,132,416)            (674,022)      (5,145,200)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................          (730,101)    $ (5,222,756)            (262,695)    $ (1,952,252)
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
NEW YORK SERIES                                                     SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           598,057     $  4,529,204              802,995     $  6,593,637
Investment of dividends ..................................           278,406        2,113,607              284,109        2,315,942
Exchanged from associated Funds ..........................           448,275        3,380,112              589,737        4,819,554
Shares issued in payment of gain distributions ...........             5,397           41,071              196,696        1,630,608
                                                                ------------     ------------         ------------     ------------
Total ....................................................         1,330,135       10,063,994            1,873,537       15,359,741
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (1,169,212)      (8,853,545)            (952,833)      (7,728,238)
Exchanged into associated Funds ..........................        (1,197,493)      (9,099,703)            (803,766)      (6,577,087)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (2,366,705)     (17,953,248)          (1,756,599)     (14,305,325)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................        (1,036,570)    $ (7,889,254)             116,938     $  1,054,416
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
OHIO SERIES                                                         SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           549,134     $  4,181,871              361,672     $  2,918,252
Investment of dividends ..................................           508,734        3,820,471              530,982        4,266,794
Exchanged from associated Funds ..........................            51,377          381,824              134,140        1,074,172
Shares issued in payment of gain distributions ...........            33,096          249,874              223,380        1,820,544
                                                                ------------     ------------         ------------     ------------
Total ....................................................         1,142,341        8,634,040            1,250,174       10,079,762
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (1,674,345)     (12,530,354)          (1,741,673)     (13,920,913)
Exchanged into associated Funds ..........................          (356,179)      (2,663,134)            (131,868)      (1,057,828)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (2,030,524)     (15,193,488)          (1,873,541)     (14,978,741)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................          (888,183)    $ (6,559,448)            (623,367)    $ (4,898,979)
                                                                ============     ============         ============     ============

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
OREGON SERIES                                                       SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           439,717     $  3,246,798              679,526     $  5,340,535
Investment of dividends ..................................           214,472        1,573,661              209,299        1,637,871
Exchanged from associated Funds ..........................            53,745          388,928              130,494        1,028,496
Shares issued in payment of gain distributions ...........            39,867          293,823               35,501          281,167
                                                                ------------     ------------         ------------     ------------
Total ....................................................           747,801        5,503,210            1,054,820        8,288,069
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................          (794,009)      (5,822,585)            (706,461)      (5,517,373)
Exchanged into associated Funds ..........................          (155,662)      (1,135,963)            (226,571)      (1,784,105)
                                                                ------------     ------------         ------------     ------------
Total ....................................................          (949,671)      (6,958,548)            (933,032)      (7,301,478)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................          (201,870)    $ (1,455,338)             121,788     $    986,591
                                                                ============     ============         ============     ============

NOTES TO FINANCIAL STATEMENTS

                                                                                            CLASS D
                                                                  -----------------------------------------------------------
                         CLASS C                                                   YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------        -----------------------------------------------------------
        YEAR ENDED                      5/27/99* To
          9/30/00                         9/30/99                             2000                            1999
--------------------------     ---------------------------        --------------------------      ---------------------------
  Shares          Amount          Shares          Amount            Shares          Amount           Shares         Amount
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
        --              --           2,887      $   21,877             7,451     $    53,774           43,815     $   339,791
        57      $      409              27             202             1,755          12,556            2,082          15,998
        --              --              --              --            17,129         122,647            2,979          23,607
         3              23              --              --                97             696              770           6,011
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
        60             432           2,914          22,079            26,432         189,673           49,646         385,407
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
        (1)             (7)             --              --           (43,651)       (311,854)         (14,354)       (110,312)
        --              --              --              --           (23,925)       (171,004)          (2,657)        (20,683)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
        (1)             (7)             --              --           (67,576)       (482,858)         (17,011)       (130,995)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
        59      $      425           2,914      $   22,079           (41,144)    $  (293,185)          32,635     $   254,412
==========      ==========      ==========      ==========        ==========     ===========       ==========     ===========

                                                                                            CLASS D
                                                                  -----------------------------------------------------------
                         CLASS C                                                   YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------        -----------------------------------------------------------
        YEAR ENDED                      5/27/99* To
          9/30/00                         9/30/99                             2000                            1999
--------------------------     ---------------------------        --------------------------      ---------------------------
  Shares          Amount          Shares          Amount            Shares          Amount           Shares         Amount
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    33,053      $  255,390          35,036      $  278,217            16,090     $   121,383           94,489     $   781,036
       480           3,650              83             644             6,368          48,391            9,087          74,189
        --              --              --              --            38,864         295,253           72,704         609,660
        12              92              --              --               120             913            5,681          47,092
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    33,545         259,132          35,119         278,861            61,442         465,940          181,961       1,511,977
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    (6,433)        (48,128)         (5,721)        (45,709)          (63,171)       (478,526)         (39,787)       (323,914)
        --              --          (4,833)        (37,500)          (34,171)       (260,311)         (26,500)       (208,844)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    (6,433)        (48,128)        (10,554)        (83,209)          (97,342)       (738,837)         (66,287)       (532,758)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    27,112      $  211,004          24,565      $  195,652           (35,900)    $  (272,897)         115,674     $   979,219
==========      ==========      ==========      ==========        ==========     ===========       ==========     ===========

                                                                                            CLASS D
                                                                  -----------------------------------------------------------
                         CLASS C                                                   YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------        -----------------------------------------------------------
        YEAR ENDED                      5/27/99* To
          9/30/00                         9/30/99                             2000                            1999
--------------------------     ---------------------------        --------------------------      ---------------------------
   Shares         Amount          Shares          Amount            Shares          Amount           Shares         Amount
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    28,323      $  213,806           2,248      $   17,828            58,171     $   442,054           78,121     $   638,278
       547           4,170              13              95             5,088          38,425            5,281          42,608
        --              --              --              --            33,572         249,104           27,382         225,056
        --              --              --              --               301           2,287            1,911          15,630
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    28,870         217,976           2,261          17,923            97,132         731,870          112,695         921,572
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    (2,267)        (17,228)             --              --           (49,488)       (371,667)         (42,299)       (337,204)
        --              --              --              --           (35,081)       (258,119)         (28,756)       (232,392)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    (2,267)        (17,228)             --              --           (84,569)       (629,786)         (71,055)       (569,596)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    26,603      $  200,748           2,261      $   17,923            12,563     $   102,084           41,640     $   351,976
==========      ==========      ==========      ==========        ==========     ===========       ==========     ===========

                                                                                            CLASS D
                                                                  -----------------------------------------------------------
                         CLASS C                                                   YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------        -----------------------------------------------------------
        YEAR ENDED                      5/27/99* To
          9/30/00                         9/30/99                             2000                            1999
--------------------------     ---------------------------        --------------------------      ---------------------------
  Shares          Amount          Shares          Amount            Shares          Amount           Shares         Amount
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    48,313      $  357,056               1      $        8            31,627     $   235,617           39,323     $   309,977
       416           3,118              --              --             5,906          43,339            7,942          62,252
        --              --              --              --           111,813         827,087            9,849          78,360
        --              --              --              --             1,064           7,841            1,508          11,943
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    48,729         360,174               1               8           150,410       1,113,884           58,622         462,532
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
        --              --              --              --           (55,678)       (410,038)         (89,753)       (700,248)
        --              --              --              --           (62,957)       (461,157)             (87)           (691)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
        --              --              --              --          (118,635)       (871,195)         (89,840)       (700,939)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    48,729      $  360,174               1      $        8            31,775     $   242,689          (31,218)    $  (238,407)
==========      ==========      ==========      ==========        ==========     ===========       ==========     ===========

* Commencement of offering of Class C shares.

NOTES TO FINANCIAL STATEMENTS

                                                                                              CLASS A
                                                                -------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                -------------------------------------------------------------------
                                                                            2000                                   1999
                                                                -----------------------------         -----------------------------
SOUTH CAROLINA SERIES                                               SHARES          AMOUNT               SHARES           AMOUNT
                                                                ------------     ------------         ------------     ------------
Sales of shares ..........................................           347,250     $  2,615,446              495,837     $  4,009,453
Investment of dividends ..................................           302,518        2,264,599              333,372        2,699,308
Exchanged from associated Funds ..........................            24,539          179,859               39,056          319,755
Shares issued in payment of gain distributions ...........            95,104          715,184               80,358          661,343
                                                                ------------     ------------         ------------     ------------
Total ....................................................           769,411        5,775,088              948,623        7,689,859
                                                                ------------     ------------         ------------     ------------
Shares repurchased .......................................        (1,946,151)     (14,520,234)          (1,450,098)     (11,588,440)
Exchanged into associated Funds ..........................          (332,862)      (2,462,541)             (76,691)        (620,953)
                                                                ------------     ------------         ------------     ------------
Total ....................................................        (2,279,013)     (16,982,775)          (1,526,789)     (12,209,393)
                                                                ------------     ------------         ------------     ------------
Increase (decrease) ......................................        (1,509,602)    $(11,207,687)            (578,166)    $ (4,519,534)
                                                                ============     ============         ============     ============

NOTES TO FINANCIAL STATEMENTS

                                                                                            CLASS D
                                                                  -----------------------------------------------------------
                         CLASS C                                                   YEAR ENDED SEPTEMBER 30,
----------------------------------------------------------        -----------------------------------------------------------
        YEAR ENDED                      5/27/99* To
          9/30/00                         9/30/99                             2000                            1999
--------------------------     ---------------------------        --------------------------      ---------------------------
  Shares            Amount        Shares            Amount          Shares            Amount        Shares            Amount
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    79,797      $  600,169          43,342      $  344,052            39,584     $   294,814          201,377     $ 1,644,018
     3,534          26,483             403           3,128            17,387         129,913           19,414         156,934
        --              --              --              --            11,020          82,593            5,412          44,575
       444           3,335              --              --             5,183          38,922            4,735          38,926
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    83,775         629,987          43,745         347,180            73,174         546,242          230,938       1,884,453
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
        (1)             (8)             --              --          (258,835)     (1,933,843)        (111,023)       (890,939)
   (10,771)        (81,000)             --              --            (8,551)        (62,542)         (12,742)       (100,870)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
   (10,772)        (81,008)             --              --          (267,386)     (1,996,385)        (123,765)       (991,809)
----------      ----------      ----------      ----------        ----------     -----------       ----------     -----------
    73,003      $  548,979          43,745      $  347,180          (194,212)    $(1,450,143)         107,173     $   892,644
==========      ==========      ==========      ==========        ==========     ===========       ==========     ===========

* Commencement of offering of Class C shares.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of each Class of each Series for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

NATIONAL SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share data:
Net Asset Value, Beginning of Period .........  $   7.68    $   8.32    $   8.01    $   7.70    $   7.58    $   7.68    $   8.08
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.39        0.39        0.39        0.39        0.40        0.32        0.11
Net realized and unrealized gain (loss)
  on investments .............................     (0.03)      (0.64)       0.31        0.31        0.12       (0.03)      (0.40)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.36       (0.25)       0.70        0.70        0.52        0.29       (0.29)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.39)      (0.39)      (0.39)      (0.39)      (0.40)      (0.32)      (0.11)
Distributions from net realized capital gain .        --          --          --          --          --          --          --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.39)      (0.39)      (0.39)      (0.39)      (0.40)      (0.32)      (0.11)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.65    $   7.68    $   8.32    $   8.01    $   7.70    $   7.65    $   7.68
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     4.88%      (3.11)%      9.00%       9.40%       6.97%       3.94%      (3.38)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 87,583    $ 90,296    $101,909    $ 97,481    $ 98,767    $  1,056    $    115
Ratio of expenses to average net assets ......     0.87%       0.83%       0.80%       0.84%       0.80%       1.77%       1.74%+
Ratio of net income to average net assets ....     5.18%       4.83%       4.82%       5.05%       5.19%       4.28%       4.10%+
Portfolio turnover rate ......................     6.54%      13.37%      18.00%      20.63%      33.99%       6.54%      13.37%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Year ...........  $   7.68    $   8.31    $   8.02    $   7.70    $   7.57
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.32        0.32        0.32        0.32        0.33
Net realized and unrealized gain (loss)
  on investments .............................     (0.03)      (0.63)       0.29        0.32        0.13
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.29       (0.31)       0.61        0.64        0.46
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.32)      (0.32)      (0.32)      (0.32)      (0.33)
Distributions from net realized capital gain .        --          --          --          --          --
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.32)      (0.32)      (0.32)      (0.32)      (0.33)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.65    $   7.68    $   8.31    $   8.02    $   7.70
                                                ========    ========    ========    ========    ========

Total Return: ................................     3.94%      (3.85)%      7.76%       8.56%       6.13%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  3,839    $  8,079    $  7,392    $  2,279    $  4,826
Ratio of expenses to average net assets ......     1.77%       1.73%       1.71%       1.75%       1.67%
Ratio of net income to average net assets ....     4.28%       3.93%       3.91%       4.15%       4.27%
Portfolio turnover rate ......................     6.54%      13.37%      18.00%      20.63%      33.99%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
COLORADO SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.10    $   7.64    $   7.42    $   7.27    $   7.30    $   7.09    $   7.47
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.35        0.34        0.36        0.37        0.37        0.28        0.10
Net realized and unrealized gain (loss)
  on investments .............................     (0.03)      (0.54)       0.22        0.15       (0.03)      (0.02)      (0.38)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.32       (0.20)       0.58        0.52        0.34        0.26       (0.28)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.35)      (0.34)      (0.36)      (0.37)      (0.37)      (0.28)      (0.10)
Distributions from net realized capital gain .     (0.05)         --          --          --          --       (0.05)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.40)      (0.34)      (0.36)      (0.37)      (0.37)      (0.33)      (0.10)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.02    $   7.10    $   7.64    $   7.42    $   7.27    $   7.02    $   7.09
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     4.64%     (2.67)%       8.03%       7.30%       4.76%       3.86%      (3.93)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 37,358    $ 44,649    $ 45,583    $ 49,780    $ 52,295    $     76    $     60
Ratio of expenses to average net assets ......     0.91%       0.87%       0.90%       0.90%       0.85%       1.81%       1.73%+
Ratio of net income to average net assets ....     4.99%       4.60%       4.80%       5.01%       5.07%       4.09%       3.85%+
Portfolio turnover rate ......................     8.81%       7.91%      28.66%       3.99%      12.39%       8.81%       7.91%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.09    $   7.63    $   7.42    $   7.27    $   7.29
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.28        0.28        0.29        0.30        0.31
Net realized and unrealized gain (loss)
  on investments .............................     (0.02)      (0.54)       0.21        0.15       (0.02)
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.26       (0.26)       0.50        0.45        0.29
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.28)      (0.28)      (0.29)      (0.30)      (0.31)
Distributions from net realized capital gain .     (0.05)         --          --          --          --
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.33)      (0.28)      (0.29)      (0.30)      (0.31)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.02    $   7.09    $   7.63    $   7.42    $   7.27
                                                ========    ========    ========    ========    ========

Total Return: ................................     3.86%      (3.57)%      6.90%       6.34%       3.95%


Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $    505    $    917    $    344    $    238    $    255
Ratio of expenses to average net assets ......     1.81%       1.77%       1.80%       1.81%       1.75%
Ratio of net income to average net assets ....     4.09%       3.70%       3.90%       4.10%       4.17%
Portfolio turnover rate ......................     8.81%       7.91%      28.66%       3.99%      12.39%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
GEORGIA SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.75    $   8.38    $   8.12    $   7.87    $   7.81    $   7.76    $   8.17
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.37        0.37        0.38        0.38        0.39        0.30        0.11
Net realized and unrealized gain (loss)
  on investments .............................      0.06       (0.58)       0.29        0.28        0.11        0.07       (0.41)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.43       (0.21)       0.67        0.66        0.50        0.37       (0.30)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.37)      (0.37)      (0.38)      (0.38)      (0.39)      (0.30)      (0.11)
Distributions from net realized capital gain .     (0.17)      (0.05)      (0.03)      (0.03)      (0.05)      (0.17)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.54)      (0.42)      (0.41)      (0.41)      (0.44)      (0.47)      (0.11)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.64    $   7.75    $   8.38    $   8.12    $   7.87    $   7.66    $   7.76
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     5.95%      (2.63)%      8.44%       8.65%       6.56%       5.15%      (3.84)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 37,423    $ 42,692    $ 48,424    $ 50,614    $ 50,995    $    246    $    176
Ratio of expenses to average net assets ......     0.91%       0.87%       0.89%       0.89%       0.83%       1.81%       1.74%+
Ratio of net income to average net assets ....     4.96%       4.59%       4.57%       4.82%       4.94%       4.06%       3.89%+
Portfolio turnover rate ......................     9.57%      23.93%       2.92%      12.28%      16.24%       9.57%      23.93%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.76    $   8.40    $   8.13    $   7.88    $   7.82
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.30        0.30        0.30        0.31        0.32
Net realized and unrealized gain (loss)
  on investments .............................      0.07       (0.59)       0.30        0.28        0.11
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.37       (0.29)       0.60        0.59        0.43
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.30)      (0.30)      (0.30)      (0.31)      (0.32)
Distributions from net realized capital gain .     (0.17)      (0.05)      (0.03)      (0.03)      (0.05)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.47)      (0.35)      (0.33)      (0.34)      (0.37)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.66    $   7.76    $   8.40    $   8.13    $   7.88
                                                ========    ========    ========    ========    ========

Total Return: ................................     5.15%      (3.61)%      7.59%       7.67%       5.60%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  2,129    $  2,318    $  2,809    $  2,640    $  2,327
Ratio of expenses to average net assets ......     1.81%       1.77%       1.80%       1.79%       1.73%
Ratio of net income to average net assets ....     4.06%       3.69%       3.66%       3.92%       4.03%
Portfolio turnover rate ......................     9.57%      23.93%       2.92%      12.28%      16.24%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
LOUISIANA SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.81    $   8.51    $   8.28    $   8.16    $   8.14    $   7.80    $   8.19
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.39        0.39        0.41        0.41        0.42        0.32        0.11
Net realized and unrealized gain (loss)
  on investments .............................      0.04       (0.59)       0.24        0.23        0.08        0.05       (0.39)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.43       (0.20)       0.65        0.64        0.50        0.37       (0.28)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.39)      (0.39)      (0.41)      (0.41)      (0.42)      (0.32)      (0.11)
Distributions from net realized capital gain .     (0.05)      (0.11)      (0.01)      (0.11)      (0.06)      (0.05)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.44)      (0.50)      (0.42)      (0.52)      (0.48)      (0.37)      (0.11)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.80    $   7.81    $   8.51    $   8.28    $   8.16    $   7.80    $   7.80
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     5.70%      (2.44)%      8.08%       8.17%       6.32%       4.88%      (3.55)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 47,099    $ 51,543    $ 56,308    $ 56,199    $ 57,264    $    581         $--
Ratio of expenses to average net assets ......     0.88%       0.84%       0.88%       0.86%       0.82%       1.78%       1.71%+
Ratio of net income to average net assets ....     5.10%       4.76%       4.86%       5.08%       5.15%       4.20%       4.00%+
Portfolio turnover rate ......................       --        8.67%      15.72%      16.08%      10.08%         --        8.67%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.80    $   8.50    $   8.27    $   8.16    $   8.14
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.32        0.32        0.33        0.34        0.35
Net realized and unrealized gain (loss)
  on investments .............................      0.05       (0.59)       0.24        0.22        0.08
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.37       (0.27)       0.57        0.56        0.43
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.32)      (0.32)      (0.33)      (0.34)      (0.35)
Distributions from net realized capital gain .     (0.05)      (0.11)      (0.01)      (0.11)      (0.06)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.37)      (0.43)      (0.34)      (0.45)      (0.41)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.80    $   7.80    $   8.50    $   8.27    $   8.16
                                                ========    ========    ========    ========    ========

Total Return: ................................     4.88%      (3.33)%      7.11%       7.07%       5.37%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $    721    $    908    $    837    $    509    $    389
Ratio of expenses to average net assets ......     1.78%       1.74%       1.78%       1.76%       1.72%
Ratio of net income to average net assets ....     4.20%       3.86%       3.96%       4.18%       4.25%
Portfolio turnover rate ......................       --        8.67%      15.72%      16.08%      10.08%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MARYLAND SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.79    $   8.32    $   8.14    $   7.99    $   7.96    $   7.80    $   8.13
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.39        0.39        0.40        0.40        0.40        0.32        0.11
Net realized and unrealized gain (loss)
  on investments .............................        --       (0.50)       0.23        0.19        0.06          --       (0.33)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.39       (0.11)       0.63        0.59        0.46        0.32       (0.22)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.39)      (0.39)      (0.40)      (0.40)      (0.40)      (0.32)      (0.11)
Distributions from net realized capital gain .        --       (0.03)      (0.05)      (0.04)      (0.03)         --          --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.39)      (0.42)      (0.45)      (0.44)      (0.43)      (0.32)      (0.11)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.79    $   7.79    $   8.32    $   8.14    $   7.99    $   7.80    $   7.80
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     5.26%      (1.45)%      7.89%       7.64%       6.00%       4.32%      (2.83)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 48,042    $ 49,523    $ 54,891    $ 52,549    $ 54,041    $    161    $     75
Ratio of expenses to average net assets ......     0.91%       0.87%       0.89%       0.90%       0.84%       1.81%       1.75%+
Ratio of net income to average net assets ....     5.10%       4.77%       4.82%       4.99%       5.05%       4.20%       4.04%+
Portfolio turnover rate ......................     9.76%       1.80%       7.59%      14.79%       5.56%       9.76%       1.80%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.80    $   8.33    $   8.15    $   7.99    $   7.97
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.32        0.31        0.32        0.33        0.33
Net realized and unrealized gain (loss)
  on investments .............................        --       (0.50)       0.23        0.20        0.05
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.32       (0.19)       0.55        0.53        0.38
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.32)      (0.31)      (0.32)      (0.33)      (0.33)
Distributions from net realized capital gain .        --       (0.03)      (0.05)      (0.04)      (0.03)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.32)      (0.34)      (0.37)      (0.37)      (0.36)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.80    $   7.80    $   8.33    $   8.15    $   7.99
                                                ========    ========    ========    ========    ========

Total Return: ................................     4.32%      (2.00)%      6.91%       6.80%       4.91%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  2,179    $  2,775    $  3,128    $  2,063    $  2,047
Ratio of expenses to average net assets ......     1.81%       1.77%       1.80%       1.81%       1.72%
Ratio of net income to average net assets ....     4.20%       3.87%       3.91%       4.08%       4.14%
Portfolio turnover rate ......................     9.76%       1.80%       7.59%      14.79%       5.56%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MASSACHUSETTS SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.47    $   8.27    $   7.99    $   7.85    $   7.91    $   7.47    $   7.96
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.36        0.36        0.38        0.40        0.41        0.29        0.10
Net realized and unrealized gain (loss)
  on investments .............................      0.07       (0.75)       0.37        0.22        0.05        0.07       (0.49)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.43       (0.39)       0.75        0.62        0.46        0.36       (0.39)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.36)      (0.36)      (0.38)      (0.40)      (0.41)      (0.29)      (0.10)
Distributions from net realized capital gain .     (0.06)      (0.05)      (0.09)      (0.08)      (0.11)      (0.06)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.42)      (0.41)      (0.47)      (0.48)      (0.52)      (0.35)      (0.10)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.48    $   7.47    $   8.27    $   7.99    $   7.85    $   7.48    $   7.47
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     5.97%      (4.85)%      9.80%       8.11%       5.97%       5.01%      (5.02)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 81,487    $ 92,929    $109,328    $110,011    $109,872    $    283    $    228
Ratio of expenses to average net assets ......     0.86%       0.83%       0.80%       0.84%       0.80%       1.76%       1.73%+
Ratio of net income to average net assets ....     4.95%       4.56%       4.72%       5.06%       5.24%       4.05%       3.80%+
Portfolio turnover rate ......................    22.46%      23.88%      13.41%      29.26%      26.30%      22.46%      23.88%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.47    $   8.26    $   7.99    $   7.84    $   7.90
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.29        0.29        0.31        0.33        0.34
Net realized and unrealized gain (loss)
  on investments .............................      0.07       (0.74)       0.36        0.23        0.05
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.36       (0.45)       0.67        0.56        0.39
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.29)      (0.29)      (0.31)      (0.33)      (0.34)
Distributions from net realized capital gain .     (0.06)      (0.05)      (0.09)      (0.08)      (0.11)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.35)      (0.34)      (0.40)      (0.41)      (0.45)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.48    $   7.47    $   8.26    $   7.99    $   7.84
                                                ========    ========    ========    ========    ========

Total Return: ................................     5.01%      (5.61)%      8.68%       7.29%       5.01%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  1,436    $  2,934    $  1,468    $  1,245    $  1,405
Ratio of expenses to average net assets ......     1.76%       1.73%       1.71%       1.74%       1.70%
Ratio of net income to average net assets ....     4.05%       3.66%       3.81%       4.16%       4.32%
Portfolio turnover rate ......................    22.46%      23.88%      13.41%      29.26%      26.30%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MICHIGAN SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   8.04    $   8.83    $   8.60    $   8.46    $   8.54    $   8.03    $   8.43
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.41        0.40        0.41        0.43        0.45        0.34        0.11
Net realized and unrealized gain (loss)
  on investments .............................      0.10       (0.63)       0.30        0.23        0.06        0.10       (0.40)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.51       (0.23)       0.71        0.66        0.51        0.44       (0.29)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.41)      (0.40)      (0.41)      (0.43)      (0.45)      (0.34)      (0.11)
Distributions from net realized capital gain .     (0.03)      (0.16)      (0.07)      (0.09)      (0.14)      (0.03)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.44)      (0.56)      (0.48)      (0.52)      (0.59)      (0.37)      (0.11)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   8.11    $   8.04    $   8.83    $   8.60    $   8.46    $   8.10    $   8.03
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     6.62%     (2.77)%       8.63%       8.16%       6.16%       5.68%      (3.55)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $117,241    $125,560    $144,161    $143,370    $148,178    $    356    $    114
Ratio of expenses to average net assets ......     0.70%       0.82%       0.79%       0.81%       0.78%       1.60%       1.73%+
Ratio of net income to average net assets ....     5.20%       4.73%       4.78%       5.13%       5.29%       4.30%       3.96%+
Portfolio turnover rate ......................     7.80%       3.73%      23.60%      10.98%      19.62%       7.80%       3.73%++
Without expense reimbursement:*
Ratio of expenses to average net assets ......     0.84%                                                       1.74%
Ratio of net income to average net assets ....     5.06%                                                       4.16%

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   8.03    $   8.82    $   8.59    $   8.45    $   8.54
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.34        0.32        0.33        0.36        0.37
Net realized and unrealized gain (loss)
  on investments .............................      0.10       (0.63)       0.30        0.23        0.05
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.44       (0.31)       0.63        0.59        0.42
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.34)      (0.32)      (0.33)      (0.36)      (0.37)
Distributions from net realized capital gain .     (0.03)      (0.16)      (0.07)      (0.09)      (0.14)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.37)      (0.48)      (0.40)      (0.45)      (0.51)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   8.10    $   8.03    $   8.82    $   8.59    $   8.45
                                                ========    ========    ========    ========    ========

Total Return: ................................     5.68%     (3.65)%       7.66%       7.19%       5.09%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  1,605    $  2,074    $  1,841    $  1,845    $  1,486
Ratio of expenses to average net assets ......     1.60%       1.72%       1.70%       1.71%       1.68%
Ratio of net income to average net assets ....     4.30%       3.83%       3.87%       4.23%       4.39%
Portfolio turnover rate ......................     7.80%       3.73%      23.60%      10.98%      19.62%
Without expense reimbursement:*
Ratio of expenses to average net assets ......     1.74%
Ratio of net income to average net assets ....     4.16%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MINNESOTA SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.36    $   7.98    $   7.79    $   7.68    $   7.82    $   7.36    $   7.72
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.36        0.36        0.38        0.40        0.42        0.29        0.10
Net realized and unrealized gain (loss)
  on investments .............................      0.02       (0.52)       0.20        0.11       (0.12)       0.02       (0.36)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.38       (0.16)       0.58        0.51        0.30        0.31       (0.26)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.36)      (0.36)      (0.38)      (0.40)      (0.42)      (0.29)      (0.10)
Distributions from net realized capital gain .     (0.04)      (0.10)      (0.01)         --       (0.02)      (0.04)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.40)      (0.46)      (0.39)      (0.40)      (0.44)      (0.33)      (0.10)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.34    $   7.36    $   7.98    $   7.79    $   7.68    $   7.34    $   7.36
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     5.35%      (2.09)%      7.68%       6.85%       3.99%       4.42%      (3.47)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 96,475    $109,165    $121,374    $121,674    $126,173    $     23         $--
Ratio of expenses to average net assets ......     0.87%       0.84%       0.81%       0.85%       0.81%       1.77%       1.74%+
Ratio of net income to average net assets ....     4.95%       4.71%       4.87%       5.21%       5.47%       4.05%       3.94%+
Portfolio turnover rate ......................    12.38%       9.74%      21.86%       6.88%      26.89%      12.38%       9.74%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.36    $   7.98    $   7.79    $   7.68    $   7.82
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.29        0.30        0.31        0.33        0.35
Net realized and unrealized gain (loss)
  on investments .............................      0.02       (0.52)       0.20        0.11       (0.12)
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.31       (0.22)       0.51        0.44        0.23
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.29)      (0.30)      (0.31)      (0.33)      (0.35)
Distributions from net realized capital gain .     (0.04)      (0.10)      (0.01)         --       (0.02)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.33)      (0.40)      (0.32)      (0.33)      (0.37)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.34    $   7.36    $   7.98    $   7.79    $   7.68
                                                ========    ========    ========    ========    ========

Total Return: ................................     4.42%      (2.96)%      6.71%       5.89%       3.06%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  1,629    $  1,856    $  2,103    $  1,799    $  2,036
Ratio of expenses to average net assets ......     1.77%       1.74%       1.72%       1.75%       1.71%
Ratio of net income to average net assets ....     4.05%       3.81%       3.96%       4.31%       4.57%
Portfolio turnover rate ......................    12.38%       9.74%      21.86%       6.88%      26.89%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
MISSOURI SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.29    $   8.03    $   7.82    $   7.71    $   7.70    $   7.29    $   7.68
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.35        0.35        0.36        0.38        0.39        0.28        0.10
Net realized and unrealized gain (loss)
  on investments .............................      0.09       (0.62)       0.28        0.19        0.08        0.09       (0.39)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.44       (0.27)       0.64        0.57        0.47        0.37       (0.29)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.35)      (0.35)      (0.36)      (0.38)      (0.39)      (0.28)      (0.10)
Distributions from net realized capital gain .     (0.01)      (0.12)      (0.07)      (0.08)      (0.07)      (0.01)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.36)      (0.47)      (0.43)      (0.46)      (0.46)      (0.29)      (0.10)
                                                --------    --------    --------    --------    --------    --------    --------

Net Asset Value, End of Period ...............  $   7.37    $   7.29    $   8.03    $   7.82    $   7.71    $   7.37    $   7.29
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     6.19%      (3.58)%      8.41%       7.70%       6.27%       5.27%      (3.95)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 38,529    $ 43,437    $ 49,949    $ 52,766    $ 49,941    $     22    $     21
Ratio of expenses to average net assets ......     0.93%       0.87%       0.89%       0.89%       0.86%       1.83%       1.74%+
Ratio of net income to average net assets ....     4.83%       4.50%       4.59%       4.93%       5.03%       3.93%       3.75%+
Portfolio turnover rate ......................     6.00%      10.43%      21.26%       6.47%       8.04%       6.00%      10.43%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.29    $   8.03    $   7.82    $   7.72    $   7.70
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.28        0.28        0.29        0.31        0.32
Net realized and unrealized gain (loss)
  on investments .............................      0.09       (0.62)       0.28        0.18        0.09
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.37       (0.34)       0.57        0.49        0.41
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.28)      (0.28)      (0.29)      (0.31)      (0.32)
Distributions from net realized capital gain .     (0.01)      (0.12)      (0.07)      (0.08)      (0.07)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.29)      (0.40)      (0.36)      (0.39)      (0.39)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.37    $   7.29    $   8.03    $   7.82    $   7.72
                                                ========    ========    ========    ========    ========

Total Return: ................................     5.27%      (4.46)%      7.45%       6.60%       5.46%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $    321    $    617    $    418    $    474    $    565
Ratio of expenses to average net assets ......     1.83%       1.77%       1.79%       1.80%       1.76%
Ratio of net income to average net assets ....     3.93%       3.60%       3.69%       4.02%       4.13%
Portfolio turnover rate ......................     6.00%      10.43%      21.26%       6.47%       8.04%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
NEW YORK SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.70    $   8.60    $   8.28    $   7.98    $   7.86    $   7.70    $   8.14
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.39        0.38        0.40        0.41        0.42        0.32        0.11
Net realized and unrealized gain (loss)
  on investments .............................      0.08       (0.69)       0.40        0.32        0.12        0.09       (0.44)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.47       (0.31)       0.80        0.73        0.54        0.41       (0.33)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.39)      (0.38)      (0.40)      (0.41)      (0.42)      (0.32)      (0.11)
Distributions from net realized capital gain .     (0.01)      (0.21)      (0.08)      (0.02)         --       (0.01)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.40)      (0.59)      (0.48)      (0.43)      (0.42)      (0.33)      (0.11)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.77    $   7.70    $   8.60    $   8.28    $   7.98    $   7.78    $   7.70
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     6.28%      (3.86)%     10.02%       9.45%       6.97%       5.46%      (4.22)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 69,549    $ 76,833    $ 84,822    $ 83,528    $ 82,719    $    402    $    189
Ratio of expenses to average net assets ......     0.70%       0.81%       0.81%       0.82%       0.77%       1.60%       1.69%+
Ratio of net income to average net assets ....     5.17%       4.63%       4.74%       5.09%       5.24%       4.27%       3.96%+
Portfolio turnover rate ......................     7.30%      11.85%      39.85%      23.83%      25.88%       7.30%      11.85%++
Without expense reimbursement:*
Ratio of expenses to average net assets            0.83%                                                       1.73%
Ratio of net income to average net assets          5.04%                                                       4.14%

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.70    $   8.60    $   8.29    $   7.98    $   7.87
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.32        0.30        0.32        0.34        0.34
Net realized and unrealized gain (loss)
  on investments .............................      0.09       (0.69)       0.39        0.33        0.11
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.41       (0.39)       0.71        0.67        0.45
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.32)       0.30)      (0.32)      (0.34)      (0.34)
Distributions from net realized capital gain .     (0.01)      (0.21)      (0.08)      (0.02)         --
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.33)      (0.51)      (0.40)      (0.36)      (0.34)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.78    $   7.70    $   8.60    $   8.29    $   7.98
                                                ========    ========    ========    ========    ========

Total Return: ................................     5.46%      (4.73)%      8.88%       8.60%       5.86%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  2,593    $  2,844    $  2,182    $  1,572    $  1,152
Ratio of expenses to average net assets ......     1.60%       1.71%       1.72%       1.73%       1.68%
Ratio of net income to average net assets ....     4.27%       3.73%       3.83%       4.18%       4.33%
Portfolio turnover rate ......................     7.30%      11.85%      39.85%      23.83%      25.88%
Without expense reimbursement:*
Ratio of expenses to average net assets ......     1.73%
Ratio of net income to average net assets ....     4.14%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
OHIO SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.64    $   8.37    $   8.19    $   8.09    $   8.11    $   7.68    $   8.06
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.39        0.38        0.40        0.42        0.43        0.33        0.11
Net realized and unrealized gain (loss)
  on investments .............................      0.02       (0.60)       0.29        0.17        0.02        0.03       (0.38)
                                                --------    --------    --------    --------    --------    --------    --------

Total from Investment Operations .............      0.41       (0.22)       0.69        0.59        0.45        0.36       (0.27)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.39)      (0.38)      (0.40)      (0.42)      (0.43)      (0.33)      (0.11)
Distributions from net realized capital gain .     (0.02)      (0.13)      (0.11)      (0.07)      (0.04)      (0.02)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.41)      (0.51)      (0.51)      (0.49)      (0.47)      (0.35)      (0.11)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.64    $   7.64    $   8.37    $   8.19    $   8.09    $   7.69    $   7.68
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     5.58%      (2.68)%      8.77%       7.54%       5.68%       4.78%      (3.51)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $128,364    $135,034    $153,126    $154,419    $162,243    $    222    $     18
Ratio of expenses to average net assets ......     0.71%       0.81%       0.78%       0.81%       0.77%       1.61%       1.71%+
Ratio of net income to average net assets ....     5.21%       4.78%       4.92%       5.19%       5.32%       4.31%       3.99%+
Portfolio turnover rate ......................     9.02%       6.07%      24.74%      11.76%      12.90%       9.02%       6.07%++
Without expense reimbursement:*
Ratio of expenses to average net assets ......     0.84%                                                       1.74%
Ratio of net income to average net assets          5.08%                                                       4.18%

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.68    $   8.41    $   8.23    $   8.13    $   8.15
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.33        0.31        0.33        0.35        0.36
Net realized and unrealized gain (loss)
  on investments .............................      0.03       (0.60)       0.29        0.17        0.02
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.36       (0.29)       0.62        0.52        0.38
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.33)      (0.31)      (0.33)      (0.35)      (0.36)
Distributions from net realized capital gain .     (0.02)      (0.13)      (0.11)      (0.07)      (0.04)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.35)      (0.44)      (0.44)      (0.42)      (0.40)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.69    $   7.68    $   8.41    $   8.23    $   8.13
                                                ========    ========    ========    ========    ========

Total Return: ................................     4.78%      (3.52)%      7.78%       6.57%       4.74%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  1,425    $  1,327    $  1,103    $  1,160    $  1,011
Ratio of expenses to average net assets ......     1.61%       1.71%       1.69%       1.71%       1.67%
Ratio of net income to average net assets ....     4.31%       3.88%       4.01%       4.29%       4.42%
Portfolio turnover rate ......................     9.02%       6.07%      24.74%      11.76%      12.90%
Without expense reimbursement:*
Ratio of expenses to average net assets ......     1.74%
Ratio of net income to average net assets ....     4.18%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
OREGON SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.48    $   8.05    $   7.87    $   7.65    $   7.66    $   7.48    $   7.83
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.36        0.35        0.36        0.38        0.40        0.29        0.10
Net realized and unrealized gain (loss)
  on investments .............................      0.04       (0.52)       0.28        0.26          --        0.04       (0.35)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.40       (0.17)       0.64        0.64        0.40        0.33       (0.25)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.36)      (0.35)      (0.36)      (0.38)      (0.40)      (0.29)      (0.10)
Distributions from net realized capital gain .     (0.05)      (0.05)      (0.10)      (0.04)      (0.01)      (0.05)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.41)      (0.40)      (0.46)      (0.42)      (0.41)      (0.34)      (0.10)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.47    $   7.48    $   8.05    $   7.87    $   7.65    $   7.47    $   7.48
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     5.55%      (2.16)%      8.48%       8.60%       5.27%       4.62%      (3.32)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 52,890    $ 54,473    $ 57,601    $ 55,239    $ 57,345    $    364         $--
Ratio of expenses to average net assets ......     0.89%       0.86%       0.88%       0.90%       0.86%       1.79%       1.73%+
Ratio of net income to average net assets ....     4.86%       4.52%       4.60%       4.88%       5.18%       3.96%       3.77%+
Portfolio turnover rate ......................    14.46%      12.28%      12.62%      19.46%      28.65%      14.46%      12.28%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.48    $   8.04    $   7.87    $   7.64    $   7.65
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.29        0.28        0.29        0.31        0.33
Net realized and unrealized gain (loss)
  on investments .............................      0.04       (0.51)       0.27        0.27          --
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.33       (0.23)       0.56        0.58        0.33
                                                --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.29)      (0.28)      (0.29)      (0.31)      (0.33)
Distributions from net realized capital gain .     (0.05)      (0.05)      (0.10)      (0.04)      (0.01)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.34)      (0.33)      (0.39)      (0.35)      (0.34)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.47    $   7.48    $   8.04    $   7.87    $   7.64
                                                ========    ========    ========    ========    ========

Total Return: ................................     4.62%      (2.92)%      7.37%       7.77%       4.33%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  2,465    $  2,231    $  2,650    $  1,678    $  1,540
Ratio of expenses to average net assets ......     1.79%       1.76%       1.79%       1.80%       1.76%
Ratio of net income to average net assets ....     3.96%       3.62%       3.69%       3.98%       4.28%
Portfolio turnover rate ......................    14.46%      12.28%      12.62%      19.46%      28.65%

----------
See footnotes on page 68.

FINANCIAL HIGHLIGHTS
SOUTH CAROLINA SERIES

                                                                        CLASS A                                   CLASS C
                                                --------------------------------------------------------    -------------------
                                                                YEAR ENDED SEPTEMBER 30,                       YEAR     5/27/99**
                                                --------------------------------------------------------      ENDED        TO
                                                  2000        1999        1998        1997        1996       9/30/00    9/30/99
                                                --------    --------    --------    --------    --------    --------    --------
Per Share Data:
Net Asset Value, Beginning of Period .........  $   7.67    $   8.38    $   8.16    $   8.07    $   7.97    $   7.66    $   8.08
                                                --------    --------    --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.38        0.38        0.39        0.40        0.41        0.31        0.11
Net realized and unrealized gain (loss)
  on investments .............................      0.07       (0.64)       0.29        0.22        0.12        0.07       (0.42)
                                                --------    --------    --------    --------    --------    --------    --------
Total from Investment Operations .............      0.45       (0.26)       0.68        0.62        0.53        0.38       (0.31)
                                                --------    --------    --------    --------    --------    --------    --------
Less Distributions:
Dividends from net investment income .........     (0.38)      (0.38)      (0.39)      (0.40)      (0.41)      (0.31)      (0.11)
Distributions from net realized capital gain .     (0.08)      (0.07)      (0.07)      (0.13)      (0.02)      (0.08)         --
                                                --------    --------    --------    --------    --------    --------    --------
Total Distributions ..........................     (0.46)      (0.45)      (0.46)      (0.53)      (0.43)      (0.39)      (0.11)
                                                --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period ...............  $   7.66    $   7.67    $   8.38    $   8.16    $   8.07    $   7.65    $   7.66
                                                ========    ========    ========    ========    ========    ========    ========

Total Return: ................................     6.07%      (3.32)%      8.66%       7.99%       6.82%       5.12%      (4.01)%

Ratios/Supplemental Data:
Net Assets, end of period (000s omitted) .....  $ 81,138    $ 92,793    $106,328    $101,018    $108,163    $    893    $    335
Ratio of expenses to average net assets ......     0.86%       0.83%       0.80%       0.84%       0.80%       1.76%       1.72%+
Ratio of net income to average net assets ....     5.04%       4.65%       4.74%       5.04%       5.15%       4.14%       3.96%+
Portfolio turnover rate ......................     3.49%      18.06%      16.63%         --       20.66%       3.49%      18.06%++

                                                                        CLASS D
                                                --------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                                --------------------------------------------------------
                                                  2000        1999        1998        1997        1996
                                                --------    --------    --------    --------    --------
Per Share DATA:
Net Asset Value, Beginning of Year ...........  $   7.66    $   8.38    $   8.16    $   8.06    $   7.97
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
Net investment income ........................      0.31        0.30        0.31        0.33        0.34
Net realized and unrealized gain (loss)
  on investments .............................      0.07       (0.65)       0.29        0.23        0.11
                                                --------    --------    --------    --------    --------
Total from Investment Operations .............      0.38       (0.35)       0.60        0.56        0.45
                                                --------    --------    --------    --------    --------

Less Distributions:
Dividends from net investment income .........     (0.31)      (0.30)      (0.31)      (0.33)      (0.34)
Distributions from net realized capital gain .     (0.08)      (0.07)      (0.07)      (0.13)      (0.02)
                                                --------    --------    --------    --------    --------
Total Distributions ..........................     (0.39)      (0.37)      (0.38)      (0.46)      (0.36)
                                                --------    --------    --------    --------    --------
Net Asset Value, End of Year .................  $   7.65    $   7.66    $   8.38    $   8.16    $   8.06
                                                ========    ========    ========    ========    ========

Total Return: ................................     5.12%      (4.32)%      7.68%       7.15%       5.73%

Ratios/Supplemental Data:
Net Assets, end of year (000s omitted) .......  $  4,443    $  5,936    $  5,594    $  3,663    $  2,714
Ratio of expenses to average net assets ......     1.76%       1.73%       1.71%       1.75%       1.70%
Ratio of net income to average net assets ....     4.14%       3.75%       3.83%       4.13%       4.25%
Portfolio turnover rate ......................     3.49%      18.06%      16.63%         --       20.66%

----------
  * During the periods stated, the Manager, at its discretion, reimbursed expenses for the Michigan, New York and Ohio Series.
 ** Commencement of offering of Class C shares.
  + Annualized.
 ++ For the year ended September 30, 1999.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN MUNICIPAL FUND SERIES, INC.:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Fund Series, Inc. (comprising, respectively, the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon, and South Carolina Series) as of September 30, 2000, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Seligman Municipal Fund Series, Inc. as of September 30, 2000, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 10, 2000

BOARD OF DIRECTORS

JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (4)
CHAIRMAN & CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

Robert L. Shafer (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

James N. Whitson (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------
Member:    (1) Executive Committee
           (2) Audit Committee
           (3) Director Nominating Committee
           (4) Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. MOLES
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017



IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017

                                www.seligman.com

  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN MUNICIPAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE
                       SALES CHARGES, MANAGEMENT FEE, AND
            OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                           INVESTING OR SENDING MONEY.


TEA2  9/00                              [RECYCLE LOGO] Printed on Recycled Paper